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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08413

Evergreen Equity Trust

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end:

Registrant is making an annual filing for five of its series, Evergreen Growth Fund, Evergreen Large Company Growth Fund, Evergreen Mid Cap Growth Fund, Evergreen Omega Fund and Evergreen Small-Mid Growth Fund, for the year ended September 30, 2009. These series have September 30 fiscal year end.

Date of reporting period: September 30, 2009

Item 1 – Reports to Stockholders.

Evergreen Growth Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
10	ABOUT YOUR FUND’S EXPENSES
11	FINANCIAL HIGHLIGHTS
15	SCHEDULE OF INVESTMENTS
21	STATEMENT OF ASSETS AND LIABILITIES
22	STATEMENT OF OPERATIONS
23	STATEMENTS OF CHANGES IN NET ASSETS
25	NOTES TO FINANCIAL STATEMENTS
34	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
35	ADDITIONAL INFORMATION
44	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

November 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Growth Fund for the twelve-month period ended September 30, 2009 (the “period”).

Capital markets throughout the globe continued to experience extreme pressure during the period. Home prices fell and job losses persisted. The collapse of Lehman Brothers in September 2008 led to collateral damage in the ensuing weeks as venerable financial institutions both in the United States and Europe fell like dominos. Distrust prevailed, and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. In response, the Federal Reserve Board (the “Fed”), the U.S. Treasury, the Federal Deposit Insurance Corporation, and the Securities and Exchange Commission took a series of dramatic and innovative steps to help the economy and the financial markets emerge from this crisis. In October 2008, Congress rushed through a $700 billion rescue plan designed to address the capital inadequacy of banks. Meanwhile, in a further effort to re-stimulate lending activity, the Fed twice slashed the key fed funds rate in October 2008, bringing the influential overnight lending rate to just 1.00%. The Fed slashed rates again in December to near zero, where it stayed during the remainder of the period. Overseas, other major central banks also cut short-term rates to inject liquidity into the financial markets. At the same time, foreign governments took other measures to buttress financial institutions and forestall the possibility of a global recession.

Early in 2009, the fixed-income markets worried about deflation, as evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased with the $787 billion American Recovery and Reinvestment Act of 2009, signed into law in February. Yields climbed for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard, as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although stocks rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, as both issuance and performance improved. The price of oil surged in the second quarter of 2009, pulling most commodities higher, as the dollar weakened and gold gave back earlier gains. However, gold surged at the end of the fiscal year, and stocks finished a banner third quarter 2009, with all major market indexes climbing by approximately 15%, as investor sentiment was buoyed by signs of improvement in the economy and corporate earnings. In international markets, most major equity indexes doubled in the developing

LETTER TO SHAREHOLDERS continued

world from their lows of last year, while the market gains in developed economies have been somewhat more muted.

While recent data reflect an economy that is managing to climb from the depths reached in March, we question whether the fundamentals are in place for sustainable growth, given that economic reports continue to display data that is simply “less bad” than it was earlier in the fiscal year. Until we see stabilization in home prices and employment, it is unlikely that activity will exceed anything beyond what is considered to be “below potential” for any period of time.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s growth-oriented equity funds focused on managing risk and finding potential opportunities while maintaining the goal of seeking long-term capital appreciation. Managers of Evergreen Large Company Growth Fund and Evergreen Omega Fund focused on bottom-up, fundamental analysis in making individual stock selections. The management teams supervising Evergreen Mid Cap Growth Fund and Evergreen Small-Mid Growth Fund, meanwhile, sought out growing companies with strong fundamentals and reasonable valuations. At the same time, managers of Evergreen Growth Fund concentrated on opportunities among small cap growth companies with above-average earnings prospects and reasonable stock prices. The team supervising Evergreen Strategic Growth Fund, meanwhile, focused on large cap companies offering superior long-term growth potential.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy that seeks to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

LETTER TO SHAREHOLDERS continued

Notice to Shareholders:

Effective after the close of business on June 30, 2009, Class B shares of the Fund were closed to new accounts and additional purchases by existing shareholders. Existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

FUND AT A GLANCE

as of September 30, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Managers:

Jeffrey S. Drummond, CFA; Linda Z. Freeman, CFA; Paul Carder, CFA; Jeffrey Harrison, CFA; Edward Rick, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2009.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 4/15/1985

	Class A	Class B^	Class C†	Class I
Class inception date	6/5/1995	10/18/1999	4/15/1985	11/19/1997

Nasdaq symbol	EGWAX	EGRBX	EGRTX	EGRYX

Average annual return*

1-year with sales charge	-5.22%	-5.22%	-0.46%	N/A

1-year w/o sales charge	0.53%	-0.25%	0.54%	0.74%

5-year	2.49%	2.68%	3.20%	3.99%

10-year	4.44%	4.30%	4.42%	5.34%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.
^	Class B shares are closed to new investments by new and existing shareholders.
†	As of 1/31/2008, Class C is closed to new investors.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class B prior to its inception is based on the performance of Class C, the original class offered. The fund incurs a 12b-1 fee of 0.25% for Class A, 1.00% for Class B and 0.25% for Class C. Prior to 1/31/08, the 12b-1 fees for Class C were 1.00%. Class I does not pay a 12b-1 fee.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Returns reflect expense limits previously in effect for Class A, without which returns for Class A would have been lower.

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Growth Fund Class A shares versus a similar investment in the Russell 2000 Growth Index (Russell 2000 Growth) and the Consumer Price Index (CPI).

The Russell 2000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of September 30, 2009, and subject to change.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 0.53% for the twelve-month period ended September 30, 2009, excluding any applicable sales charges. During the same period, the Russell 2000 Growth returned -6.32%.

The fund’s objective is to seek long-term capital growth.

Investment process

The twelve months ended September 30, 2009, was a period marked by unprecedented market volatility. From October 2008 through early March 2009, the market declined as investors responded to a deepening global credit crisis and recession fears turned to reality. News headlines made comparisons to the Great Depression as employment numbers dropped and layoff announcements multiplied along with foreclosures. Beginning in early March 2009, equity markets rallied strongly off their lows, sparked, in part, by the Fed’s plans to purchase longer-term Treasuries. The rally continued as investors began to look forward to future growth. The fund’s composition was shifted in late 2008 and early 2009 from defensive to more cyclical industries that would likely benefit from the eventual upturn in the economy as it emerged from recession. In managing the fund in this volatile environment, we have steadfastly maintained our focus on the disciplines that have served us well through the years, investing in high-quality, high-growth companies at reasonable prices. In these turbulent times, we remain confident that our strategy is sound and has the potential to produce solid long-term returns.

Contributors to performance

The fund’s outperformance versus the Russell 2000 Growth Index was broad based for the fiscal year, with particular strength in the Consumer Discretionary, Energy, Industrials, Financials, and Information Technology sectors. In Consumer Discretionary, the fund benefited from strong stock selection. Standout performers included online jeweler Blue Nile, whose superior business model is enabling it to take share from traditional jewelers; Penn National Gaming, where we took profits as the stock of this well-capitalized gaming company rebounded from depressed levels; and National Cinemedia, whose results confirmed the value of targeted pre-feature advertising as well as the company’s increasingly dominant market position. Stock selection was a big contributor in the Energy area, with companies such as World Fuel Services, a fuel broker for aviation and marine markets that increased its market share as competitors abandoned the fuel services market, and Petrohawk Energy Corp., a long-term holding, which, in our opinion, has the best exposure to the most favorable natural gas fields, boosting performance. Relative strength in Industrials was driven by the performance of companies such as EnerNOC, Inc., a leader in the alternative energy industry for “demand response,” and Interline Brands, a distributor and direct marketer of maintenance, repair, and operations products that stands to potentially benefit from any eventual rebound in the housing market.

PORTFOLIO MANAGER COMMENTARY continued

Another area of strength for the fiscal year came from Financials, where investment manager Waddell and Reed Financial benefited from the rebound in the markets. We took profits in the stock as it traded to a premium valuation. First Horizon National Corp. was another standout, as new management took aggressive steps in recognizing credit losses, positioning the bank for market share gains. Strong performers in Information Technology included communications semiconductor manufacturer NetLogic Microsystems, and Cavium Networks, Inc., both of which we expect to have strong earnings in the near term. Shares of government-focused Internet portal provider NIC, Inc. climbed as the company won large contracts with the states of Texas and New Jersey.

Detractors from performance

The major performance detractor during the fiscal year was Health Care, and the cash position was also a drag, as the market posted strong gains off the March lows. In Health Care, we were underweight versus the index due to our emphasis on companies that would likely benefit in a cyclical upturn, and our concerns about a number of factors that we felt would impact the sector negatively including strained hospital budgets, reduced procedures due to the tough economy and high unemployment, and the administration’s health care reform plans. While the underweight was a positive, stock selection penalized returns.

In the equipment and services area, our holdings in Wright Medical Group and Zoll Medical Corp. hurt performance. Wright Medical, an orthopedic medical device company, lowered earnings guidance due to reduced sales expectations and an increase in compliance spending. While we pared the position, we continue to hold the stock, given our belief that reconstructive procedures will rebound in an improving economy and that the company is gaining market share in its extremities business, so earnings estimates could prove conservative. In the case of Zoll, we sold the stock due to concerns that shortfalls in hospital spending and state budgets would likely hurt demand for the company’s resuscitation products well into 2010.

Within pharmaceuticals and biotechnology, performance was hurt by a combination of spectacular returns in a number of small biotechnology companies that we did not own, as well as disappointing performance from fund holdings PAREXEL International Corp. and Icon plc, both contract research organizations (CROs). Early in the fiscal year, investors were concerned that the companies’ pharmaceutical and biotechnology clients would slow product development, reducing the need for CRO services in research and multi-phase clinical trials. PAREXEL management failed to anticipate the changing environment and lost market share; we subsequently lost confidence in the company’s growth prospects and sold the stock. While we reduced the Icon holding, we maintain a position given our belief that the company is positioned to gain new clients as well as more deeply penetrate its existing base in that it is one of the few CROs positioned to meet the global demands of biopharma companies.

PORTFOLIO MANAGER COMMENTARY continued

Portfolio management outlook

At the end of the reporting period, the fund is currently overweight in Information Technology, Energy, and Materials. These are areas where we are finding strong companies with what we believe are excellent growth prospects and reasonable valuations. The fund remains underweight in Health Care, Consumer Staples, and Industrials.

The fund has been overweight in the Information Technology sector for most of the fiscal year, and we continue to look for positive results. There is a large weight in semiconductors, but we have recently taken some profits as we think companies may have over-shipped slightly for the holidays. After strong gains in some of the semiconductor device names, we took profits and redeployed into those companies that sell equipment to the semiconductor industry. We expect a peak in unemployment may positively impact many of the fund holdings in the subscription software companies, as shrinking headcount has been a headwind for these companies for the last year.

Within Energy, we believe pricing, especially for natural gas, has likely hit bottom. We continue to maintain exposure to higher-quality companies that may benefit from a rebound in natural gas prices. We remain constructive on Energy stocks, as U.S. demand trends continue to improve slowly off recent lows and important emerging markets such as China appear to be growing nicely. In addition, forward prices for natural gas in 2010 appear to be firming, supporting a more constructive outlook for most small cap energy stocks.

The fund’s Materials overweight has been helped by recent strong performance and prospects for the sector continue to look good. Investments in the sector include a combination of early-cycle companies and those we believe are poised for longer-term secular growth. Attractive long-term secular trends include those as diverse as increased food consumption in emerging economies and increased use of lithium-ion batteries for such things as hybrid electric vehicles and utility grid applications.

In Health Care, overall exposure was reduced earlier in the fiscal year, specifically in the equipment and service providers industries. A number of headwinds for the industry were surfacing, including weak hospital budgets, reduced procedures, and the new administration’s health care reform plans. In recent months, the fund’s exposure was increased to the biotechnology industry, as we believe that the current leadership at the Food and Drug Administration is being more accommodative to approvals of drugs for unmet needs if the side-effect profile is minimal.

The relatively small position in Consumer Staples is due both to management’s desire to have companies with greater exposure to a rebounding economy and to its inability to find companies in this area with desirable long-term growth characteristics.

PORTFOLIO MANAGER COMMENTARY continued

We remain confident in our investment philosophy and process, which have served us well over many years. The fund’s focus is on owning rapidly growing small cap companies, with sustainable business models that trade at reasonable valuations. We believe this is a winning strategy for the long-term.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2009 to September 30, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009	Expenses Paid During Period*

Actual
Class A	$1,000.00	$1,416.67	$ 7.94
Class B	$1,000.00	$1,412.01	$12.46
Class C	$1,000.00	$1,417.48	$ 7.94
Class I	$1,000.00	$1,417.96	$ 6.43
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,018.50	$ 6.63
Class B	$1,000.00	$1,014.74	$10.40
Class C	$1,000.00	$1,018.50	$ 6.63
Class I	$1,000.00	$1,019.75	$ 5.37

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.31% for Class A, 2.06% for Class B, 1.31% for Class C and 1.06% for Class I), multiplied by the average account value over the period, multiplied by 183 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS A	2009	2008	2007	2006	2005

Net asset value, beginning of period	$12.20	$18.70	$17.35	$19.03	$15.41

Income from investment operations
Net investment loss	(0.04)[1]	(0.03)[1]	(0.12)[1]	(0.16)[1]	(0.17)[1]
Net realized and unrealized gains or losses on investments	0.10 [2]	(3.61)	3.63	0.55	3.79

Total from investment operations	0.06	(3.64)	3.51	0.39	3.62

Distributions to shareholders from
Net realized gains	(0.02)	(2.84)	(2.16)	(2.07)	0
Tax basis return of capital	0	(0.02)	0	0	0

Total distributions to shareholders	(0.02)	(2.86)	(2.16)	(2.07)	0

Net asset value, end of period	$12.24	$12.20	$18.70	$17.35	$19.03

Total return[3]	0.53%	(22.75)%	21.93%	2.55%	23.49%

Ratios and supplemental data
Net assets, end of period (thousands)	$48,067	$56,068	$90,563	$91,606	$94,947
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.33%	1.25%	1.25%	1.26%	1.25%
Expenses excluding waivers/reimbursements and expense reductions	1.33%	1.27%	1.26%	1.26%	1.25%
Net investment loss	(0.45)%	(0.24)%	(0.68)%	(0.88)%	(0.96)%
Portfolio turnover rate	118%	113%	98%	91%	80%

1	Per share amount is based on average shares outstanding during the period.
2

The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of the portfolio.

3	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS B	2009	2008	2007	2006	2005

Net asset value, beginning of period	$10.16	$16.17	$15.37	$17.21	$14.04

Income from investment operations
Net investment loss	(0.09)[1]	(0.12)[1]	(0.21)[1]	(0.25)[1]	(0.26)[1]
Net realized and unrealized gains or losses on investments	0.06 [2]	(3.03)	3.17	0.48	3.43

Total from investment operations	(0.03)	(3.15)	2.96	0.23	3.17

Distributions to shareholders from
Net realized gains	(0.02)	(2.84)	(2.16)	(2.07)	0
Tax basis return of capital	0	(0.02)	0	0	0

Total distributions to shareholders	(0.02)	(2.86)	(2.16)	(2.07)	0

Net asset value, end of period	$10.11	$10.16	$16.17	$15.37	$17.21

Total return[3]	(0.25)%	(23.37)%	21.08%	1.82%	22.58%

Ratios and supplemental data
Net assets, end of period (thousands)	$5,081	$9,637	$18,518	$18,940	$21,955
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.08%	1.99%	1.96%	1.96%	1.95%
Expenses excluding waivers/reimbursements and expense reductions	2.08%	1.99%	1.96%	1.96%	1.95%
Net investment loss	(1.14)%	(1.00)%	(1.39)%	(1.59)%	(1.67)%
Portfolio turnover rate	118%	113%	98%	91%	80%

1	Per share amount is based on average shares outstanding during the period.
2

The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of the portfolio.

3	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS C	2009	2008	2007	2006	2005

Net asset value, beginning of period	$10.19	$16.15	$15.35	$17.19	$14.02

Income from investment operations
Net investment loss	(0.04)[1]	(0.07)[1]	(0.21)[1]	(0.25)[1]	(0.26)[1]
Net realized and unrealized gains or losses on investments	0.09 [2]	(3.03)	3.17	0.48	3.43

Total from investment operations	0.05	(3.10)	2.96	0.23	3.17

Distributions to shareholders from
Net realized gains	(0.02)	(2.84)	(2.16)	(2.07)	0
Tax basis return of capital	0	(0.02)	0	0	0

Total distributions to shareholders	(0.02)	(2.86)	(2.16)	(2.07)	0

Net asset value, end of period	$10.22	$10.19	$16.15	$15.35	$17.19

Total return[3]	0.54%	(23.03)%	21.11%	1.82%	22.61%

Ratios and supplemental data
Net assets, end of period (thousands)	$84,874	$99,486	$167,832	$168,681	$201,363
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.33%	1.54%	1.96%	1.96%	1.95%
Expenses excluding waivers/reimbursements and expense reductions	1.33%	1.54%	1.96%	1.96%	1.95%
Net investment loss	(0.45)%	(0.55)%	(1.39)%	(1.59)%	(1.67)%
Portfolio turnover rate	118%	113%	98%	91%	80%

1	Per share amount is based on average shares outstanding during the period.
2

The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of the portfolio.

3	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS I	2009	2008	2007	2006	2005

Net asset value, beginning of period	$12.75	$19.37	$17.86	$19.47	$15.72

Income from investment operations
Net investment income (loss)	(0.02)[1]	0.01	(0.07)[1]	(0.11)[1]	(0.12)[1]
Net realized and unrealized gains or losses on investments	0.10 [2]	(3.77)	3.74	0.57	3.87

Total from investment operations	0.08	(3.76)	3.67	0.46	3.75

Distributions to shareholders from
Net investment income	(0.02)	0	0	0	0
Net realized gains	(0.02)	(2.84)	(2.16)	(2.07)	0
Tax basis return of capital	0	(0.02)	0	0	0

Total distributions to shareholders	(0.04)	(2.86)	(2.16)	(2.07)	0

Net asset value, end of period	$12.79	$12.75	$19.37	$17.86	$19.47

Total return	0.74%	(22.56)%	22.23%	2.89%	23.85%

Ratios and supplemental data
Net assets, end of period (thousands)	$344,313	$395,954	$621,896	$692,450	$705,901
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.08%	0.99%	0.96%	0.96%	0.95%
Expenses excluding waivers/reimbursements and expense reductions	1.08%	0.99%	0.96%	0.96%	0.95%
Net investment income (loss)	(0.20)%	0.02%	(0.39)%	(0.59)%	(0.67)%
Portfolio turnover rate	118%	113%	98%	91%	80%

1	Per share amount is based on average shares outstanding during the period.
2

The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of the portfolio.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

September 30, 2009

	Shares	Value

COMMON STOCKS 92.5%
CONSUMER DISCRETIONARY 15.4%
Distributors 0.5%
LKQ Corp. *	143,000	$2,651,220

Diversified Consumer Services 1.0%
Capella Education Co. * ρ	71,300	4,801,342

Hotels, Restaurants & Leisure 3.3%
Chipotle Mexican Grill, Inc., Class A * ρ	38,500	3,736,425
P.F. Chang’s China Bistro, Inc. * ρ	170,400	5,788,488
Shuffle Master, Inc. *	251,600	2,370,072
Texas Roadhouse, Inc., Class A *	391,700	4,159,854

		16,054,839

Internet & Catalog Retail 1.3%
Blue Nile, Inc. *	98,480	6,117,577

Media 1.0%
Marvel Entertainment, Inc. *	1	50
National CineMedia, Inc.	296,826	5,037,137

		5,037,187

Specialty Retail 3.9%
Aeropostale, Inc. *	124,200	5,398,974
Children’s Place Retail Stores, Inc. *	116,200	3,481,352
DSW, Inc., Class A * ρ	238,500	3,808,845
Hibbett Sports, Inc. * ρ	192,700	3,512,921
Lumber Liquidators, Inc. *	110,800	2,403,252

		18,605,344

Textiles, Apparel & Luxury Goods 4.4%
Deckers Outdoor Corp. *	62,900	5,337,065
Iconix Brand Group, Inc. * ρ	271,800	3,389,346
The Warnaco Group, Inc. *	186,700	8,188,662
True Religion Apparel, Inc. *	164,800	4,273,264

		21,188,337

CONSUMER STAPLES 0.5%
Personal Products 0.5%
Chattem, Inc. *	38,812	2,577,505

ENERGY 5.6%
Energy Equipment & Services 1.6%
Core Laboratories NV	34,700	3,577,223
Matrix Service Co. *	359,000	3,902,330

		7,479,553

Oil, Gas & Consumable Fuels 4.0%
Goodrich Petroleum Corp. * ρ	89,600	2,312,576
Newfield Exploration Co. *	87,000	3,702,720

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2009

	Shares	Value

COMMON STOCKS continued
ENERGY continued
Oil, Gas & Consumable Fuels continued
Penn Virginia Corp.	58,500	$1,340,235
Petrohawk Energy Corp. *	300,800	7,282,368
World Fuel Services Corp. ρ	97,690	4,695,958

		19,333,857

FINANCIALS 5.2%
Capital Markets 1.4%
Stifel Financial Corp. *	121,265	6,657,449

Commercial Banks 2.0%
First Horizon National Corp. *	393,412	5,204,837
Signature Bank *	147,900	4,289,100

		9,493,937

Diversified Financial Services 1.7%
MSCI, Inc., Class A *	183,000	5,420,460
Portfolio Recovery Associates, Inc. * ρ	63,100	2,860,323

		8,280,783

Real Estate Investment Trusts (REITs) 0.1%
Redwood Trust, Inc.	35,378	548,359

HEALTH CARE 17.8%
Biotechnology 3.8%
Alexion Pharmaceuticals, Inc. *	155,800	6,939,332
Incyte Corp. * ρ	306,400	2,068,200
InterMune, Inc. *	116,800	1,860,624
Myriad Genetics, Inc.	84,500	2,315,300
Regeneron Pharmaceuticals, Inc. *	106,300	2,051,590
United Therapeutics Corp. *	65,200	3,194,148

		18,429,194

Health Care Equipment & Supplies 4.0%
Endologix, Inc. *	192,200	1,189,718
Inverness Medical Innovations, Inc. * ρ	156,000	6,041,880
NuVasive, Inc. * ρ	159,500	6,660,720
RTI Biologics, Inc. *	451,921	1,965,856
Wright Medical Group, Inc. *	194,400	3,471,984

		19,330,158

Health Care Providers & Services 3.4%
Clarient, Inc. *	419,800	1,767,358
Genoptix, Inc. *	162,800	5,662,184
HMS Holdings Corp. *	74,100	2,832,843
PSS World Medical, Inc. *	174,600	3,811,518
Psychiatric Solutions, Inc. *	91,200	2,440,512

		16,514,415

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2009

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Health Care Technology 3.4%
Allscripts-Misys Heathcare Solutions, Inc. ρ	322,600	$6,539,102
MedAssets, Inc. *	268,900	6,069,073
Phase Forward, Inc. *	268,300	3,766,932

		16,375,107

Life Sciences Tools & Services 2.7%
Icon plc, ADR *	166,007	4,065,512
Illumina, Inc. * ρ	206,600	8,780,500

		12,846,012

Pharmaceuticals 0.5%
Auxilium Pharmaceuticals, Inc. * ρ	69,100	2,363,911

INDUSTRIALS 12.7%
Aerospace & Defense 1.4%
ARGON ST, Inc. *	228,319	4,349,477
Hexcel Corp. *	224,986	2,573,840

		6,923,317

Air Freight & Logistics 2.8%
Atlas Air Worldwide Holdings *	246,500	7,880,605
Forward Air Corp.	39,391	911,902
UTi Worldwide, Inc.	324,900	4,704,552

		13,497,059

Commercial Services & Supplies 3.2%
EnerNOC, Inc. * ρ	151,078	5,009,746
Steiner Leisure, Ltd. *	84,974	3,038,670
Team, Inc. *	195,748	3,317,929
Waste Connections, Inc. *	135,300	3,904,758

		15,271,103

Construction & Engineering 2.1%
Pike Electric Corp. *	350,225	4,195,695
Quanta Services, Inc. *	273,300	6,048,129

		10,243,824

Electrical Equipment 0.8%
Polypore International, Inc. *	298,937	3,859,277

Machinery 1.1%
Barnes Group, Inc.	82,700	1,413,343
RBC Bearings, Inc. *	160,647	3,747,894

		5,161,237

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2009

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Trading Companies & Distributors 1.3%
Interline Brands, Inc. *	202,823	$3,417,568
MSC Industrial Direct Co., Class A	70,700	3,081,106

		6,498,674

INFORMATION TECHNOLOGY 29.8%
Communications Equipment 4.1%
Adtran, Inc.	259,600	6,373,180
DG FastChannel, Inc. *	142,900	2,992,326
Plantronics, Inc.	173,000	4,638,130
Riverbed Technology, Inc. *	251,700	5,527,332

		19,530,968

Electronic Equipment, Instruments & Components 0.8%
Benchmark Electronics, Inc. *	206,962	3,725,316

Internet Software & Services 9.2%
ComScore, Inc. *	251,156	4,523,320
Constant Contact, Inc. * ρ	193,665	3,728,051
Equinix, Inc. * ρ	92,254	8,487,368
LivePerson, Inc. *	626,807	3,159,107
NIC, Inc.	737,519	6,556,544
Rackspace Hosting, Inc. * ρ	308,900	5,269,834
SAVVIS, Inc. *	175,949	2,783,513
Support.com, Inc. * +	904,749	2,171,398
ValueClick, Inc. *	247,000	3,257,930
Vocus, Inc. *	214,715	4,485,396

		44,422,461

IT Services 1.3%
Alliance Data Systems Corp. *	101,100	6,175,188

Semiconductors & Semiconductor Equipment 10.2%
Advanced Energy Industries, Inc. *	345,647	4,922,013
Atheros Communications, Inc. *	169,000	4,483,570
ATMI, Inc. *	265,471	4,818,299
Cavium Networks, Inc. * ρ	289,400	6,213,418
FormFactor, Inc. *	359,900	8,608,808
Mellanox Technologies, Ltd. *	394,184	6,460,676
NetLogic Microsystems, Inc. *	156,000	7,020,000
Rubicon Technology, Inc. * ρ	170,400	2,528,736
Tessera Technologies, Inc. *	154,600	4,311,794

		49,367,314

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2009

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Software 4.2%
Blackboard, Inc. *	1	$38
Concur Technologies, Inc. *	127,878	5,084,429
Rosetta Stone, Inc. * ρ	110,900	2,546,264
Smith Micro Software, Inc. *	326,500	4,035,540
Taleo Corp., Class A *	187,400	4,242,736
Ultimate Software Group, Inc. *	151,174	4,341,717

		20,250,724

MATERIALS 3.3%
Chemicals 2.5%
Cytec Industries, Inc.	188,100	6,107,607
Intrepid Potash, Inc. * ρ	155,838	3,676,218
Rockwood Holdings, Inc. *	116,852	2,403,646

		12,187,471

Metals & Mining 0.8%
Brush Engineered Materials, Inc. *	159,219	3,894,497

TELECOMMUNICATION SERVICES 2.2%
Diversified Telecommunication Services 0.8%
Cbeyond, Inc. *	227,800	3,674,414
Neutral Tandem, Inc. *	1	23

		3,674,437

Wireless Telecommunication Services 1.4%
SBA Communications Corp., Class A * ρ	251,700	6,803,451

Total Common Stocks (cost $342,126,805)		446,172,404

EXCHANGE TRADED FUND 3.0%
iShares Russell 2000 Growth Index Fund (cost $14,811,914)	221,413	14,504,765

SHORT-TERM INVESTMENTS 18.2%
MUTUAL FUND SHARES 18.2%
BGI Prime Money Market Fund, Premium Shares, 0.19% q ρρ	2,441	2,441
BlackRock Liquidity TempFund, Institutional Class, 0.22% q ρρ	7,211,099	7,211,099
Evergreen Institutional Money Market Fund, Class I, 0.13% q ø ρρ	79,461,562	79,461,562
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 0.16% q ρρ	1,075,874	1,075,874

Total Short-Term Investments (cost $87,750,976)		87,750,976

Total Investments (cost $444,689,695) 113.7%		548,428,145
Other Assets and Liabilities (13.7%)		(66,093,320)

Net Assets 100.0%		$482,334,825

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2009

*	Non-income producing security
ρ	All or a portion of this security is on loan.
+	Security is deemed illiquid.
q	Rate shown is the 7-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations

ADR	American Depository Receipt

The following table shows the percent of total long-term investments by sector as of September 30, 2009:

Information Technology	31.1%
Health Care	18.6%
Consumer Discretionary	16.2%
Industrials	13.3%
Energy	5.8%
Financials	5.4%
Materials	3.5%
Telecommunication Services	2.3%
Consumer Staples	0.6%
Other	3.2%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2009

Assets
Investments in unaffiliated issuers, at value (cost $365,228,133) including $69,010,156 of securities loaned	$468,966,583
Investments in affiliated issuers, at value (cost $79,461,562)	79,461,562

Total investments	548,428,145
Segregated cash	6,325
Receivable for securities sold	12,304,366
Receivable for Fund shares sold	855,747
Dividends receivable	87,593
Receivable for securities lending income	30,938
Prepaid expenses and other assets	25,504

Total assets	561,738,618

Liabilities
Payable for securities purchased	4,923,879
Payable for Fund shares redeemed	2,545,456
Payable for securities on loan	71,863,301
Advisory fee payable	9,340
Distribution Plan expenses payable	1,058
Due to other related parties	2,528
Accrued expenses and other liabilities	58,231

Total liabilities	79,403,793

Net assets	$482,334,825

Net assets represented by
Paid-in capital	$536,827,545
Accumulated net investment loss	(22,140)
Accumulated net realized losses on investments	(158,209,030)
Net unrealized gains on investments	103,738,450

Total net assets	$482,334,825

Net assets consists of
Class A	$48,066,839
Class B	5,081,118
Class C	84,874,326
Class I	344,312,542

Total net assets	$482,334,825

Shares outstanding (unlimited number of shares authorized)
Class A	3,927,679
Class B	502,381
Class C	8,301,060
Class I	26,913,398

Net asset value per share
Class A	$12.24
Class A — Offering price (based on sales charge of 5.75%)	$12.99
Class B	$10.11
Class C	$10.22
Class I	$12.79

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended September 30, 2009

Investment income
Securities lending	$1,706,618
Dividends (net of foreign withholding taxes of $5,193)	1,658,995
Income from affiliated issuers	135,996

Total investment income	3,501,609

Expenses
Advisory fee	2,792,432
Distribution Plan expenses
Class A	98,222
Class B	55,435
Class C	177,633
Administrative services fee	398,919
Transfer agent fees	855,665
Trustees’ fees and expenses	8,993
Printing and postage expenses	61,136
Custodian and accounting fees	78,976
Registration and filing fees	40,081
Professional fees	48,754
Other	11,159

Total expenses	4,627,405
Less: Expense reductions	(479)
Fee waivers	(207)

Net expenses	4,626,719

Net investment loss	(1,125,110)

Net realized and unrealized gains or losses on investments
Net realized losses on securities in unaffiliated issuers	(92,318,121)
Net change in unrealized gains or losses on securities in unaffiliated issuers	76,612,601

Net realized and unrealized gains or losses on investments	(15,705,520)

Net decrease in net assets resulting from operations	$(16,830,630)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2009		2008

Operations
Net investment loss		$(1,125,110)		$(972,827)
Net realized losses on investments		(92,318,121)		(40,154,841)
Net change in unrealized gains or losses on investments		76,612,601		(143,987,831)

Net decrease in net assets resulting from operations		(16,830,630)		(185,115,499)

Distributions to shareholders from
Net investment income
Class I		(608,412)		0
Net realized gains
Class A		(73,358)		(13,369,535)
Class B		(14,463)		(3,125,412)
Class C		(157,606)		(29,123,172)
Class I		(501,827)		(89,355,386)
Tax basis return of capital
Class A		0		(96,057)
Class B		0		(20,565)
Class C		0		(195,911)
Class I		0		(610,622)

Total distributions to shareholders		(1,355,666)		(135,896,660)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	759,381	7,493,092	1,253,438	18,717,081
Class B	48,557	392,989	74,926	968,237
Class C	30,892	244,762	190,477	2,462,988
Class I	8,107,533	82,983,144	10,380,628	159,004,144

		91,113,987		181,152,450

Net asset value of shares issued in reinvestment of distributions
Class A	8,274	68,259	808,058	12,549,142
Class B	1,936	13,279	217,488	2,831,697
Class C	21,043	144,988	2,055,175	26,717,274
Class I	87,761	768,471	3,615,752	58,575,170

		994,997		100,673,283

Automatic conversion of Class B shares to Class A shares
Class A	128,612	1,269,545	54,492	772,261
Class B	(155,097)	(1,269,545)	(64,899)	(772,261)

		0		0

Payment for shares redeemed
Class A	(1,565,244)	(14,760,701)	(2,361,369)	(33,004,458)
Class B	(341,492)	(2,658,069)	(424,368)	(5,090,040)
Class C	(1,509,212)	(11,686,829)	(2,882,248)	(33,760,251)
Class I	(12,339,466)	(123,627,949)	(15,037,833)	(226,622,482)

		(152,733,548)		(298,477,231)

Net decrease in net assets resulting from capital share transactions		(60,624,564)		(16,651,498)

Total decrease in net assets		(78,810,860)		(337,663,657)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended September 30,

	2009	2008

Net assets
Beginning of period	$561,145,685	$898,809,342

End of period	$482,334,825	$561,145,685

Accumulated net investment loss	$(22,140)	$(22,863)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Growth Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Effective after the close of business on June 30, 2009, Class B shares were closed to new accounts and additional purchases by existing shareholders. Class B shares are available for purchase only through (i) an exchange transaction in which Class B shares of another Evergreen fund are exchanged or (ii) the Fund’s dividend reinvestment program. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class C shares are only available for purchase by existing shareholders of the Fund. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through November 24, 2009 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair

NOTES TO FINANCIAL STATEMENTS continued

market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend

NOTES TO FINANCIAL STATEMENTS continued

date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses and overdistributed net investment income. During the year ended September 30, 2009, the following amounts were reclassified:

Paid-in capital	$(2,621,244)
Accumulated net investment loss	1,734,245
Accumulated net realized losses on investments	886,999

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.70% and declining to 0.65% as the aggregate average daily net assets of the Fund and its variable annuity counterpart, Evergreen VA Growth Fund, increase. For the year ended September 30, 2009, the advisory fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a

NOTES TO FINANCIAL STATEMENTS continued

40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may have been deemed to control EIMC. If Wells Fargo was deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement was subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect.

Shareholders approved the new advisory agreement between the Fund and EIMC on March 12, 2009.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended September 30, 2009, EIMC voluntarily waived its advisory fee in the amount of $207.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended September 30, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended September 30, 2009, the transfer agent fees were equivalent to an annual rate of 0.21% of the Fund’s average daily net assets.

Wachovia Bank NA, a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 5).

NOTES TO FINANCIAL STATEMENTS continued

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended September 30, 2009, the Fund paid brokerage commissions of $28,166 to broker-dealers affiliated with Wells Fargo.

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of Class A shares. The Fund has suspended payments under the distribution plan attributable to its Class C shares in accordance with regulatory requirements applicable to the distributor. However, the 0.25% service fee continues to be assessed to Class C shares of the Fund.

For the year ended September 30, 2009, EIS received $3,089 from the sale of Class A shares and $30 and $7,658 in contingent deferred sales charges from redemptions of Class A and Class B, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $476,183,540 and $548,080,616, respectively, for the year ended September 30, 2009.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS continued

As of September 30, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

		Significant
		Other	Significant
		Observable	Unobservable
	Quoted Prices	Inputs	Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total

Equity securities
Common stocks	$446,172,404	$0	$0	$446,172,404
Other	14,504,765	0	0	14,504,765
Short-term investments	87,750,976	0	0	87,750,976

	$548,428,145	$0	$0	$548,428,145

Further details on the major security types listed above can be found in the Schedule of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Short-term
Investments

Balance as of September 30, 2008	$7,800,000
Realized gains or losses	(1,498,509)
Change in unrealized gains or losses	2,200,000
Net purchases (sales)	(8,501,491)
Transfers in and/or out of Level 3	0

Balance as of September 30, 2009	$0

Change in unrealized gains or losses included in earnings relating to securities still held at September 30, 2009	$0

During the year ended September 30, 2009, the Fund loaned securities to certain brokers and earned $1,706,618, net of $189,975 paid to Wachovia Global Securities Lending as the securities lending agent. At September 30, 2009, the value of securities on loan and the total value of collateral received for securities loaned (including segregated cash) amounted to $69,010,156 and $71,863,301, respectively.

On September 30, 2009, the aggregate cost of securities for federal income tax purposes was $459,284,496. The gross unrealized appreciation and depreciation on securities based on tax cost was $98,141,447 and $8,997,798, respectively, with a net unrealized appreciation of $89,143,649.

As of September 30, 2009, the Fund had $93,085,914 in capital loss carryovers for federal income tax purposes with $11,778,539 expiring in 2010 and $81,307,375 expiring in 2017.

NOTES TO FINANCIAL STATEMENTS continued

Certain portions of the capital loss carryovers of the Fund were assumed as a result of acquisitions. These losses are subject to certain limitations prescribed by the Internal Revenue Code.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of September 30, 2009, the Fund incurred and will elect to defer post-October losses of $50,528,315.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended September 30, 2009, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

Capital Loss
Carryovers
	and	Temporary
Unrealized	Post-October	Book/Tax
Appreciation	Losses	Differences

$89,143,649	$143,614,229	$(22,140)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended September 30,

	2009	2008

Ordinary Income	$1,355,666	$894,732
Long-term Capital Gain	0	134,078,773
Return of Capital	0	923,155

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

NOTES TO FINANCIAL STATEMENTS continued

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%. During the year ended September 30, 2009, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be

NOTES TO FINANCIAL STATEMENTS continued

distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Growth Fund, a series of the Evergreen Equity Trust, as of September 30, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Growth Fund as of September 30, 2009, the results of its operations, changes in its net assets and the financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 24, 2009

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

With respect to dividends paid from investment company taxable income during the fiscal year ended September 30, 2009, the Fund designates 97.15% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2009 year-end tax information will be reported on your 2009 Form 1099-DIV, which shall be provided to you in early 2010.

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, as required by law, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. At an in person meeting on September 23-24, 2009, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Growth Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the Evergreen funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of their deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors are required to furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. Over the course of the year preceding their September 2009 meeting, the Trustees regularly reviewed information regarding the investment performance of all of the funds. As part of their ongoing review of investment performance, the Trustees monitored for changes in performance and for the results of any changes in a fund’s investment process or investment team. The Trustees paid particular attention to funds whose performance since September 2008 (when the Trustees completed their 2008 review of the funds’ investment advisory agreements) indicated short-term or longer-term performance issues and to funds that they had identified during their 2008 review process as having short- or longer-term performance issues.

In spring 2009, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Trustees would review as part of the 2009 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other areas of review and requested specific information as to those areas of review.

The Trustees formed small groups to review individual funds in greater detail. They reviewed, with the assistance of an independent industry consultant that they retained, the

ADDITIONAL INFORMATION (unaudited) continued

information that EIMC and Keil provided. In addition, the Trustees considered information regarding, among other things, the funds’ brokerage practices, the funds’ use of derivatives, analyst and research support available to the portfolio management teams, risk management practices, and certain fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

In December 2008 Wells Fargo & Company (“Wells Fargo”) acquired Wachovia Corporation (“Wachovia”), EIMC’s parent company. Wells Fargo and EIMC have taken steps to combine the operations of Wells Fargo’s investment management affiliates and EIMC during the past year and have proposed to the Trustees the combination of the mutual fund families managed by them. During the course of the year, and during their review, the Trustees requested and received information about Wells Fargo and its advisory and broker-dealer operations, the status of efforts to combine the Wells Fargo and Evergreen investment management operations, and the effects on the funds and on the services provided by EIMC and its affiliates to the funds. In their deliberations, the Trustees were mindful that it was possible that the proposed combination of the two fund families might be effected during the coming 12-month period.

The Committee met several times by telephone during the 2009 review process to consider the information provided to it. The Committee then met with representatives of EIMC and its affiliates, including Wells Fargo. In addition, during the course of their review, the Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC, and in meetings with independent legal counsel in multiple private sessions at which no personnel of EIMC were present. At a meeting of the full Board of Trustees held on September 23-24, 2009, the Committee reported the results of its discussions with EIMC. The full Board met with representatives of EIMC and its affiliates and engaged in further review of the materials provided to it, after which the independent Trustees and the full Board approved the continuation of each of the advisory and sub-advisory agreements.

The Trustees’ determination to approve the continuation of the advisory and sub-advisory agreements was based on a comprehensive evaluation of all of the information provided to them. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements for each of the funds as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

ADDITIONAL INFORMATION (unaudited) continued

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees met periodically during the course of the year. EIMC presented a wide variety of information at those meetings regarding the services it provides for the funds, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of the teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2008. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new President of the funds, who also serves as President and Chief Operating Officer of EIMC, and a new Chief Investment Officer of EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

ADDITIONAL INFORMATION (unaudited) continued

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of fees paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. They considered that EIS, an affiliate of EIMC, would serve as distributor to the funds until January 3, 2010, and that Wells Fargo Funds Distributor, LLC, also an affiliate of EIMC, would serve as distributor to the funds beginning on January 4, 2010, and noted that the distributor receives fees from the funds for those services. The Trustees also considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC on behalf of the funds and brokerage commissions received by Wells Fargo Advisors, LLC (“Wells Fargo Advisors”) (formerly Wachovia Securities, LLC), an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted that the funds pay sub-transfer agency fees to various financial institutions, including Wells Fargo Advisors and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that the affiliate of EIMC that provides transfer agency services to the funds had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wells Fargo Advisors and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them and that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

The Trustees considered regulatory actions taken against EIMC or its affiliates in the past year, and on-going reviews of the operations of EIMC and its affiliates as they might affect the funds. They considered the findings of the regulators, the cooperation of EIMC and its affiliates with those regulators and with the Trustees in respect of those actions and reviews, and the remedial steps EIMC and its affiliates have taken in response. They also considered the scope and nature of on-going reviews being conducted by EIMC and its affiliates, and communications to the Trustees relating to those reviews.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team and the in-house research

ADDITIONAL INFORMATION (unaudited) continued

capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties.

The Trustees considered the managerial and financial resources available to EIMC and its affiliates and the commitment that the Evergreen/Wells Fargo organization has made to the funds generally. They considered assurances from representatives of Wells Fargo that the merger of Wells Fargo and Wachovia and the integration of those firms’ advisory and broker-dealer operations was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC provides to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high-quality services.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the independent Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds. They determined that the nature and scope of the services provided by EIMC were consistent with EIMC’s duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-, three-, and five-year periods ended December 31, 2008, the Fund’s Class A shares had underperformed the Fund’s benchmark index, the Russell 2000 Growth Index, and that, for the ten-year period ended December 31, 2008, the Fund’s Class A shares had outperformed the Fund’s benchmark index. The Trustees also noted that the Fund’s Class A shares’ performance was in the third quintile for the one-, three-, five-, and ten-year periods ended December 31, 2008, of the mutual funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did

ADDITIONAL INFORMATION (unaudited) continued

not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees.The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was slightly lower than the management fees paid by a majority of the mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale.The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. They reviewed the breakpoints in the Fund’s advisory fee structure, which operate generally to reduce the effective management fee rate of the Fund (as a percentage of Fund assets) as the Fund grows in size. They considered that, as a fund shrinks in size, breakpoints result in increasing fee levels. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability.The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on, among other things, the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability to EIMC of the services provided to any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director,Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; President and Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

563827 rv6 11/2009

Evergreen Large Company Growth Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
13	ABOUT YOUR FUND’S EXPENSES
14	FINANCIAL HIGHLIGHTS
18	SCHEDULE OF INVESTMENTS
21	STATEMENT OF ASSETS AND LIABILITIES
22	STATEMENT OF OPERATIONS
23	STATEMENTS OF CHANGES IN NET ASSETS
24	NOTES TO FINANCIAL STATEMENTS
32	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
33	ADDITIONAL INFORMATION
40	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

November 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Large Company Growth Fund for the twelve-month period ended September 30, 2009 (the “period”).

Capital markets throughout the globe continued to experience extreme pressure during the period. Home prices fell and job losses persisted. The collapse of Lehman Brothers in September 2008 led to collateral damage in the ensuing weeks as venerable financial institutions both in the United States and Europe fell like dominos. Distrust prevailed, and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. In response, the Federal Reserve Board (the “Fed”), the U.S. Treasury, the Federal Deposit Insurance Corporation, and the Securities and Exchange Commission took a series of dramatic and innovative steps to help the economy and the financial markets emerge from this crisis. In October 2008, Congress rushed through a $700 billion rescue plan designed to address the capital inadequacy of banks. Meanwhile, in a further effort to re-stimulate lending activity, the Fed twice slashed the key fed funds rate in October 2008, bringing the influential overnight lending rate to just 1.00%. The Fed slashed rates again in December to near zero, where it stayed during the remainder of the period. Overseas, other major central banks also cut short-term rates to inject liquidity into the financial markets. At the same time, foreign governments took other measures to buttress financial institutions and forestall the possibility of a global recession.

Early in 2009, the fixed-income markets worried about deflation, as evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased with the $787 billion American Recovery and Reinvestment Act of 2009, signed into law in February. Yields climbed for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard, as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although stocks rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, as both issuance and performance improved. The price of oil surged in the second quarter of 2009, pulling most commodities higher, as the dollar weakened and gold gave back earlier gains. However, gold surged at the end of the fiscal year, and stocks finished a banner third quarter 2009, with all major market indexes climbing by approximately 15%, as investor sentiment was buoyed by signs of improvement in the economy and corporate

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LETTER TO SHAREHOLDERS continued

earnings. In international markets, most major equity indexes doubled in the developing world from their lows of last year, while the market gains in developed economies have been somewhat more muted.

While recent data reflect an economy that is managing to climb from the depths reached in March, we question whether the fundamentals are in place for sustainable growth, given that economic reports continue to display data that is simply “less bad” than it was earlier in the fiscal year. Until we see stabilization in home prices and employment, it is unlikely that activity will exceed anything beyond what is considered to be “below potential” for any period of time.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s growth-oriented equity funds focused on managing risk and finding potential opportunities while maintaining the goal of seeking long-term capital appreciation. Managers of Evergreen Large Company Growth Fund and Evergreen Omega Fund focused on bottom-up, fundamental analysis in making individual stock selections. The management teams supervising Evergreen Mid Cap Growth Fund and Evergreen Small-Mid Growth Fund, meanwhile, sought out growing companies with strong fundamentals and reasonable valuations. At the same time, managers of Evergreen Growth Fund concentrated on opportunities among small cap growth companies with above-average earnings prospects and reasonable stock prices. The team supervising Evergreen Strategic Growth Fund, meanwhile, focused on large cap companies offering superior long-term growth potential.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy that seeks to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

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LETTER TO SHAREHOLDERS continued

Notice to Shareholders:

Effective after the close of business on June 30, 2009, Class B shares of the Fund were closed to new accounts and additional purchases by existing shareholders. Existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

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FUND AT A GLANCE

as of September 30, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

Aziz Hamzaogullari, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2009.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 9/11/1935

	Class A	Class B	Class C	Class I
Class inception date	1/20/1998	9/11/1935	1/22/1998	6/30/1999

Nasdaq symbol	EKJAX	EKJBX	EKJCX	EKJYX

Average annual return*

1-year with sales charge	-4.78%	-4.70%	-0.54%	N/A

1-year w/o sales charge	1.04%	0.30%	0.46%	1.28%

5-year	2.89%	3.01%	3.37%	4.41%

10-year	-0.50%	-0.64%	-0.65%	0.34%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Class B shares are closed to new investments by new and existing shareholders.

Returns reflect expense limits previously in effect for Class A, without which returns for Class A would have been lower.

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FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Large Company Growth Fund Class A shares versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of September 30, 2009, and subject to change.

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PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 1.04% for the twelve-month period ended September 30, 2009, excluding any applicable sales charges. During the same period, the Russell 1000 Growth returned -1.85% and the Lipper Large-Cap Growth Funds Category had a median return of -3.16%.

The fund’s objective is to seek long-term capital growth.

Investment process

As the portfolio manager for Evergreen Large Company Growth Fund, I am a strong believer in the importance of a disciplined, well-defined investment process for seeking to achieve superior long-term investment results. Our investment philosophy centers on fundamental, bottom-up, disciplined investing for the long-term. Our ultimate goal is to invest in what we believe are structurally good businesses with sustainable competitive advantages and the ability to grow profitably on a secular basis.

We follow a focused strategy where we tend to pursue a small number of companies that we believe can sustain above-average growth of long-term cash flows and sell at a discount to our estimate of the intrinsic value for the business. Because we are long-term investors, we anticipate that the fund’s portfolio turnover may be relatively low. Our sector weighting decisions will be byproducts of our bottom-up, fundamental analysis of companies, as we refrain from trying to determine macro variables such as interest rates, employment growth and inflation. Our long-term intrinsic value models incorporate assumptions that serve as fundamental milestones along a company’s growth trajectory. We invest in companies where we believe the risk-reward profile is favorable and when one of the following factors exists: growth potential is underestimated; investors overreact to short-term concerns; companies are priced below private market value; or valuation is low relative to normalized cash flow power. We reduce or sell our holdings when: an assumption has proved to be flawed; a stock fully reflects fair value; unfavorable structural change takes place in the business; or better risk-reward opportunities are identified.

During the fiscal year, I added only two new companies to the portfolio. The bear market that started in 2008 gave us the opportunity last year to buy several very high-quality businesses for the fund that in our opinion had sustainable competitive positioning, secular growth drivers, great managements and attractive valuations. Therefore, I’ve made fewer changes in our portfolio this year, as I felt I had already built what I consider a long-term portfolio consisting of a group of high-quality businesses at attractive prices. New purchases were American Express and Lowe’s. Taking advantage of lower prices and attractive entry points, over the course of the fiscal year, I also increased the fund’s positions in Biogen Idec, Cisco, Expeditors International of Washington, FactSet Research, Google, Home Depot, Legg Mason, Novartis, Omnicom Group, Schlumberger, United Parcel Service (UPS), Visa and Zimmer Holdings.

To fund these purchases and in an effort to optimize the risk-reward profile of the portfolio, we sold several holdings and decreased several positions during the fiscal year.

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PORTFOLIO MANAGER COMMENTARY continued

We sold small positions in Best Buy, St. Jude Medical, Tyco International, Texas Instruments, General Electric and Carnival Corp. We decreased positions in Amgen, Bristol-Myers Squibb, Marsh & McLennan, WellPoint, Inc., ConocoPhillips and Chevron. We also decreased the fund’s top position in Amazon slightly. Despite our sale of a small stake in Amazon, the company represented a higher percentage of the portfolio at the end of the fiscal year versus the beginning, given price appreciation.

My investment decisions during the fiscal year had the following impact on our sector weights relative to the benchmark. We continued to be overweight in Consumer Discretionary, increased our overweight in Financials, and went from an underweight position to a slight overweight position in Energy. The fund is currently overweight in Health Care and Information Technology, but at a lower level than last year. It is also presently underweight in Consumer Staples and, while holdings in Industrials have increased since last fiscal year, the sector overall is underweight versus the benchmark as we close out this fiscal year. As of fiscal year end, the fund continues to own no positions in the Materials sector.

Also, it is important to note that, during the fiscal year, the Russell 1000 Growth Index was reconstituted, with decreased weights in Energy. As a result of investments in the Energy sector and the index reconstitution, as mentioned before, the fund went from an Energy underweight in September 2008 to a slight overweight in September 2009. I would like to take this opportunity to explain our sector weighting decisions and risk management approach.

As mentioned before, our sector weighting decisions are byproducts of our bottom-up fundamental analysis of companies. We invest in businesses strictly based on our bottom-up company analysis. As a result, we do not change our sector positions based on how the index is structured at any given time. If anything, we believe active risk management requires us to look at risk at the security level rather than top-down, based on relative index positioning. As we are active portfolio managers, we are also active risk managers. Generally, the neutral or passive risk strategy requires constructing portfolios with characteristics similar to their benchmark so that risk may be measured on a relative basis. One of the ways this can be achieved is by constraining the amounts by which stocks in the portfolio vary from the benchmark sector holdings. In this neutral or passive risk strategy, there are times when certain sectors may become underpriced or overpriced. For us, on the other hand, risk management starts at the security level. We seek to maximize absolute returns and limit the probability of permanent capital loss by investing in firms where, in our opinion, the downside risk is minimal (i.e., where a margin of safety exists). Managing a portfolio’s sector weights to specific ranges as compared to the benchmark can reduce the volatility of returns versus the benchmark but may not necessarily effectively manage the volatility of absolute (or systematic) returns.

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PORTFOLIO MANAGER COMMENTARY continued

Consider the bubble in Energy stock prices during 2007 and early 2008. The result was an enormous increase in market capitalization of this sector and an inherent increase in the Energy sector’s weight in the benchmark. Maintaining a strict relative position in this sector, according to our fundamental research and intrinsic value methodology, would have meant taking on excessive absolute investment risk, even though we would have had little risk in this sector relative to the benchmark. In 2003, Energy comprised less than 2% of the Russell 1000 Growth Index. By June 2008, driven by price appreciation and benchmark reconstitution, Energy comprised more than 13% of this index. At that point we had only a 1.5% position in the sector as we found only two positions that were attractive and the rest of sector, in our opinion, was overpriced because of very high expectations embedded in the stock prices. By March 2009, Energy was 7.8% of the index and with reconstitution by September 2009, Energy comprised just over 4% of this index. In the meantime, we increased our Energy weight from 1.5% in June 2008 to around 5% in September 2009, as prices corrected significantly, creating investing opportunities for us.

Of the fund’s new investments, I would like to highlight American Express and Lowe’s.

American Express (AMEX) is a leading global payments and travel company. We believe American Express has significant competitive advantages as a result of its closed-loop network, scale, and brand. AMEX owns the entirety of their network, allowing them to make all decisions on pricing, own the customer and merchant relationships, and enjoy the full benefit of their established network. The barriers to entry in the network space are significant. To compete with an existing network, a new entrant would have to instantly generate scale to effectively establish relationships with financial institutions, merchants, and consumers. To do this, a new entrant would have to build brand and reliability and have a ready-made customer base. In our opinion, the company’s scale allows them to protect their place in the market.

The company has one of the most recognized and valuable brands in the world. The pervasive perception of AMEX is that it can afford to be choosy about whom they lend to, and can demand a premium price from their merchants. Although buyers and suppliers can switch to alternative card issuers and networks, the lost opportunity costs can be high. American Express card members spend several times more than the competitions’ cardholders, which make it desirable for merchants to use American Express. In addition, American Express offers a prestigious brand and a superior rewards program that makes it desirable for cardholders. In the end, merchants are willing to pay more to provide customers a chance to use their AMEX card in their stores. We believe American Express’s competitive advantages are significant and sustainable, and would be very difficult for a competitor to replicate.

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PORTFOLIO MANAGER COMMENTARY continued

The most important growth drivers for AMEX are the secular shift to card-based payments from traditional paper-based systems, and international expansion. American Express is the third largest player behind Visa and MasterCard, which dominate 90% of dollar value in the networks, and competes with banks and Capital One on the card issuing side. We believe AMEX differentiates itself through its globally well-established brand and its closed-loop transaction network, and created itself a premium and profitable niche by attracting an affluent customer base. Based on our estimate of the total addressable market opportunity, penetration and competitive environment, we believe that AMEX may generate organic revenue growth rates in the mid to high single digits over the next 10 years. We also believe that AMEX could grow its net income around the mid-teens, in percentage rates, as AMEX’s margins and return on invested capital could expand from current depressed levels. The company has a strong financial position strong cash flow generation characteristics due its network business, and we believe internal capital generation should outpace balance sheet growth, reducing leverage over our investment horizon.

Lastly, we believe at our purchase price, the company was selling at a discount to our estimate of its intrinsic value. Although we understand near-term worries, we believe these issues are temporary and do not change our structural long-term fundamental view of the business or the value of the business. We therefore took the opportunity to buy AMEX at a significant discount to our estimate of its intrinsic value.

Lowe’s is the second largest retailer in the home improvement market. In what is typically a narrow-moat retail business, we believe Lowe’s has strong and sustainable competitive advantages. The biggest sources of these advantages are the company’s national footprint, which would be difficult for a new entrant or competitor to replicate, and the company’s scale, which enables Lowe’s to offer the prices and selection consumers are looking for. The company’s main competitor is Home Depot, which, like Lowe’s, successfully gained share utilizing a superior big box retail concept at the expense of smaller players. Lowe’s, with an estimated 15% share, and Home Depot, with an estimated 25% share, together form a quasi-duopoly in the home improvement market. The market shares for these two companies are lower (around an estimated 30% on a combined basis) when we include other relevant categories in which these two companies compete, suggesting an even bigger opportunity for market share consolidation.

We believe that the home improvement market is similar to office supplies and consumer electronics, lending itself to further consolidation, and favoring big players like Lowe’s and Home Depot. Unlike consumer electronics and office supplies, we believe the home improvement market is well protected from online competition, given its niche positioning with unique products and services. Though we believe that the main concept of home improvement is highly mature, offering limited new-store growth opportunities, the embedded market expectations at our purchase price have already reflected a more

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PORTFOLIO MANAGER COMMENTARY continued

pessimistic outlook for key variables such as revenue growth, margins and returns, offering us a buying opportunity at a significant discount to our estimate of the business’s intrinsic value. Though we currently believe that the near-term outlook is challenged by the housing slowdown, in the long-term we believe Lowe’s can grow its top line at a modest mid single-digit rate, and grow cash flow at a faster clip with higher margins and return on invested capital.

Contributors to performance

Like last fiscal year, the fund’s outperformance relative to the Russell 1000 Growth during the period was mostly driven by stock selection, especially in the Information Technology and Consumer Discretionary sectors. In Consumer Discretionary, the fund’s long-term holding in Amazon was a major contributor and Home Depot was a top ten contributor. The fund’s long-time positions in Google and Visa in the Information Technology sector were major contributors along with the position in FactSet Research purchased in early 2008. QUALCOMM and Oracle were also top ten contributors in this sector. American Express was the top contributor among the fund’s Financials sector holdings. In Health Care, Bristol-Myers Squibb and Biogen were top contributors this fiscal year.

We would like to highlight Oracle among the positive contributors to help illustrate our patient and disciplined approach in seeking to invest in structurally good businesses that are experiencing temporary problems and thereby creating a buying opportunity for long-term investors like us. It is important to note that Oracle consistently has been one of the top holdings in the portfolio since the fund manager change in June 2006, and has been a positive contributor until now. Oracle has sustainable competitive advantages that are difficult to duplicate in secular growth markets, with a lead in the core database market and a clear number-two position behind SAP in the enterprise application software market. The company’s sources for competitive advantage are its direct sales force, differentiated products, intellectual property portfolio, and a large installed base of customers. Taken in sum, it would likely take years for a competitor or a new player to replicate these points of distinction successfully. As a result of these key competitive advantages, Oracle has generated very healthy returns well above its cost of capital, and we believe that Oracle will be able to defend these returns and improve them as the margins expand.

A customer’s decision to purchase a database is usually a long-term investment, up to ten years, due to the critical nature of the database for an enterprise and the high switching costs involved for customers deciding to go with a new vendor. The applications-purchase decision is also long-term in nature. Oracle has been able to generate a very consistent recurring profit stream from its maintenance business, charging 18% to 22% of the initial purchase price as annual maintenance fees. We estimate that the company’s maintenance revenue stream provides over 70% of the company’s cash flow stream and may be a

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PORTFOLIO MANAGER COMMENTARY continued

significant source of ongoing margin improvement as the maintenance business becomes larger with the growing installed base of customers.

We believed at the time the shares were purchased that the embedded market expectations regarding Oracle’s growth rate were too low, largely overlooking the impact the adoption of Linux will have on the company’s core database business. Oracle dominates the Linux market with over 80% market share, which, combined with healthy Windows platform sales, we expect will more than offset the mature and declining Unix platform sales, providing the company with solid growth potential. In the applications business, Oracle has successfully embraced a consolidation strategy by buying businesses within its areas of core competency, which we believe will lead to significant revenue, margin and enhanced return opportunities.

We believe that the operating margins and returns on capital will improve as the application business scales up, overall sales continue to grow and maintenance becomes a larger portion of the business mix. The company has a very strong balance sheet and cash-generation capabilities coupled with a management team that allocates capital rationally and with a long-term focus.

Detractors from performance

The underperformance versus the benchmark was primarily a result of security selections in the Health Care, Energy and Consumer Staples sectors. In Health Care, our positions in Medtronic, Novartis and Zimmer Holdings were the largest detractors. ConocoPhillips was the major detractor in Energy and Chevron also detracted from returns. In Consumer Staples, both Procter & Gamble and Timberland detracted from performance. Marsh & McLennan and Legg Mason were the largest detractors among our holdings in the Financial Sector.

I would like to highlight Novartis among the underperforming investments to explain why we still like its long-term prospects and why we added to the fund’s holdings.

Novartis, one of the largest pharmaceutical companies in the world, was formed by the merger of two Swiss companies, Sandoz and Ciba-Geigy in 1996. The company has decades of experience and is a strong player in both patented as well as generic pharmaceuticals. It has been a leader in several large disease categories like hypertension and oncology and has a growing presence in categories such as immunology, metabolism, central nervous system, and vaccines. We believe Novartis has strong Research and Development (R&D) capabilities with a focus on novel compounds and has one of the strongest pipelines in the pharmaceutical industry. They spend over $40 billion in R&D in the last decade and almost $7 billion last year and have 147 compounds in development. Around two thirds of these compounds are life-cycle management and around one-third is new molecular entities. We believe Novartis has strong and sustainable competitive advantages based on high barriers to entry, strong research

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PORTFOLIO MANAGER COMMENTARY continued

capabilities, decades of experience/knowledge and solid market position in some of the most important end-markets with high unmet medical needs. Over the next five years, we currently expect Novartis to grow revenues by mid to high single-digit rate and free cash flow at a rate in the double digit rate above the industry level, since it has implemented a better life-cycle strategy in key markets to offset its patent expiries over this time period. We believe the company has used its financial resources to invest well in its pipeline that positions it for superior growth in this decade. In line with its operating history, we expect the company to generate stable returns on invested capital well above its cost of capital. The company has a decent balance sheet and management has added value by investing well in their pipeline, implementing a successful life-cycle strategy, and generating strong returns for shareholders. We believe the company is selling at a meaningful discount to our estimate of the intrinsic value for the business and has low embedded expectations versus our estimates, creating a long-term investment opportunity.

Portfolio management outlook

Our investment process is guided by my steadfast commitment to the long-term. A byproduct of such a process and philosophy has been a relatively low portfolio turnover ratio, even though the fund does not have a stated goal of maintaining a specified level of portfolio turnover. At the end of this fiscal year, the portfolio turnover ratio was 24%, a much lower turnover than last year when I sought to take advantage of bargains in the market and extreme volatility. Between June 30, 2006, when I became the portfolio manager of the fund, and September 30, 2009, the estimated annualized turnover was 27%. While shifting market conditions may warrant additional portfolio transactions and a higher turnover ratio, we remain committed to a philosophy of investing for the long-term. I thank you for your investment in Evergreen Large Company Growth Fund.

Aziz V. Hamzaogullari, CFA

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

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ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2009 to September 30, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	4/1/2009	9/30/2009	During Period*

Actual
Class A	$1,000.00	$1,272.89	$6.32
Class B	$1,000.00	$1,268.20	$10.58
Class C	$1,000.00	$1,268.20	$10.58
Class I	$1,000.00	$1,274.65	$4.90
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,019.50	$5.62
Class B	$1,000.00	$1,015.74	$9.40
Class C	$1,000.00	$1,015.74	$9.40
Class I	$1,000.00	$1,020.76	$4.36

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.11% for Class A, 1.86% for Class B, 1.86% for Class C and 0.86% for Class I), multiplied by the average account value over the period, multiplied by 183 / 365 days.

13

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS A	2009	2008	2007	2006	2005

Net asset value, beginning of period	$7.20	$8.50	$6.96	$6.66	$5.96

Income from investment operations
Net investment income	0.05 [1]	0.03 [1]	0.01 [1]	0 [1]	0.01 [1]
Net realized and unrealized gains or losses on investments	0.02 [2]	(1.33)	1.53	0.31	0.69

Total from investment operations	0.07	(1.30)	1.54	0.31	0.70

Distributions to shareholders from
Net investment income	(0.04)	0 [3]	0	(0.01)	0

Net asset value, end of period	$7.23	$7.20	$8.50	$6.96	$6.66

Total return[4]	1.04%	(15.25)%	22.13%	4.65%	11.74%

Ratios and supplemental data
Net assets, end of period (thousands)	$268,422	$276,771	$361,051	$341,511	$370,926
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.12%	1.07%	1.10%	1.14%	1.15%
Expenses excluding waivers/reimbursements and expense reductions	1.12%	1.09%	1.12%	1.14%	1.15%
Net investment income (loss)	0.86%	0.44%	0.10%	(0.01)%	0.18%
Portfolio turnover rate	24%	39%	21%	117%	120%

1	Per share amount is based on average shares outstanding during the period.
2

The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

3	Amount represents less than $0.005 per share.
4	Excluding applicable sales charges

See Notes to Financial Statements

14

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS B	2009	2008	2007	2006	2005

Net asset value, beginning of period	$6.60	$7.85	$6.47	$6.23	$5.61

Income from investment operations
Net investment income (loss)	0.01 [1]	(0.02)[1]	(0.04)[1]	(0.05)[1]	(0.03)[1]
Net realized and unrealized gains or losses on investments	0.01 [2]	(1.23)	1.42	0.29	0.65

Total from investment operations	0.02	(1.25)	1.38	0.24	0.62

Net asset value, end of period	$6.62	$6.60	$7.85	$6.47	$6.23

Total return[3]	0.30%	(15.92)%	21.33%	3.85%	11.05%

Ratios and supplemental data
Net assets, end of period (thousands)	$7,951	$10,489	$16,694	$17,986	$21,949
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.87%	1.81%	1.82%	1.84%	1.85%
Expenses excluding waivers/reimbursements and expense reductions	1.87%	1.81%	1.82%	1.84%	1.85%
Net investment income (loss)	0.11%	(0.31)%	(0.61)%	(0.71)%	(0.50)%
Portfolio turnover rate	24%	39%	21%	117%	120%

1	Per share amount is based on average shares outstanding during the period.
2

The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

3	Excluding applicable sales charges

See Notes to Financial Statements

15

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS C	2009	2008	2007	2006	2005

Net asset value, beginning of period	$6.59	$7.84	$6.47	$6.23	$5.61

Income from investment operations
Net investment income (loss)	0 [1]	(0.02)[1]	(0.04)[1]	(0.05)[1]	(0.03)[1]
Net realized and unrealized gains or losses on investments	0.03 [2]	(1.23)	1.41	0.29	0.65

Total from investment operations	0.03	(1.25)	1.37	0.24	0.62

Net asset value, end of period	$6.62	$6.59	$7.84	$6.47	$6.23

Total return[3]	0.46%	(15.94)%	21.17%	3.85%	11.05%

Ratios and supplemental data
Net assets, end of period (thousands)	$13,717	$10,046	$10,058	$8,397	$8,799
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.87%	1.82%	1.82%	1.84%	1.85%
Expenses excluding waivers/reimbursements and expense reductions	1.87%	1.82%	1.82%	1.84%	1.85%
Net investment income (loss)	0.08%	(0.30)%	(0.61)%	(0.71)%	(0.53)%
Portfolio turnover rate	24%	39%	21%	117%	120%

1	Per share amount is based on average shares outstanding during the period.
2

The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

3	Excluding applicable sales charges

See Notes to Financial Statements

16

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS I	2009	2008	2007	2006	2005

Net asset value, beginning of period	$7.22	$8.53	$6.96	$6.67	$5.94

Income from investment operations
Net investment income	0.06 [1]	0.05 [1]	0.03 [1]	0.02 [1]	0.03 [1]
Net realized and unrealized gains or losses on investments	0.02 [2]	(1.33)	1.54	0.30	0.70

Total from investment operations	0.08	(1.28)	1.57	0.32	0.73

Distributions to shareholders from
Net investment income	(0.06)	(0.03)	0	(0.03)	0

Net asset value, end of period	$7.24	$7.22	$8.53	$6.96	$6.67

Total return	1.28%	(15.07)%	22.56%	4.81%	12.29%

Ratios and supplemental data
Net assets, end of period (thousands)	$11,335	$6,321	$11,197	$13,605	$14,685
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.87%	0.81%	0.82%	0.84%	0.85%
Expenses excluding waivers/reimbursements and expense reductions	0.87%	0.81%	0.82%	0.84%	0.85%
Net investment income	1.04%	0.68%	0.39%	0.29%	0.49%
Portfolio turnover rate	24%	39%	21%	117%	120%

1	Per share amount is based on average shares outstanding during the period.
2

The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of the portfolio.

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS

September 30, 2009

	Shares	Value

COMMON STOCKS 99.0%
CONSUMER DISCRETIONARY 14.0%
Internet & Catalog Retail 6.4%
Amazon.com, Inc. *	207,251	$19,348,954

Media 2.7%
Omnicom Group, Inc.	224,613	8,297,204

Multiline Retail 0.9%
Target Corp.	58,100	2,712,108

Specialty Retail 2.5%
Home Depot, Inc.	184,500	4,915,080
Lowe’s Cos.	119,400	2,500,236

		7,415,316

Textiles, Apparel & Luxury Goods 1.5%
Timberland Co., Class A *	328,100	4,567,152

CONSUMER STAPLES 8.0%
Beverages 4.3%
Coca-Cola Co.	154,666	8,305,564
Diageo plc, ADR	74,040	4,552,720

		12,858,284

Household Products 3.7%
Clorox Co.	94,088	5,534,256
Procter & Gamble Co.	96,435	5,585,515

		11,119,771

ENERGY 5.1%
Energy Equipment & Services 4.1%
Schlumberger, Ltd.	152,200	9,071,120
Weatherford International, Ltd. *	165,800	3,437,034

		12,508,154

Oil, Gas & Consumable Fuels 1.0%
Chevron Corp.	20,599	1,450,788
ConocoPhillips	31,819	1,436,946

		2,887,734

FINANCIALS 14.6%
Capital Markets 3.3%
Legg Mason, Inc. ρ	321,148	9,965,222

Consumer Finance 10.3%
American Express Co.	369,100	12,512,490
Visa, Inc., Class A ρ	268,300	18,542,213

		31,054,703

Insurance 1.0%
Marsh & McLennan Cos.	115,148	2,847,610

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

September 30, 2009

	Shares	Value

COMMON STOCKS continued
HEALTH CARE 21.0%
Biotechnology 7.7%
Amgen, Inc. *	155,100	$9,341,673
Biogen Idec, Inc. *	276,855	13,986,715

		23,328,388

Health Care Equipment & Supplies 5.2%
Medtronic, Inc.	159,847	5,882,370
Zimmer Holdings, Inc. *	182,019	9,728,915

		15,611,285

Health Care Providers & Services 0.8%
WellPoint, Inc. *	54,223	2,568,001

Pharmaceuticals 7.3%
Bristol-Myers Squibb Co.	133,153	2,998,605
Merck & Co., Inc. ρ	213,108	6,740,606
Novartis AG, ADR	241,523	12,167,929

		21,907,140

INDUSTRIALS 7.2%
Air Freight & Logistics 7.2%
Expeditors International of Washington, Inc.	290,300	10,204,045
United Parcel Service, Inc., Class B	203,200	11,474,704

		21,678,749

INFORMATION TECHNOLOGY 29.1%
Communications Equipment 6.8%
Cisco Systems, Inc. *	462,300	10,882,542
QUALCOMM, Inc.	215,458	9,691,301

		20,573,843

Internet Software & Services 7.0%
Google, Inc., Class A *	42,580	21,113,293

IT Services 1.6%
Automatic Data Processing, Inc.	119,793	4,707,865

Semiconductors & Semiconductor Equipment 3.4%
Altera Corp.	496,814	10,189,655

Software 10.3%
FactSet Research Systems, Inc. ρ	150,900	9,995,616
Microsoft Corp.	307,799	7,968,916
Oracle Corp.	628,028	13,088,104

		31,052,636

Total Common Stocks (cost $277,088,822)		298,313,067

See Notes to Financial Statements

19

SCHEDULE OF INVESTMENTS continued

September 30, 2009

	Shares	Value

SHORT-TERM INVESTMENTS 12.7%
MUTUAL FUND SHARES 12.7%
BGI Prime Money Market Fund, Premium Shares, 0.19% q ρρ	8,328	$8,328
BlackRock Liquidity TempFund, Institutional Class, 0.22% q ρρ	24,640,674	24,640,674
Evergreen Institutional Money Market Fund, Class I, 0.13% q ø ρρ	7,763,517	7,763,517
Evergreen Institutional U.S. Government Money Market Fund, Class I, 0.01% q ø	2,270,130	2,270,130
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 0.16% q ρρ	3,676,301	3,676,301

Total Short-Term Investments (cost $38,358,950)		38,358,950

Total Investments (cost $315,447,772) 111.7%		336,672,017
Other Assets and Liabilities (11.7%)		(35,247,356)

Net Assets 100.0%		$301,424,661

*	Non-income producing security
ρ	All or a portion of this security is on loan.
q	Rate shown is the 7-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt

The following table shows the percent of total long-term investments by sector as of September 30, 2009:

Information Technology	29.4%
Health Care	21.3%
Financials	14.7%
Consumer Discretionary	14.2%
Consumer Staples	8.0%
Industrials	7.3%
Energy	5.1%

100.0%

See Notes to Financial Statements

20

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2009

Assets
Investments in unaffiliated issuers, at value (cost $305,414,125) including $34,858,555 of securities loaned	$326,638,370
Investments in affiliated issuers, at value (cost $10,033,647)	10,033,647

Total investments	336,672,017
Segregated cash	21,653
Receivable for Fund shares sold	559,381
Dividends receivable	517,202
Receivable for securities lending income	6,498
Prepaid expenses and other assets	87,716

Total assets	337,864,467

Liabilities
Payable for Fund shares redeemed	266,449
Payable for securities on loan	36,110,473
Advisory fee payable	4,225
Distribution Plan expenses payable	2,439
Due to other related parties	1,565
Trustees’ fees and expenses payable	28,916
Accrued expenses and other liabilities	25,739

Total liabilities	36,439,806

Net assets	$301,424,661

Net assets represented by
Paid-in capital	$355,014,760
Undistributed net investment income	1,986,654
Accumulated net realized losses on investments	(76,800,998)
Net unrealized gains on investments	21,224,245

Total net assets	$301,424,661

Net assets consists of
Class A	$268,422,340
Class B	7,950,705
Class C	13,717,026
Class I	11,334,590

Total net assets	$301,424,661

Shares outstanding (unlimited number of shares authorized)
Class A	37,114,491
Class B	1,200,628
Class C	2,072,451
Class I	1,564,672

Net asset value per share
Class A	$7.23
Class A — Offering price (based on sales charge of 5.75%)	$7.67
Class B	$6.62
Class C	$6.62
Class I	$7.24

See Notes to Financial Statements

21

STATEMENT OF OPERATIONS

Year Ended September 30, 2009

Investment income
Dividends	$4,577,239
Securities lending	350,926
Income from affiliated issuers	10,451

Total investment income	4,938,616

Expenses
Advisory fee	1,275,431
Distribution Plan expenses
Class A	567,729
Class B	77,604
Class C	95,272
Administrative services fee	250,084
Transfer agent fees	456,963
Trustees’ fees and expenses	4,109
Printing and postage expenses	44,898
Custodian and accounting fees	62,868
Registration and filing fees	40,297
Professional fees	35,284
Other	8,213

Total expenses	2,918,752
Less: Expense reductions	(287)
Fee waivers	(112)

Net expenses	2,918,353

Net investment income	2,020,263

Net realized and unrealized gains or losses on investments
Net realized losses on securities in unaffiliated issuers	(14,374,848)
Net change in unrealized gains or losses on securities in unaffiliated issuers	13,220,743

Net realized and unrealized gains or losses on investments	(1,154,105)

Net increase in net assets resulting from operations	$866,158

See Notes to Financial Statements

22

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2009		2008

Operations
Net investment income		$2,020,263		$1,378,972
Net realized gains or losses on investments		(14,374,848)		9,145,566
Net change in unrealized gains or losses on investments		13,220,743		(69,414,753)

Net increase (decrease) in net assets resulting from operations		866,158		(58,890,215)

Distributions to shareholders from
Net investment income
Class A		(1,331,237)		(196,570)
Class I		(42,823)		(37,174)

Total distributions to shareholders		(1,374,060)		(233,744)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	3,041,606	18,812,931	939,822	7,395,702
Class B	339,029	1,819,345	231,826	1,683,290
Class C	1,350,015	7,559,367	482,928	3,623,787
Class I	1,145,464	7,437,548	260,591	1,982,028

		35,629,191		14,684,807

Net asset value of shares issued in reinvestment of distributions
Class A	200,939	1,141,331	20,184	168,534
Class I	1,223	6,945	410	3,431

		1,148,276		171,965

Automatic conversion of Class B shares to Class A shares
Class A	284,079	1,710,249	283,664	2,206,226
Class B	(309,654)	(1,710,249)	(308,364)	(2,206,226)

		0		0

Payment for shares redeemed
Class A	(4,869,216)	(29,318,435)	(5,254,215)	(40,872,573)
Class B	(419,246)	(2,281,784)	(460,907)	(3,269,287)
Class C	(801,008)	(4,251,455)	(241,656)	(1,697,923)
Class I	(457,675)	(2,621,319)	(698,012)	(5,265,260)

		(38,472,993)		(51,105,043)

Net decrease in net assets resulting from capital share transactions		(1,695,526)		(36,248,271)

Total decrease in net assets		(2,203,428)		(95,372,230)
Net assets
Beginning of period		303,628,089		399,000,319

End of period		$301,424,661		$303,628,089

Undistributed net investment income		$1,986,654		$1,340,540

See Notes to Financial Statements

23

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Large Company Growth Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge, but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Effective after the close of business on June 30, 2009, Class B shares were closed to new accounts and additional purchases by existing shareholders. Class B shares are available for purchase only through (i) an exchange transaction in which Class B shares of another Evergreen fund are exchanged or (ii) the Fund’s dividend reinvestment program. Class B shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through November 24, 2009 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

24

NOTES TO FINANCIAL STATEMENTS continued

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

c. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date.

d. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

e. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. During the year ended September 30, 2009, the following amounts were reclassified:

Paid-in capital	$89
Undistributed net investment income	(89)

25

NOTES TO FINANCIAL STATEMENTS continued

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.51% and declining to 0.26% as average daily net assets increase. For the year ended September 30, 2009, the advisory fee was equivalent to an annual rate of 0.51% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may have been deemed to control EIMC. If Wells Fargo was deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement was subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect.

Shareholders approved the new advisory agreement between the Fund and EIMC on February 12, 2009.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended September 30, 2009, EIMC voluntarily waived its advisory fee in the amount of $112.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

26

NOTES TO FINANCIAL STATEMENTS continued

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended September 30, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended September 30, 2009, the transfer agent fees were equivalent to an annual rate of 0.18% of the Fund’s average daily net assets.

Wachovia Bank NA, a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 5).

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended September 30, 2009, the Fund paid brokerage commissions of $4,939 to broker-dealers affiliated with Wells Fargo.

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the year ended September 30, 2009, EIS received $14,089 from the sale of Class A shares and $34, $19,216 and $2,043 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $60,176,850 and $62,118,153, respectively, for the year ended September 30, 2009.

27

NOTES TO FINANCIAL STATEMENTS continued

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of September 30, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

		Significant
		Other	Significant
		Observable	Unobservable
	Quoted Prices	Inputs	Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total

Equity securities
Common stocks	$298,313,067	$0	$0	$298,313,067
Short-term investments	38,358,950	0	0	38,358,950

	$336,672,017	$0	$0	$336,672,017

Further details on the major security types listed above can be found in the Schedule of Investments.

During the year ended September 30, 2009, the Fund loaned securities to certain brokers and earned $350,926, net of $39,075 paid to Wachovia Global Securities Lending as the securities lending agent. At September 30, 2009, the value of securities on loan and the total value of collateral received for securities loaned (including segregated cash) amounted to $34,858,555 and $36,110,473, respectively.

On September 30, 2009, the aggregate cost of securities for federal income tax purposes was $316,183,158. The gross unrealized appreciation and depreciation on securities based on tax cost was $41,234,703 and $20,745,844, respectively, with a net unrealized appreciation of $20,488,859.

As of September 30, 2009, the Fund had $63,677,014 in capital loss carryovers for federal income tax purposes with $24,379,268 expiring in 2010, $37,876,227 expiring in 2011 and $1,421,519 expiring in 2017.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of September 30, 2009, the Fund incurred and will elect to defer post-October losses of $12,388,598.

28

NOTES TO FINANCIAL STATEMENTS continued

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended September 30, 2009, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed		Capital Loss Carryovers and	Temporary
Ordinary	Unrealized	Post-October	Book/Tax
Income	Appreciation	Losses	Differences

$2,019,505	$20,488,859	$76,065,612	$(32,851)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid were $1,374,060 and $233,744 of ordinary income for the years ended September 30, 2009 and September 30, 2008, respectively.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or

29

NOTES TO FINANCIAL STATEMENTS continued

LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%. During the year ended September 30, 2009, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

30

NOTES TO FINANCIAL STATEMENTS continued

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Large Company Growth Fund, a series of the Evergreen Equity Trust, as of September 30, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Large Company Growth Fund as of September 30, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 24, 2009

32

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended September 30, 2009 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended September 30, 2009, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2009 year-end tax information will be reported on your 2009 Form 1099-DIV, which shall be provided to you in early 2010.

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ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, as required by law, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. At an in person meeting on September 23-24, 2009, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Large Company Growth Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the Evergreen funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of their deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors are required to furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. Over the course of the year preceding their September 2009 meeting, the Trustees regularly reviewed information regarding the investment performance of all of the funds. As part of their ongoing review of investment performance, the Trustees monitored for changes in performance and for the results of any changes in a fund’s investment process or investment team. The Trustees paid particular attention to funds whose performance since September 2008 (when the Trustees completed their 2008 review of the funds’ investment advisory agreements) indicated short-term or longer-term performance issues and to funds that they had identified during their 2008 review process as having short- or longer-term performance issues.

In spring 2009, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Trustees would review as part of the 2009 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other areas of review and requested specific information as to those areas of review.

The Trustees formed small groups to review individual funds in greater detail. They reviewed, with the assistance of an independent industry consultant that they retained, the

34

ADDITIONAL INFORMATION (unaudited) continued

information that EIMC and Keil provided. In addition, the Trustees considered information regarding, among other things, the funds’ brokerage practices, the funds’ use of derivatives, analyst and research support available to the portfolio management teams, risk management practices, and certain fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

In December 2008 Wells Fargo & Company (“Wells Fargo”) acquired Wachovia Corporation (“Wachovia”), EIMC’s parent company. Wells Fargo and EIMC have taken steps to combine the operations of Wells Fargo’s investment management affiliates and EIMC during the past year and have proposed to the Trustees the combination of the mutual fund families managed by them. During the course of the year, and during their review, the Trustees requested and received information about Wells Fargo and its advisory and broker-dealer operations, the status of efforts to combine the Wells Fargo and Evergreen investment management operations, and the effects on the funds and on the services provided by EIMC and its affiliates to the funds. In their deliberations, the Trustees were mindful that it was possible that the proposed combination of the two fund families might be effected during the coming 12-month period.

The Committee met several times by telephone during the 2009 review process to consider the information provided to it. The Committee then met with representatives of EIMC and its affiliates, including Wells Fargo. In addition, during the course of their review, the Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC, and in meetings with independent legal counsel in multiple private sessions at which no personnel of EIMC were present. At a meeting of the full Board of Trustees held on September 23-24, 2009, the Committee reported the results of its discussions with EIMC. The full Board met with representatives of EIMC and its affiliates and engaged in further review of the materials provided to it, after which the independent Trustees and the full Board approved the continuation of each of the advisory and sub-advisory agreements.

The Trustees’ determination to approve the continuation of the advisory and sub-advisory agreements was based on a comprehensive evaluation of all of the information provided to them. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements for each of the funds as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

35

ADDITIONAL INFORMATION (unaudited) continued

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees met periodically during the course of the year. EIMC presented a wide variety of information at those meetings regarding the services it provides for the funds, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of the teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2008. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new President of the funds, who also serves as President and Chief Operating Officer of EIMC, and a new Chief Investment Officer of EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

36

ADDITIONAL INFORMATION (unaudited) continued

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of fees paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. They considered that EIS, an affiliate of EIMC, would serve as distributor to the funds until January 3, 2010, and that Wells Fargo Funds Distributor, LLC, also an affiliate of EIMC, would serve as distributor to the funds beginning on January 4, 2010, and noted that the distributor receives fees from the funds for those services. The Trustees also considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC on behalf of the funds and brokerage commissions received by Wells Fargo Advisors, LLC (“Wells Fargo Advisors”) (formerly Wachovia Securities, LLC), an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted that the funds pay sub-transfer agency fees to various financial institutions, including Wells Fargo Advisors and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that the affiliate of EIMC that provides transfer agency services to the funds had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wells Fargo Advisors and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them and that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

The Trustees considered regulatory actions taken against EIMC or its affiliates in the past year, and on-going reviews of the operations of EIMC and its affiliates as they might affect the funds. They considered the findings of the regulators, the cooperation of EIMC and its affiliates with those regulators and with the Trustees in respect of those actions and reviews, and the remedial steps EIMC and its affiliates have taken in response. They also considered the scope and nature of on-going reviews being conducted by EIMC and its affiliates, and communications to the Trustees relating to those reviews.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team and the in-house research

37

ADDITIONAL INFORMATION (unaudited) continued

capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties.

The Trustees considered the managerial and financial resources available to EIMC and its affiliates and the commitment that the Evergreen/Wells Fargo organization has made to the funds generally. They considered assurances from representatives of Wells Fargo that the merger of Wells Fargo and Wachovia and the integration of those firms’ advisory and broker-dealer operations was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC provides to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high-quality services.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the independent Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds. They determined that the nature and scope of the services provided by EIMC were consistent with EIMC’s duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that for the one-, three-, five-, and ten-year periods ended December 31, 2008, the Fund’s Class A shares had outperformed the Fund’s benchmark index, the Russell 1000 Growth Index. The Trustees also noted that the Fund’s Class A shares’ performance was in the first quintile for the one-, three-, and five-year periods ended December 31, 2008, and in the second quintile for the ten-year period ended December 31, 2008, of the mutual funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and

38

ADDITIONAL INFORMATION (unaudited) continued

they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by a majority of the mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. They reviewed the breakpoints in the Fund’s advisory fee structure, which operate generally to reduce the effective management fee rate of the Fund (as a percentage of Fund assets) as the Fund grows in size. They considered that, as a fund shrinks in size, breakpoints result in increasing fee levels. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on, among other things, the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability to EIMC of the services provided to any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

39

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

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TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director,Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; President and Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

41

563828 rv7 11/2009

Evergreen Mid Cap Growth Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
10	ABOUT YOUR FUND’S EXPENSES
11	FINANCIAL HIGHLIGHTS
15	SCHEDULE OF INVESTMENTS
20	STATEMENT OF ASSETS AND LIABILITIES
21	STATEMENT OF OPERATIONS
22	STATEMENTS OF CHANGES IN NET ASSETS
23	NOTES TO FINANCIAL STATEMENTS
31	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
32	ADDITIONAL INFORMATION
40	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

November 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Mid Cap Growth Fund for the twelve-month period ended September 30, 2009 (the “period”).

Capital markets throughout the globe continued to experience extreme pressure during the period. Home prices fell and job losses persisted. The collapse of Lehman Brothers in September 2008 led to collateral damage in the ensuing weeks as venerable financial institutions both in the United States and Europe fell like dominos. Distrust prevailed, and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. In response, the Federal Reserve Board (the “Fed”), the U.S. Treasury, the Federal Deposit Insurance Corporation, and the Securities and Exchange Commission took a series of dramatic and innovative steps to help the economy and the financial markets emerge from this crisis. In October 2008, Congress rushed through a $700 billion rescue plan designed to address the capital inadequacy of banks. Meanwhile, in a further effort to re-stimulate lending activity, the Fed twice slashed the key fed funds rate in October 2008, bringing the influential overnight lending rate to just 1.00%. The Fed slashed rates again in December to near zero, where it stayed during the remainder of the period. Overseas, other major central banks also cut short-term rates to inject liquidity into the financial markets. At the same time, foreign governments took other measures to buttress financial institutions and forestall the possibility of a global recession.

Early in 2009, the fixed-income markets worried about deflation, as evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased with the $787 billion American Recovery and Reinvestment Act of 2009, signed into law in February. Yields climbed for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard, as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although stocks rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, as both issuance and performance improved. The price of oil surged in the second quarter of 2009, pulling most commodities higher, as the dollar weakened and gold gave back earlier gains. However, gold surged at the end of the fiscal year, and stocks finished a banner third quarter 2009, with all major market indexes climbing by approximately 15%, as investor sentiment was buoyed by signs of improvement in the economy and corporate

1

LETTER TO SHAREHOLDERS continued

earnings. In international markets, most major equity indexes doubled in the developing world from their lows of last year, while the market gains in developed economies have been somewhat more muted.

While recent data reflect an economy that is managing to climb from the depths reached in March, we question whether the fundamentals are in place for sustainable growth, given that economic reports continue to display data that is simply “less bad” than it was earlier in the fiscal year. Until we see stabilization in home prices and employment, it is unlikely that activity will exceed anything beyond what is considered to be “below potential” for any period of time.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s growth-oriented equity funds focused on managing risk and finding potential opportunities while maintaining the goal of seeking long-term capital appreciation. Managers of Evergreen Large Company Growth Fund and Evergreen Omega Fund focused on bottom-up, fundamental analysis in making individual stock selections. The management teams supervising Evergreen Mid Cap Growth Fund and Evergreen Small-Mid Growth Fund, meanwhile, sought out growing companies with strong fundamentals and reasonable valuations. At the same time, managers of Evergreen Growth Fund concentrated on opportunities among small cap growth companies with above-average earnings prospects and reasonable stock prices. The team supervising Evergreen Strategic Growth Fund, meanwhile, focused on large cap companies offering superior long-term growth potential.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy that seeks to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer
Evergreen Funds

2

LETTER TO SHAREHOLDERS continued

Notice to Shareholders:

Effective after the close of business on June 30, 2009, Class B shares of the Fund were closed to new accounts and additional purchases by existing shareholders. Existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

3

FUND AT A GLANCE

as of September 30, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Managers:

Robert C. Junkin, CPA; Lori S. Evans; Julian J. Johnson

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2009.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 9/11/1935

	Class A	Class B	Class C	Class I
Class inception date	1/20/1998	9/11/1935	1/26/1998	1/26/1998

Nasdaq symbol	EKAAX	EKABX	EKACX	EKAYX

Average annual return*

1-year with sales charge	-13.32%	-13.21%	-9.59%	N/A

1-year w/o sales charge	-8.05%	-8.68%	-8.68%	-7.92%

5-year	-0.86%	-0.82%	-0.40%	0.55%

10-year	1.15%	1.00%	1.02%	1.99%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Class B shares are closed to new investments by new and existing shareholders.

Returns reflect expense limits previously in effect, without which returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Mid Cap Growth Fund Class A shares versus a similar investment in the Russell Midcap Growth Index (Russell Midcap Growth) and the Consumer Price Index (CPI).

The Russell Midcap Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of September 30, 2009, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -8.05% for the twelve-month period ended September 30, 2009, excluding any applicable sales charges. During the same period, the Russell Midcap Growth returned -0.40%.

The fund’s objective is to seek long-term capital growth.

Investment process

The U.S. equity markets and international indexes have rebounded significantly since March, as economic conditions and profitability have shown signs of improvement. The best-performing sectors were the higher-beta, more cyclical sectors, which are most sensitive to changes in the economy. Since the upturn, Energy has been the top performer. Over the fiscal year, expectations for the economic recovery have increased considerably. As the credit crisis receded and capital became available, the market continued to rotate into lower-quality distressed companies with weak balance sheets and poor profits.

We kept to our long-term discipline during the fiscal year while positioning the portfolio for the period ahead. At the end of the period, the fund was overweight in sectors linked to U.S. exports and manufacturing, reflecting our belief that exports will continue to gain share and contribute positively to the growth of the domestic economy. The weak U.S. dollar, combined with the sheer size of emerging markets and their secular growth trends, should provide great potential for continued gains in exports. Strong balance sheets for manufacturing companies, many of which restrained their capital investments, also encourage an optimistic view. At the same time, in view of the financial backstops put into place by government and monetary authorities, we would expect to add to Financials, as empirical evidence continues to emerge that the worst of the credit crisis has passed.

In times of market tumult, we believe it is important to remain focused and to adhere to a disciplined long-term investment process. Under severe stress, opportunities are typically created, and we see them occurring as credit losses faced by financial institutions enter the later stages of a cycle, and offsetting developments have begun to emerge. We believe that the preconditions for a sustainable economic recovery are also apparent in the advent of lower mortgage rates, which, in combination with lower house prices, have dramatically improved housing affordability. Various government initiatives have also supported the housing market and shored up financial institutions. In addition, oil and commodity prices have retreated.

Contributors to performance

By sector, our overweighting of Energy and Materials tended to support performance. The underweighting of Health Care also contributed positively. Stock selection was best in the Energy and Telecommunication Services sectors. The strongest individual stock performers included: Priceline.com, Inc., a Consumer Discretionary position; Cognizant

6

PORTFOLIO MANAGER COMMENTARY continued

Technology Solutions Corp., an Information Technology holding; and Flowserve Corp., from the Industrials sector.

Priceline provides e-commerce Internet services at a price that enable consumers to purchase a wide range of products over the Internet and save money. Priceline is still in its early-growth stage. It is gaining market share from offline sources and from suppliers. Priceline will likely benefit from its high customer retention and high international hotel exposure. We believe it is well positioned to maintain a pipeline of high international gross bookings growth through the early entry into emerging markets.

Cognizant provides IT design development, integration, and maintenance services for companies primarily in financial services, health care, manufacturing/retail, and telecommunication/media. Cognizant is an outsourcing company based in India that supplies labor. Cognizant is facing a positive demand environment as an increasing portion of IT spending is moving offshore to save costs.

Flowserve manufactures flow control equipment for critical service applications in the water treatment, power generations, chemical, and petroleum industries. The end markets are stable, orders are picking up, and costs have been reduced due to optimization of the operating platform. Flowserve has a strong balance sheet which may be levered to create long-term shareowner value. We believe there may be buybacks and some M&A.

Detractors from performance

The fund’s underweight in Consumer Discretionary and Information Technology detracted from results, as did the overweight in Telecommunication Services. Stock selection in Information Technology, Health Care, and Financials also held back performance. As the liquidity squeeze receded in March, the fund’s exposure to profitable companies with strong balance sheets lagged. Many of the more significant detractors for the full twelve-month period had performed relatively well the first half of the period. The largest performance detractors since the market upturn in March included Qwest Communications, Granite Construction, and Alliant Techsystems.

Qwest provides broadband Internet-based data, voice, and image communications in the United States. Qwest is the fourth-largest Regional Bell Operating Company in the United States and serves regional customers in 14 Northern and Midwestern states. It also provides long distance and wireless services within its territory. Last quarter, Qwest reported a decline in revenues, attributed to weakness in the wholesale and mass market segments and flat revenues in the business market segment. We continue to hold Qwest for its strong free cash flow generation, attractive valuation, and costs reduction. Qwest announced an agreement to extend the partnership with Direct TV for bundling broadband and voice services and entered an agreement with IBM to offer managed services to mid-size businesses.

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PORTFOLIO MANAGER COMMENTARY continued

Granite Construction provides heavy civil construction services for both public and private sectors. Construction projects include major highways, large dams, mass transit facilities, bridges, pipelines, canals, tunnels, and airport infrastructure. Revenues are negatively affected by the competitive environment for low-bid public construction projects from the California state transportation department. However the long-term thesis is still intact of increased spending in domestic infrastructure. The slow pickup in funding and project award for the remainder of 2009 is reflected in expectations. Near-and long-term catalysts include funding for the highway trust fund, Build America bond funding, stimulus funding, and reauthorization of highway bill.

Alliant Techsystems manufactures and supplies advanced defense and aerospace systems. Products include missile systems, military ammunition, satellite components and sub-systems. Given the pending administration decision on NASA Constellation, we expect stock price volatility over the next few months. We believe that most of the risk is already reflected in the shares. We believe the potential upside to earnings at the current Constellation program, or something close to it, significantly outweighs the worst-case NASA scenario, including a decline in ammunition revenues from war withdrawal.

Portfolio management outlook

Economic recoveries are typically self-sustaining. As the recovery gains momentum, confidence and credit are restored, enabling the private sector to grow. However, there is always much uncertainty and skepticism during the early stages of a recovery, which make it fragile. Today’s uncertainties include unemployment, federal spending, home prices, and bank balance sheets. It is important for policy stimulus to remain intact in order to support the recovery. Prematurely trying to reduce budget deficits by raising taxes and cutting spending may undermine the recovery.

The key question is whether the recovery is sustainable long-term or, conversely, whether the United States is entering a period of prolonged multi-year stagnation, as occurred in Japan. To avoid stagnation, it is crucial that the imbalances that created the recession are alleviated. Some of the progress we see on several of the economy’s imbalances include the reduction of overcapacity in banking, housing, commercial real estate, and retailing. However, the most important factor is the U.S. consumer, upon whom the sustainability of the worldwide recovery ultimately depends. Some positive signs of improvement include the strengthening consumer balance sheet, the stabilization of the negative wealth effect from falling house prices, and the stabilization of equity markets. In addition, housing has become more affordable, oil prices have fallen, and the consumer is de-leveraging.

The self-sustaining nature of a recovery can create the perception, as is the case today, of markets getting ahead of fundamentals. We believe that high unemployment and delinquencies on consumer loans are valid concerns. The economy is not out of the woods. However, while a short-term pull-back would not surprise us, we believe that

8

PORTFOLIO MANAGER COMMENTARY continued

fundamentals are improving overall, and we expect the economic issues to be resolved during the recovery process. In our view, a market pull-back is an opportunity to incrementally add market exposure.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

9

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2009 to September 30, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	4/1/2009	9/30/2009	During Period*

Actual
Class A	$1,000.00	$1,325.37	$ 6.76
Class B	$1,000.00	$1,318.33	$11.10
Class C	$1,000.00	$1,318.33	$11.10
Class I	$1,000.00	$1,324.64	$ 5.30
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,019.25	$ 5.87
Class B	$1,000.00	$1,015.49	$ 9.65
Class C	$1,000.00	$1,015.49	$ 9.65
Class I	$1,000.00	$1,020.51	$ 4.61

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.16% for Class A, 1.91% for Class B, 1.91% for Class C and 0.91% for Class I), multiplied by the average account value over the period, multiplied by 183 / 365 days.

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS A	2009	2008	2007	2006	2005

Net asset value, beginning of period	$4.94	$7.01	$5.55	$5.44	$4.65

Income from investment operations
Net investment income (loss)	0.01	(0.01)[1]	(0.01)	(0.02)	(0.03)
Net realized and unrealized gains or losses on investments	(0.43)	(1.80)	1.47	0.13	0.82

Total from investment operations	(0.42)	(1.81)	1.46	0.11	0.79

Distributions to shareholders from
Net investment income	(0.05)	(0.09)	0	0	0
Net realized gains	(0.03)	(0.17)	0	0	0

Total distributions to shareholders	(0.08)	(0.26)	0	0	0

Net asset value, end of period	$4.44	$4.94	$7.01	$5.55	$5.44

Total return[2]	(8.05)%	(26.74)%	26.31%	2.02%	16.99%

Ratios and supplemental data
Net assets, end of period (millions)	$296	$354	$540	$506	$564
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.09%	0.93%	1.06%	1.09%	1.13%
Expenses excluding waivers/reimbursements and expense reductions	1.19%	1.05%	1.07%	1.09%	1.13%
Net investment income (loss)	0.05%	(0.14)%	(0.36)%	(0.34)%	(0.68)%
Portfolio turnover rate	41%	114%	89%	110%	141%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS B	2009	2008	2007	2006	2005

Net asset value, beginning of period	$4.53	$6.45	$5.15	$5.08	$4.37

Income from investment operations
Net investment loss	(0.02)[1]	(0.05)[1]	(0.06)[1]	(0.05)[1]	(0.07)[1]
Net realized and unrealized gains or losses on investments	(0.38)	(1.67)	1.36	0.12	0.78

Total from investment operations	(0.40)	(1.72)	1.30	0.07	0.71

Distributions to shareholders from
Net investment income	0	(0.03)	0	0	0
Net realized gains	(0.03)	(0.17)	0	0	0

Total distributions to shareholders	(0.03)	(0.20)	0	0	0

Net asset value, end of period	$4.10	$4.53	$6.45	$5.15	$5.08

Total return[2]	(8.68)%	(27.41)%	25.24%	1.38%	16.25%

Ratios and supplemental data
Net assets, end of period (millions)	$7	$11	$21	$21	$27
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.83%	1.68%	1.78%	1.79%	1.83%
Expenses excluding waivers/reimbursements and expense reductions	1.93%	1.78%	1.78%	1.79%	1.83%
Net investment loss	(0.68)%	(0.89)%	(1.08)%	(1.04)%	(1.38)%
Portfolio turnover rate	41%	114%	89%	110%	141%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS C	2009	2008	2007	2006	2005

Net asset value, beginning of period	$4.53	$6.45	$5.15	$5.08	$4.37

Income from investment operations
Net investment loss	(0.02)[1]	(0.05)[1]	(0.06)[1]	(0.05)[1]	(0.07)[1]
Net realized and unrealized gains or losses on investments	(0.38)	(1.66)	1.36	0.12	0.78

Total from investment operations	(0.40)	(1.71)	1.30	0.07	0.71

Distributions to shareholders from
Net investment income	0	(0.04)	0	0	0
Net realized gains	(0.03)	(0.17)	0	0	0

Total distributions to shareholders	(0.03)	(0.21)	0	0	0

Net asset value, end of period	$4.10	$4.53	$6.45	$5.15	$5.08

Total return[2]	(8.68)%	(27.26)%	25.24%	1.38%	16.25%

Ratios and supplemental data
Net assets, end of period (millions)	$5	$5	$7	$6	$7
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.84%	1.68%	1.78%	1.79%	1.83%
Expenses excluding waivers/reimbursements and expense reductions	1.94%	1.78%	1.78%	1.79%	1.83%
Net investment loss	(0.72)%	(0.89)%	(1.09)%	(1.04)%	(1.38)%
Portfolio turnover rate	41%	114%	89%	110%	141%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS I	2009	2008	2007	2006	2005

Net asset value, beginning of period	$5.10	$7.24	$5.72	$5.59	$4.76

Income from investment operations
Net investment income (loss)	0.07	0.01 [1]	0 [1]	(0.01)	(0.02)
Net realized and unrealized gains or losses on investments	(0.50)	(1.87)	1.52	0.14	0.85

Total from investment operations	(0.43)	(1.86)	1.52	0.13	0.83

Distributions to shareholders from
Net investment income	(0.07)	(0.11)	0	0	0
Net realized gains	(0.03)	(0.17)	0	0	0

Total distributions to shareholders	(0.10)	(0.28)	0	0	0

Net asset value, end of period	$4.57	$5.10	$7.24	$5.72	$5.59

Total return	(7.92)%	(26.62)%	26.57%	2.33%	17.44%

Ratios and supplemental data
Net assets, end of period (millions)	$26	$77	$94	$114	$86
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.82%	0.69%	0.78%	0.79%	0.83%
Expenses excluding waivers/reimbursements and expense reductions	0.92%	0.79%	0.78%	0.79%	0.83%
Net investment income (loss)	0.33%	0.10%	(0.08)%	(0.03)%	(0.38)%
Portfolio turnover rate	41%	114%	89%	110%	141%

1	Per share amount is based on average shares outstanding during the period.

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS

September 30, 2009

	Shares	Value

COMMON STOCKS 97.6%
CONSUMER DISCRETIONARY 15.8%
Diversified Consumer Services 2.5%
ITT Educational Services, Inc. *	23,400	$2,583,594
Strayer Education, Inc. ρ	25,900	5,637,912

		8,221,506

Hotels, Restaurants & Leisure 1.7%
WMS Industries, Inc. *	126,500	5,636,840

Internet & Catalog Retail 2.9%
Liberty Media Holding Corp. – Interactive, Ser. A *	290,200	3,183,494
priceline.com, Inc. *	39,200	6,500,144

		9,683,638

Media 2.0%
Marvel Entertainment, Inc. *	137,700	6,832,674

Specialty Retail 4.4%
Aeropostale, Inc. *	96,800	4,207,896
AutoZone, Inc. *	23,600	3,450,792
PetSmart, Inc.	143,000	3,110,250
Ross Stores, Inc.	79,500	3,797,715

		14,566,653

Textiles, Apparel & Luxury Goods 2.3%
Coach, Inc.	160,722	5,290,968
Deckers Outdoor Corp. *	28,400	2,409,740

		7,700,708

CONSUMER STAPLES 5.9%
Food & Staples Retailing 1.3%
Sysco Corp.	176,300	4,381,055

Food Products 2.6%
Del Monte Foods Co.	393,700	4,559,046
Hershey Co.	107,000	4,158,020

		8,717,066

Household Products 2.0%
Church & Dwight Co.	73,100	4,147,694
Energizer Holdings, Inc. *	34,100	2,262,194

		6,409,888

ENERGY 6.6%
Energy Equipment & Services 5.8%
Cameron International Corp. *	195,200	7,382,464
Diamond Offshore Drilling, Inc. ρ	42,700	4,078,704
National Oilwell Varco, Inc. *	79,900	3,446,087
Oceaneering International, Inc. *	78,000	4,426,500

		19,333,755

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

September 30, 2009

	Shares	Value

COMMON STOCKS continued
ENERGY continued
Oil, Gas & Consumable Fuels 0.8%
Alpha Natural Resources, Inc. *	78,264	$2,747,066

FINANCIALS 6.1%
Capital Markets 2.1%
BlackRock, Inc.	17,600	3,816,032
Northern Trust Corp.	51,400	2,989,424

		6,805,456

Insurance 2.4%
Axis Capital Holdings, Ltd.	93,700	2,827,866
Torchmark Corp.	51,100	2,219,273
Unum Group	132,500	2,840,800

		7,887,939

Real Estate Investment Trusts (REITs) 1.6%
Plum Creek Timber Co., Inc. ρ	63,500	1,945,640
Taubman Centers, Inc. ρ	96,400	3,478,112

		5,423,752

HEALTH CARE 11.6%
Biotechnology 2.0%
Alexion Pharmaceuticals, Inc. *	74,200	3,304,868
Cephalon, Inc. *	58,500	3,407,040

		6,711,908

Health Care Equipment & Supplies 5.5%
Becton, Dickinson & Co.	36,800	2,566,800
C.R. Bard, Inc.	40,700	3,199,427
Edwards Lifesciences Corp. *	45,300	3,166,923
St. Jude Medical, Inc. *	74,800	2,917,948
STERIS Corp.	61,600	1,875,720
Varian Medical Systems, Inc. *	107,800	4,541,614

		18,268,432

Health Care Providers & Services 2.2%
Express Scripts, Inc. *	24,800	1,923,984
Henry Schein, Inc. *	42,100	2,311,711
Medco Health Solutions, Inc. *	59,900	3,313,069

		7,548,764

Pharmaceuticals 1.9%
Forest Laboratories, Inc. *	79,500	2,340,480
Watson Pharmaceuticals, Inc. *	105,800	3,876,512

		6,216,992

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

September 30, 2009

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS 18.5%
Aerospace & Defense 4.7%
Alliant Techsystems, Inc. ρ *	30,600	$2,382,210
Goodrich Corp.	88,000	4,781,920
ITT Corp.	130,700	6,816,005
Rockwell Collins Corp.	36,800	1,869,440

		15,849,575

Construction & Engineering 1.3%
EMCOR Group, Inc. *	103,400	2,618,088
Granite Construction, Inc. ρ	53,100	1,642,914

		4,261,002

Electrical Equipment 2.5%
Acuity Brands, Inc. ρ	68,200	2,196,722
Cooper Industries plc	92,800	3,486,496
GrafTech International, Ltd. *	172,200	2,531,340

		8,214,558

Machinery 5.4%
Cummins, Inc.	69,400	3,109,814
Flowserve Corp.	27,500	2,709,850
Joy Global, Inc.	80,300	3,929,882
SPX Corp.	27,000	1,654,290
Valmont Industries, Inc.	75,700	6,448,126

		17,851,962

Marine 1.0%
Kirby Corp. *	94,700	3,486,854

Road & Rail 2.1%
Landstar System, Inc.	87,600	3,334,056
Norfolk Southern Corp.	88,700	3,823,857

		7,157,913

Trading Companies & Distributors 1.5%
W.W. Grainger, Inc. ρ	54,800	4,896,928

INFORMATION TECHNOLOGY 21.3%
Communications Equipment 4.6%
Adtran, Inc.	198,800	4,880,540
F5 Networks, Inc. *	156,328	6,195,279
NICE-Systems, Ltd., ADS *	138,200	4,206,808

		15,282,627

Electronic Equipment, Instruments & Components 0.9%
Amphenol Corp., Class A	77,100	2,905,128

Internet Software & Services 1.2%
SINA Corp. *	106,700	4,050,332

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

September 30, 2009

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
IT Services 8.4%
Accenture plc	106,700	$3,976,709
Cognizant Technology Solutions Corp., Class A *	193,300	7,472,978
Fiserv, Inc. *	67,400	3,248,680
Global Payments, Inc.	121,600	5,678,720
NeuStar, Inc., Class A *	125,300	2,831,780
SAIC, Inc. *	167,200	2,932,688
Western Union Co.	93,600	1,770,912

		27,912,467

Semiconductors & Semiconductor Equipment 4.8%
Altera Corp.	188,900	3,874,339
Broadcom Corp., Class A *	204,400	6,273,036
Marvell Technology Group, Ltd. *	359,300	5,817,067

		15,964,442

Software 1.4%
Adobe Systems, Inc. *	75,100	2,481,304
McAfee, Inc. *	53,200	2,329,628

		4,810,932

MATERIALS 5.8%
Chemicals 4.0%
Agrium, Inc. ρ	88,400	4,401,436
Airgas, Inc.	90,500	4,377,485
CF Industries Holdings, Inc.	53,000	4,570,190

		13,349,111

Metals & Mining 1.8%
Steel Dynamics, Inc.	109,400	1,678,196
Walter Energy, Inc.	69,300	4,162,158

		5,840,354

TELECOMMUNICATION SERVICES 2.7%
Diversified Telecommunication Services 0.5%
Qwest Communications International, Inc. ρ	484,200	1,844,802

Wireless Telecommunication Services 2.2%
American Tower Corp., Class A *	122,400	4,455,360
Syniverse Holdings, Inc. *	158,500	2,773,750

		7,229,110

UTILITIES 3.3%
Electric Utilities 2.2%
CMS Energy Corp.	167,000	2,237,800
Entergy Corp.	20,000	1,597,200
NRG Energy, Inc. *	124,500	3,509,655

		7,344,655

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

September 30, 2009

	Shares	Value

COMMON STOCKS continued
UTILITIES continued
Independent Power Producers & Energy Traders 1.1%
AES Corp. *	245,600	$3,639,792

Total Common Stocks (cost $316,346,896)		324,986,636

SHORT-TERM INVESTMENTS 7.5%
MUTUAL FUND SHARES 7.5%
BGI Prime Money Market Fund, Premium Shares, 0.19% q ρρ	1,291	1,291
BlackRock Liquidity TempFund, Institutional Class, 0.22% q ρρ	3,811,459	3,811,459
Evergreen Institutional Money Market Fund, Class I, 0.13% q ø ρρ	20,502,229	20,502,229
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 0.16% q ρρ	568,658	568,658

Total Short-Term Investments (cost $24,883,637)		24,883,637

Total Investments (cost $341,230,533) 105.1%		349,870,273
Other Assets and Liabilities (5.1%)		(16,880,952)

Net Assets 100.0%		$332,989,321

*	Non-income producing security
ρ	All or a portion of this security is on loan.
q	Rate shown is the 7-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADS	American Depository Shares

The following table shows the percent of total long-term investments by sector as of September 30, 2009:

Information Technology	21.8%
Industrials	19.0%
Consumer Discretionary	16.2%
Health Care	11.9%
Energy	6.8%
Financials	6.2%
Consumer Staples	6.0%
Materials	5.9%
Utilities	3.4%
Telecommunication Services	2.8%

100.0%

See Notes to Financial Statements

19

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2009

Assets
Investments in unaffiliated issuers, at value (cost $320,728,304) including $15,646,818 of securities loaned	$329,368,044
Investments in affiliated issuers, at value (cost $20,502,229)	20,502,229

Total investments	349,870,273
Segregated cash	3,343
Receivable for Fund shares sold	157,084
Dividends receivable	155,071
Receivable for securities lending income	629
Prepaid expenses and other assets	68,795

Total assets	350,255,195

Liabilities
Payable for Fund shares redeemed	281,636
Payable for securities on loan	16,892,372
Advisory fee payable	4,660
Distribution Plan expenses payable	2,350
Due to other related parties	2,803
Trustees’ fees and expenses payable	37,937
Printing and postage expenses payable	32,811
Accrued expenses and other liabilities	11,305

Total liabilities	17,265,874

Net assets	$332,989,321

Net assets represented by
Paid-in capital	$421,194,696
Undistributed net investment income	8,869
Accumulated net realized losses on investments	(96,853,984)
Net unrealized gains on investments	8,639,740

Total net assets	$332,989,321

Net assets consists of
Class A	$295,679,785
Class B	7,124,202
Class C	4,571,282
Class I	25,614,052

Total net assets	$332,989,321

Shares outstanding (unlimited number of shares authorized)
Class A	66,618,282
Class B	1,736,971
Class C	1,115,673
Class I	5,601,863

Net asset value per share
Class A	$4.44
Class A — Offering price (based on sales charge of 5.75%)	$4.71
Class B	$4.10
Class C	$4.10
Class I	$4.57

See Notes to Financial Statements

20

STATEMENT OF OPERATIONS

Year Ended September 30, 2009

Investment income
Dividends	$2,941,106
Securities lending	406,597
Income from affiliated issuers	57,964

Total investment income	3,405,667

Expenses
Advisory fee	1,527,803
Distribution Plan expenses
Class A	641,776
Class B	71,901
Class C	34,664
Administrative services fee	299,569
Transfer agent fees	625,028
Trustees’ fees and expenses	6,617
Printing and postage expenses	111,286
Custodian and accounting fees	75,322
Registration and filing fees	50,750
Professional fees	96,981
Other	10,963

Total expenses	3,552,660
Less: Expense reductions	(371)
Fee waivers	(305,252)

Net expenses	3,247,037

Net investment income	158,630

Net realized and unrealized gains or losses on investments
Net realized losses on securities in unaffiliated issuers	(94,052,748)
Net change in unrealized gains or losses on securities in unaffiliated issuers	47,621,759

Net realized and unrealized gains or losses on investments	(46,430,989)

Net decrease in net assets resulting from operations	$(46,272,359)

See Notes to Financial Statements

21

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2009		2008

Operations
Net investment income (loss)		$158,630		$(725,712)
Net realized gains or losses on investments		(94,052,748)		15,088,379
Net change in unrealized gains or losses on investments		47,621,759		(193,236,042)

Net decrease in net assets resulting from operations		(46,272,359)		(178,873,375)

Distributions to shareholders from
Net investment income
Class A		(3,594,908)		(6,489,910)
Class B		0		(88,869)
Class C		0		(49,653)
Class I		(534,242)		(2,470,873)
Net realized gains
Class A		(1,954,848)		(13,134,151)
Class B		(64,846)		(537,941)
Class C		(27,093)		(203,157)
Class I		(216,273)		(3,449,860)

Total distributions to shareholders		(6,392,210)		(26,424,414)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	801,271	2,879,591	1,026,034	6,439,997
Class B	197,880	664,764	194,763	1,110,981
Class C	418,766	1,452,776	260,755	1,497,699
Class I	3,323,311	12,828,163	19,869,125	136,130,866

		17,825,294		145,179,543

Net asset value of shares issued in reinvestment of distributions
Class A	1,356,780	4,672,373	2,516,161	16,535,807
Class B	19,649	60,911	96,125	577,923
Class C	7,261	22,509	34,539	207,886
Class I	74,993	266,504	326,722	2,220,518

		5,022,297		19,542,134

Automatic conversion of Class B shares to Class A shares
Class A	393,184	1,467,400	394,919	2,428,976
Class B	(424,750)	(1,467,400)	(429,067)	(2,428,976)

		0		0

Payment for shares redeemed
Class A	(7,579,616)	(27,830,607)	(9,374,076)	(58,330,604)
Class B	(553,316)	(1,877,336)	(612,675)	(3,499,431)
Class C	(341,415)	(1,151,128)	(423,081)	(2,318,535)
Class I	(12,908,978)	(52,979,146)	(18,052,205)	(111,361,997)

		(83,838,217)		(175,510,567)

Net decrease in net assets resulting from capital share transactions		(60,990,626)		(10,788,890)

Total decrease in net assets		(113,655,195)		(216,086,679)
Net assets
Beginning of period		446,644,516		662,731,195

End of period		$332,989,321		$446,644,516

Undistributed net investment income		$8,869		$4,084,698

See Notes to Financial Statements

22

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Mid Cap Growth Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge, but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Effective after the close of business on June 30, 2009, Class B shares were closed to new accounts and additional purchases by existing shareholders. Class B shares are available for purchase only through (i) an exchange transaction in which Class B shares of another Evergreen fund are exchanged or (ii) the Fund’s dividend reinvestment program. Class B shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through November 24, 2009 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair

23

NOTES TO FINANCIAL STATEMENTS continued

market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date.

24

NOTES TO FINANCIAL STATEMENTS continued

e. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. During the year ended September 30, 2009, the following amounts were reclassified:

Undistributed net investment income	$(105,309)
Accumulated net realized losses on investments	105,309

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.51% and declining to 0.26% as average daily net assets increase. For the year ended September 30, 2009, the advisory fee was equivalent to an annual rate of 0.51% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may have been deemed to control EIMC. If Wells Fargo was deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which

25

NOTES TO FINANCIAL STATEMENTS continued

became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement was subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect.

Shareholders approved the new advisory agreement between the Fund and EIMC on February 12, 2009.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended September 30, 2009, EIMC voluntarily waived its advisory fee in the amount of $305,252.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended September 30, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended September 30, 2009, the transfer agent fees were equivalent to an annual rate of 0.21% of the Fund’s average daily net assets.

Wachovia Bank NA, a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 5).

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended September 30, 2009, the Fund paid brokerage commissions of $23,583 to broker-dealers affiliated with Wells Fargo.

26

NOTES TO FINANCIAL STATEMENTS continued

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the year ended September 30, 2009, EIS received $3,167 from the sale of Class A shares and $36, $16,029 and $91 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $125,205,450 and $186,596,126, respectively, for the year ended September 30, 2009.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of September 30, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$324,986,636	$0	$0	$324,986,636
Short-term investments	24,883,637	0	0	24,883,637

	$349,870,273	$0	$0	$349,870,273

Further details on the major security types listed above can be found in the Schedule of Investments.

27

NOTES TO FINANCIAL STATEMENTS continued

During the year ended September 30, 2009, the Fund loaned securities to certain brokers and earned $406,597, net of $44,064 paid to Wachovia Global Securities Lending as the securities lending agent. At September 30, 2009, the value of securities on loan and the total value of collateral received for securities loaned (including segregated cash) amounted to $15,646,818 and $16,892,372, respectively.

On September 30, 2009, the aggregate cost of securities for federal income tax purposes was $341,723,231. The gross unrealized appreciation and depreciation on securities based on tax cost was $42,640,004 and $34,492,962, respectively, with a net unrealized appreciation of $8,147,042.

As of September 30, 2009, the Fund had $11,082,219 in capital loss carryovers for federal income tax purposes expiring in 2017.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of September 30, 2009, the Fund incurred and will elect to defer post-October losses of $85,279,067.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended September 30, 2009, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

Capital Loss
Undistributed		Carryovers and	Temporary
Ordinary	Unrealized	Post-October	Book/Tax
Income	Appreciation	Losses	Differences

$49,264	$8,147,042	$96,361,286	$(40,395)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended Septemeber 30,

	2009	2008

Ordinary Income	$4,126,147	$9,099,305
Long-term Capital Gain	2,266,063	17,325,109

28

NOTES TO FINANCIAL STATEMENTS continued

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%. During the year ended September 30, 2009, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain nonagency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross

29

NOTES TO FINANCIAL STATEMENTS continued

trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Mid Cap Growth Fund, a series of the Evergreen Equity Trust, as of September 30, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Mid Cap Growth Fund as of September 30, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 24, 2009

31

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $2,266,063 for the fiscal year ended September 30, 2009.

For corporate shareholders, 35.11% of ordinary income dividends paid during the fiscal year ended September 30, 2009 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended September 30, 2009, the Fund designates 64.27% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2009 year-end tax information will be reported on your 2009 Form 1099-DIV, which shall be provided to you in early 2010.

32

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, as required by law, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. At an in person meeting on September 23-24, 2009, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Mid Cap Growth Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the Evergreen funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of their deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors are required to furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. Over the course of the year preceding their September 2009 meeting, the Trustees regularly reviewed information regarding the investment performance of all of the funds. As part of their ongoing review of investment performance, the Trustees monitored for changes in performance and for the results of any changes in a fund’s investment process or investment team. The Trustees paid particular attention to funds whose performance since September 2008 (when the Trustees completed their 2008 review of the funds’ investment advisory agreements) indicated short-term or longer-term performance issues and to funds that they had identified during their 2008 review process as having short- or longer-term performance issues.

In spring 2009, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Trustees would review as part of the 2009 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other areas of review and requested specific information as to those areas of review.

The Trustees formed small groups to review individual funds in greater detail. They reviewed, with the assistance of an independent industry consultant that they retained, the

33

ADDITIONAL INFORMATION (unaudited) continued

information that EIMC and Keil provided. In addition, the Trustees considered information regarding, among other things, the funds’ brokerage practices, the funds’ use of derivatives, analyst and research support available to the portfolio management teams, risk management practices, and certain fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

In December 2008 Wells Fargo & Company (“Wells Fargo”) acquired Wachovia Corporation (“Wachovia”), EIMC’s parent company. Wells Fargo and EIMC have taken steps to combine the operations of Wells Fargo’s investment management affiliates and EIMC during the past year and have proposed to the Trustees the combination of the mutual fund families managed by them. During the course of the year, and during their review, the Trustees requested and received information about Wells Fargo and its advisory and broker-dealer operations, the status of efforts to combine the Wells Fargo and Evergreen investment management operations, and the effects on the funds and on the services provided by EIMC and its affiliates to the funds. In their deliberations, the Trustees were mindful that it was possible that the proposed combination of the two fund families might be effected during the coming 12-month period.

The Committee met several times by telephone during the 2009 review process to consider the information provided to it. The Committee then met with representatives of EIMC and its affiliates, including Wells Fargo. In addition, during the course of their review, the Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC, and in meetings with independent legal counsel in multiple private sessions at which no personnel of EIMC were present. At a meeting of the full Board of Trustees held on September 23-24, 2009, the Committee reported the results of its discussions with EIMC. The full Board met with representatives of EIMC and its affiliates and engaged in further review of the materials provided to it, after which the independent Trustees and the full Board approved the continuation of each of the advisory and sub-advisory agreements.

The Trustees’ determination to approve the continuation of the advisory and sub-advisory agreements was based on a comprehensive evaluation of all of the information provided to them. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements for each of the funds as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

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ADDITIONAL INFORMATION (unaudited) continued

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees met periodically during the course of the year. EIMC presented a wide variety of information at those meetings regarding the services it provides for the funds, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of the teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2008. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new President of the funds, who also serves as President and Chief Operating Officer of EIMC, and a new Chief Investment Officer of EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

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ADDITIONAL INFORMATION (unaudited) continued

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of fees paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. They considered that EIS, an affiliate of EIMC, would serve as distributor to the funds until January 3, 2010, and that Wells Fargo Funds Distributor, LLC, also an affiliate of EIMC, would serve as distributor to the funds beginning on January 4, 2010, and noted that the distributor receives fees from the funds for those services. The Trustees also considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC on behalf of the funds and brokerage commissions received by Wells Fargo Advisors, LLC (“Wells Fargo Advisors”) (formerly Wachovia Securities, LLC), an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted that the funds pay sub-transfer agency fees to various financial institutions, including Wells Fargo Advisors and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that the affiliate of EIMC that provides transfer agency services to the funds had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wells Fargo Advisors and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them and that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

The Trustees considered regulatory actions taken against EIMC or its affiliates in the past year, and on-going reviews of the operations of EIMC and its affiliates as they might affect the funds. They considered the findings of the regulators, the cooperation of EIMC and its affiliates with those regulators and with the Trustees in respect of those actions and reviews, and the remedial steps EIMC and its affiliates have taken in response. They also considered the scope and nature of on-going reviews being conducted by EIMC and its affiliates, and communications to the Trustees relating to those reviews.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team and the in-house research

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ADDITIONAL INFORMATION (unaudited) continued

capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties.

The Trustees considered the managerial and financial resources available to EIMC and its affiliates and the commitment that the Evergreen/Wells Fargo organization has made to the funds generally. They considered assurances from representatives of Wells Fargo that the merger of Wells Fargo and Wachovia and the integration of those firms’ advisory and broker-dealer operations was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC provides to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high-quality services.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the independent Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds. They determined that the nature and scope of the services provided by EIMC were consistent with EIMC’s duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the three- and ten-year periods ended December 31, 2008, the Fund’s Class A shares had outperformed the Fund’s benchmark index, the Russell Midcap Growth Index, and had underperformed the Fund’s benchmark index for the one- and five-year periods ended December 31, 2008. The Trustees also noted that the Fund’s Class A shares’ performance was in the third quintile for the one-, three-, and ten-year periods ended December 31, 2008, and in the fourth quintile for the five-year period ended December 31, 2008, of the mutual funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees emphasized that the continuation of the investment

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ADDITIONAL INFORMATION (unaudited) continued

advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by most of the other mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. They reviewed the breakpoints in the Fund’s advisory fee structure, which operate generally to reduce the effective management fee rate of the Fund (as a percentage of Fund assets) as the Fund grows in size. They considered that, as a fund shrinks in size, breakpoints result in increasing fee levels. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on, among other things, the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability to EIMC of the services provided to any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

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39

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

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TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; President and Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

41

563825 rv5 11/2009

Evergreen Omega Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
13	ABOUT YOUR FUND’S EXPENSES
14	FINANCIAL HIGHLIGHTS
19	SCHEDULE OF INVESTMENTS
22	STATEMENT OF ASSETS AND LIABILITIES
23	STATEMENT OF OPERATIONS
24	STATEMENTS OF CHANGES IN NET ASSETS
25	NOTES TO FINANCIAL STATEMENTS
33	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
40	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

November 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Omega Fund for the twelve-month period ended September 30, 2009 (the “period”).

Capital markets throughout the globe continued to experience extreme pressure during the period. Home prices fell and job losses persisted. The collapse of Lehman Brothers in September 2008 led to collateral damage in the ensuing weeks as venerable financial institutions both in the United States and Europe fell like dominos. Distrust prevailed, and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. In response, the Federal Reserve Board (the “Fed”), the U.S. Treasury, the Federal Deposit Insurance Corporation, and the Securities and Exchange Commission took a series of dramatic and innovative steps to help the economy and the financial markets emerge from this crisis. In October 2008, Congress rushed through a $700 billion rescue plan designed to address the capital inadequacy of banks. Meanwhile, in a further effort to re-stimulate lending activity, the Fed twice slashed the key fed funds rate in October 2008, bringing the influential overnight lending rate to just 1.00%. The Fed slashed rates again in December to near zero, where it stayed during the remainder of the period. Overseas, other major central banks also cut short-term rates to inject liquidity into the financial markets. At the same time, foreign governments took other measures to buttress financial institutions and forestall the possibility of a global recession.

Early in 2009, the fixed-income markets worried about deflation, as evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased with the $787 billion American Recovery and Reinvestment Act of 2009, signed into law in February. Yields climbed for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard, as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although stocks rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, as both issuance and performance improved. The price of oil surged in the second quarter of 2009, pulling most commodities higher, as the dollar weakened and gold gave back earlier gains. However, gold surged at the end of the fiscal year, and stocks finished a banner third quarter 2009, with all major market indexes climbing by approximately 15%, as investor sentiment was buoyed by signs of improvement in the economy and corporate

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LETTER TO SHAREHOLDERS continued

earnings. In international markets, most major equity indexes doubled in the developing world from their lows of last year, while the market gains in developed economies have been somewhat more muted.

While recent data reflect an economy that is managing to climb from the depths reached in March, we question whether the fundamentals are in place for sustainable growth, given that economic reports continue to display data that is simply “less bad” than it was earlier in the fiscal year. Until we see stabilization in home prices and employment, it is unlikely that activity will exceed anything beyond what is considered to be “below potential” for any period of time.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s growth-oriented equity funds focused on managing risk and finding potential opportunities while maintaining the goal of seeking long-term capital appreciation. Managers of Evergreen Large Company Growth Fund and Evergreen Omega Fund focused on bottom-up, fundamental analysis in making individual stock selections. The management teams supervising Evergreen Mid Cap Growth Fund and Evergreen Small-Mid Growth Fund, meanwhile, sought out growing companies with strong fundamentals and reasonable valuations. At the same time, managers of Evergreen Growth Fund concentrated on opportunities among small cap growth companies with above-average earnings prospects and reasonable stock prices. The team supervising Evergreen Strategic Growth Fund, meanwhile, focused on large cap companies offering superior long-term growth potential.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy that seeks to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer
Evergreen Funds

2

LETTER TO SHAREHOLDERS continued

Notice to Shareholders:

Effective after the close of business on June 30, 2009, Class B shares of the Fund were closed to new accounts and additional purchases by existing shareholders. Existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

3

FUND AT A GLANCE

as of September 30, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

Aziz Hamzaogullari, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2009.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 4/29/1968

	Class A	Class B	Class C	Class I	Class R
Class inception date	4/29/1968	8/2/1993	8/2/1993	1/13/1997	10/10/2003

Nasdaq symbol	EKOAX	EKOBX	EKOCX	EOMYX	EKORX

Average annual return*

1-year with sales charge	-1.67%	-1.44%	2.55%	N/A	N/A

1-year w/o sales charge	4.33%	3.56%	3.55%	4.59%	4.08%

5-year	3.11%	3.24%	3.58%	4.63%	4.11%

10-year	0.84%	0.70%	0.71%	1.72%	1.32%

Maximum sales charge	5.75%	5.00%	1.00%	N/A	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. Please call 1.800.847.5397 for the most recent month-end performance information for Class R. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class R prior to its inception is based on the performance of Class A, the original class offered. The historical returns for Class R have not been adjusted to reflect the effect of its 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class A, 0.50% for Class R and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class R would have been lower.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Class B shares are closed to new investments by new and existing shareholders.

Returns reflect expense limits previously in effect, without which returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Omega Fund Class A shares versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of September 30, 2009, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 4.33% for the twelve-month period ended September 30, 2009, excluding any applicable sales charges. During the same period, the Russell 1000 Growth returned -1.85% and the Lipper Multi-Cap Growth Funds Category had a median return of -2.97%.

The fund’s objective is to seek long-term capital growth.

Investment process

As the portfolio manager for Evergreen Omega Fund, I am a strong believer in the importance of a disciplined, well-defined investment process for seeking to achieve superior long-term investment results. Our investment philosophy centers on fundamental, bottom-up, disciplined investing for the long-term. Our ultimate goal is to invest in what we believe are structurally good businesses with sustainable competitive advantages and the ability to grow profitably on a secular basis.

We follow a focused strategy where we tend to pursue a small number of companies that we believe can sustain above-average growth of long-term cash flows and sell at a discount to our estimate of the intrinsic value for the business. Because we are long-term investors, we anticipate that the fund’s portfolio turnover may be relatively low. Our sector weighting decisions will be byproducts of our bottom-up, fundamental analysis of companies, as we refrain from trying to determine macro variables such as interest rates, employment growth and inflation. Our long-term intrinsic value models incorporate assumptions that serve as fundamental milestones along a company’s growth trajectory. We invest in companies where we believe the risk-reward profile is favorable and when one of the following factors exists: growth potential is underestimated; investors overreact to short-term concerns; companies are priced below private market value; or valuation is low relative to normalized cash flow power. We reduce or sell portfolio holdings when an assumption has proved to be flawed; a stock fully reflects fair value; unfavorable structural change takes place in the business; or better risk-reward opportunities are identified.

During the fiscal year, I invested in only three new companies. The bear market that started in 2008 gave us the opportunity last year to buy several very high-quality businesses with potentially sustainable competitive positioning, secular growth drivers, great managements and attractive valuations. Therefore, I’ve made fewer changes in the portfolio this year, as I felt I had already built what I consider a long-term portfolio consisting of a group of high-quality businesses at attractive prices. New purchases were MSCI Inc, American Express and SEI Investments. Taking advantage of lower prices over the course of the fiscal year, I also increased positions in Biogen, Blue Nile, Expeditors International of Washington, FactSet, Google, Legg Mason, McCormick, Novartis, Schlumberger, SEI Investments, United Parcel Services (UPS), Visa, and Zimmer Holdings.

To fund these purchases, I sold several holdings and decreased several positions during the fiscal year. I sold small positions in Whole Foods, Best Buy, St. Jude Medical, Tyco

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PORTFOLIO MANAGER COMMENTARY continued

International, Texas Instruments, KLA-Tencor and Carnival Corp. I decreased positions in Amgen, Bristol Myers, Clorox, Marsh & McLennan, Procter and Gamble, Conoco Phillips, Chevron and Wellpoint. I also decreased the top position in Amazon slightly, which was the second best performing investment in the portfolio. Despite the sale of a small stake in Amazon, the company represented a higher percentage of the portfolio at the end of the fiscal year versus the beginning, given price appreciation. Also, I sold the stake in Bankrate after it agreed to be acquired by Apax Partners, a global private equity firm.

My investment decisions during the fiscal year had the following impact on our sector weights relative to the benchmark. We continued to be overweight in Consumer Discretionary, increased our overweight in Financials and went from an underweight position to a slight overweight position in Energy. We are overweight in Health Care and Information Technology, but at a lower level than last year. We have increased the underweight in Consumer Staples and while we have increased the holdings in Industrials, we still maintain an overall underweight position versus the benchmark. We continue to own no positions in the Materials sector.

Also, it is important to note that, during the fiscal year, the Russell 1000 Growth index was reconstituted, with decreased weights in Energy. As a result of investments in the Energy sector and the index reconstitution, as mentioned before we went from an Energy underweight in September 2008 to a slight overweight in September 2009. I would like to take this opportunity to explain our sector weighting decisions and risk management approach.

As mentioned before, our sector weighting decisions are byproducts of our bottom-up fundamental analysis of companies. We invest in businesses strictly based on our bottom-up company analysis. As a result, we do not change sector positions based on how the index is structured at any given time. If anything, we believe active risk management requires us to look at risk at the security level rather than top-down, based on relative index positioning. As we are active portfolio managers, we are also active risk managers. Generally, the neutral or passive risk strategy requires constructing portfolios with characteristics similar to their benchmark so that risk may be measured on a relative basis. One of the ways this can be achieved is by constraining the amounts by which stocks in the portfolio vary from the benchmark sector holdings. In this neutral or passive risk strategy, there are times when certain sectors may become underpriced or overpriced. For us, on the other hand, risk management starts at the security level. We seek to maximize absolute returns and limit the probability of permanent capital loss by investing in firms where, in our opinion, the downside risk is minimal (i.e., where a margin of safety exists). Managing a portfolio’s sector weights to specific ranges as compared to the benchmark can reduce the volatility of returns versus the benchmark but may not necessarily effectively manage the volatility of absolute (or systematic) returns.

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PORTFOLIO MANAGER COMMENTARY continued

Consider the bubble in Energy stock prices during 2007 and early 2008. The result was an enormous increase in market capitalization of this sector and an inherent increase in the Energy sector’s weight in the benchmark. Maintaining a strict relative position in this sector, according to our fundamental research and intrinsic value methodology, would have meant taking on excessive absolute investment risk, even though we would have had little risk in this sector relative to the benchmark. In 2003, Energy comprised less than 2% of the Russell 1000 Growth Index. By June 2008, driven by price appreciation and benchmark reconstitution, Energy comprised more than 13% of this index. At that point we had only a 1.5% position in the sector, as we found only two positions that were attractive and the rest of the sector, in our opinion, was overpriced because of very high expectations embedded in the stock prices. By March 2009, Energy was 7.8% of the index; with reconstitution, Energy comprised just over 4% of this index by September 2009. In the meantime, we increased our Energy weight from 1.5% in June 2008 to around 5% in September 2009, as prices corrected significantly, creating investing opportunities for us.

Of our new investments, I would like to highlight MSCI and SEI Investments to give you insights into our investment process. MSCI (MXB) is a leading global provider of investment decision support tools to investment institutions. MSCI has two major business segments: Equity Indices (including index subscription and asset-based fees), representing 54% of revenue; and Barra (including equity and multi-asset class portfolio analytics), representing 40% of revenue. The company has a long history, with its first international indices created in 1969 by Capital Group/Capital International, and Barra’s equity analytics products created in 1975. MSCI acquired Barra in 2004. The company’s products are used in multiple areas of the investment process, including portfolio construction and optimization, performance benchmarking, attribution analysis, risk analysis, asset allocation, index-linked investment product creation, investment manager selection, and investment research.

MSCI’s brand, proprietary content, standardization, and the mission-critical nature of its products create significant competitive barriers to entry, high switching costs for its customers, and pricing power for the company. MSCI has an attractive subscription-based model, with over 95% of its revenue coming from recurring sources. In fact, 85% of the revenue is subscription-based, with a normalized retention rate of over 90%. In addition, 15% is of its revenue is based on long-term contracts, and fluctuates with assets under management (AUM). Also important, close to 90% of the subscription pricing is content rather than user-based pricing, making the revenue stream more predictable. MSCI is focused on providing clients with long-term solutions that are industry standard-bearers (like the company’s MSCI indices). This focus has led to high client loyalty or “stickiness.” We believe all aforementioned competitive advantages are sustainable and difficult to duplicate.

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PORTFOLIO MANAGER COMMENTARY continued

From a competitive analysis perspective, the company has a leading share in most of its focused markets. In its core equity index business (39% of revenue), MSCI provides 120,000 daily indices covering over 70 countries. In addition, it estimates that over $3 trillion of worldwide AUM are benchmarked against their indices, including over 90% of U.S.-managed investments in international equity. The company’s market share in global exchange-traded fund (ETF) assets (16% of the company’s total revenue) grew from 19% in 2005 to 23% in 2008, making MSCI the number-two player behind S&P, which has 32% share. S&P dominates U.S. domestic index-based ETFs, while MSCI dominates international index-based ETFs. In the equity risk analytics markets, MSCI’s Barra Equity Analytics (31% of revenue) has a 50% market share and is the clear market leader; as the closest competitor, FactSet/Northfield has 13% market share. In multi asset class risk analytics (8% of company revenue), MSCI has an estimated 18% market share, behind the number-one player, Risk Metrics, which has over 80% market share.

From a balance sheet and business model perspective, MSCI has an attractive subscription-based model. The company also has high client retention and high incremental returns as shown by around 45% EBITDA (earnings before interest, taxes, depreciation, and amortization) margins in 2008. The company has strong cash flow generation capability and a strong balance sheet. MSCI generates free cash flow above net income due to its subscription-based model and low capital requirements. We currently believe the company has the potential to generate returns on capital well above its cost of capital because we expect its operating margins to improve over our investment horizon as MSCI benefits from high incremental returns. A good portion of its marginal cost is related to the cost of selling the product, which is generally recognized in the first year of a subscription. MSCI is led by a management team with a strong history at the company and at the Barra division. We like the management’s entrepreneurial style and long-term focus. They also champion vested ownership, as insiders own around 2.7% of the shares, including CEO Henry Fernandez, who has a meaningful stake in the business.

We also believe the company has several secular growth drivers that we estimate may result in double-digit revenue and a higher cash flow growth over our long-term investment horizon. These structural and secular drivers, from an industry perspective, are driven by growth of the asset management industry, international investing, and passive investment management, as well as increased use of risk management. From a company perspective, we believe revenue growth will be driven by the following factors: (1) new client growth; (2) cross-selling existing clients; (3) up-selling existing clients; (4) introduction of new products; (5) pricing increases; and (6) acquisitions.

At the time of our purchase, we believed the macro concerns regarding the financial markets and MSCI’s customers had created a long-term buying opportunity for us, where we believed the stock price was well below our estimate of the company’s intrinsic value, creating a margin of safety. We also believed the company had low embedded expectations versus our own key long-term assumptions in growth, margins and returns.

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PORTFOLIO MANAGER COMMENTARY continued

SEI Investments is a leading global provider of investment and fund processing management and operations for financial clients. The company was founded in 1968, focusing on loan-based computer simulations for bank loan officers, and has grown organically throughout the years. SEI held its IPO in 1981, and now provides three major services of investment processing, investment management and fund processing in five segments. As of December 31, 2008, SEI administered $379.6 billion in assets under management (AUM) and managed $134.3 billion in AUM. SEI’s focused strategy of providing full outsourcing solutions result in high client-switching costs and barriers to entry for competition. SEI also benefits from its brand, client relationships, and innovative management team. The company has operated for over 40 years, and its understanding of client needs and long-term focus have positioned it well. Once a company becomes SEI’s client, the switching costs to another provider are high as the services and products SEI offers become an essential part of the customer’s overall business. In fact, SEI’s client retention rate runs above 90%.

SEI has secular and sustainable growth drivers, as the company is in very large and growing markets that are still under-penetrated. Ultimately, continued adoption of outsourced solutions for its core financial service will drive the company’s growth, in our opinion. We believe that each of SEI’s segments provides for large and growing markets because SEI’s current penetration level relative to the addressable market is small (estimated to be less than 10%). In addition, SEI may also benefit from financial market appreciation in the long-term, in our opinion, as around 75% of its revenue is linked to AUM.

We believe the company has the potential to grow its revenue at double-digit rates—and free cash flow at a faster clip than revenue—as the company expands its margins. SEI has leading market share within its targets areas for each of its segments. It is focusing its business on those clients who are looking to fully outsource solutions. SEI has a very attractive financial model and balance sheet. We believe the company will continue to attain high free cash flow growth, margins, and returns on capital that are well above its cost of capital. We expect the returns to improve over current levels, which are depressed due to revenue and margins impacted by financial market declines and large investments in its global wealth platform. SEI has high visibility, with around 85% of revenue recurring in nature. The balance sheet is strong, with little debt. We believe SEI has an excellent management team, with a long tenure (top key executives average over 20+ years), vested ownership (25% ownership), a long-term vision, strong business strategy, and a history of returning excess capital to shareholders. In fact, very few management teams have the long-term focus that this team has, anticipating client needs and willing to invest with a 10-year horizon.

Given the recent uncertainty in the financial markets, and lower company margins due to the significant investments in the global wealth platform, and negative sentiment surrounding the company, the company’s shares are trading at a significant discount to

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PORTFOLIO MANAGER COMMENTARY continued

our estimate of their intrinsic value. This created a buying opportunity for us. I took an initial position in SEI Investments during the second quarter 2009 and increased our holdings during the third quarter. SEI Investments has been an important contributor to results during this fiscal year.

Contributors to performance

Like last fiscal year, the fund’s outperformance relative to the Russell 1000 Growth during the period was mostly driven by stock selection, especially in the Consumer Discretionary and Health Care sectors. In Consumer Discretionary, the fund’s position in Blue Nile, purchased in early 2008, was a top contributor along with the fund’s long-time position in Amazon. In Health Care, the major contributors were Bristol-Myers Squibb and Biogen Idec. The fund’s long-time positions in Google and Visa in the Information Technology sector were also major contributors, along with FactSet Research, which was purchased in early 2008. The portfolio’s new position this year in MSCI in the Financials sector was another important contributor. American Express in Financials and QUALCOMM and Oracle in Information Technology were also top contributors.

Detractors from performance

Major detractors in order were ConocoPhillips, Medtronic, Marsh & McLennan and Legg Mason. I added to the Legg Mason position, maintained holdings in Medtronic and March & McLennan and trimmed the position in ConocoPhillips.

I would like to highlight Legg Mason among the underperforming investments to explain why we still like its long-term prospects and why we added to the fund’s holdings.

At Legg Mason, recent performance issues at some of its major equity and fixed income managers and resulting outflows for its products, coupled with the company’s exposure to structured investment vehicles (SIVs) in liquidity funds, weighed down its stock. We increased our position, as we believe the issues facing the company are temporary rather than structural. The empirical data shows that even the best managers in terms of track records underperform their peers from time to time, sometimes for a prolonged period. Historically, this usually results in outflows. We believe this recent negative backdrop created a great investment opportunity in this franchise. As of September 30, 2009, Legg Mason is one of the largest independent asset managers in the world, by assets under management (AUM). Legg Mason has a collection of strong brands across a variety of asset classes. We currently believe Legg Mason is a company with significant competitive advantages in a structurally attractive industry in terms of margins and returns on capital. The first big differentiator and source of competitive advantage for the company is its culture, which encourages a focus on independent investment processes and long-term results, which we believe are the key drivers for long-term above average investment performance. This has also been a key driver for the company’s ability to attract good investment talent and distinguished investment organizations through acquisitions. Second, the company institutionalized processes and incentive structures for a long-term sustainable investment organization, which we believe is a key element in a human

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PORTFOLIO MANAGER COMMENTARY continued

capital-intensive business. Lastly, the company has built scale and a distribution footprint that would be difficult to replicate successfully. We believe the key drivers for growth for the company are expanded distribution capabilities, building a global footprint, alternative investments and leveraging of current investment expertise through expanding and growing into institutional and retail channels. The company currently has a strong balance sheet and cash flow generation capabilities. The managers are strong operators and have extensive tenure with the company, with a focus on long-term value creation. Lastly, we believe the current embedded expectations are too pessimistic versus our own key assumptions in growth, margins and returns. Therefore, we believe the business is selling at a discount to our estimated intrinsic value.

Portfolio management outlook

Our investment process is guided by my steadfast commitment to the long-term. A byproduct of such a process and philosophy has been a relatively low portfolio turnover ratio, even though the fund does not have a stated goal of maintaining a specified level of portfolio turnover. At the end of this fiscal year, the portfolio turnover ratio was 26%, a lower turnover than last year when I sought to take advantage of bargains in the market and extreme volatility. Between June 30, 2006, when I became the portfolio manager of the fund, and September 30, 2009, the estimated annualized portfolio turnover was 29.5%. While shifting market conditions may warrant additional portfolio transactions and a higher turnover ratio, we remain committed to a philosophy of investing for the long-term. I thank you for your investment in Evergreen Omega Fund.

Aziz V. Hamzaogullari, CFA

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

12

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2009 to September 30, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	4/1/2009	9/30/2009	During Period*

Actual
Class A	$1,000.00	$1,303.99	$ 8.14
Class B	$1,000.00	$1,298.99	$12.45
Class C	$1,000.00	$1,299.26	$12.45
Class I	$1,000.00	$1,305.64	$ 6.70
Class R	$1,000.00	$1,302.27	$ 9.64
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,018.00	$ 7.13
Class B	$1,000.00	$1,014.24	$10.91
Class C	$1,000.00	$1,014.24	$10.91
Class I	$1,000.00	$1,019.25	$ 5.87
Class R	$1,000.00	$1,016.70	$ 8.44

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.41% for Class A, 2.16% for Class B, 2.16% for Class C, 1.16% for Class I and 1.67% for Class R), multiplied by the average account value over the period, multiplied by 183 / 365 days.

13

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS A	2009	2008	2007	2006	2005

Net asset value, beginning of period	$27.26	$31.44	$25.60	$25.54	$23.00

Income from investment operations
Net investment income (loss)	0.18 [1]	0.05 [1]	(0.11)[1]	(0.15)[1]	(0.12)[1]
Net realized and unrealized gains or losses on investments	1.00	(4.23)	5.95	0.21	2.66

Total from investment operations	1.18	(4.18)	5.84	0.06	2.54

Net asset value, end of period	$28.44	$27.26	$31.44	$25.60	$25.54

Total return[2]	4.33%	(13.30)%	22.81%	0.23%	11.04%

Ratios and supplemental data
Net assets, end of period (thousands)	$460,082	$465,952	$595,296	$520,421	$449,639
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.39%	1.37%	1.40%	1.42%	1.44%
Expenses excluding waivers/reimbursements and expense reductions	1.48%	1.44%	1.46%	1.51%	1.48%
Net investment income (loss)	0.79%	0.16%	(0.38)%	(0.57)%	(0.49)%
Portfolio turnover rate	26%	44%	23%	128%	134%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

14

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS B	2009	2008	2007	2006	2005

Net asset value, beginning of period	$23.62	$27.45	$22.51	$22.62	$20.51

Income from investment operations
Net investment income (loss)	0.02 [1]	(0.15)[1]	(0.27)[1]	(0.29)[1]	(0.25)[1]
Net realized and unrealized gains or losses on investments	0.82	(3.68)	5.21	0.18	2.36

Total from investment operations	0.84	(3.83)	4.94	(0.11)	2.11

Net asset value, end of period	$24.46	$23.62	$27.45	$22.51	$22.62

Total return[2]	3.56%	(13.95)%	21.95%	(0.49)%	10.29%

Ratios and supplemental data
Net assets, end of period (thousands)	$51,984	$85,008	$183,129	$311,011	$437,122
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.13%	2.11%	2.11%	2.12%	2.14%
Expenses excluding waivers/reimbursements and expense reductions	2.22%	2.16%	2.15%	2.21%	2.18%
Net investment income (loss)	0.10%	(0.61)%	(1.08)%	(1.27)%	(1.17)%
Portfolio turnover rate	26%	44%	23%	128%	134%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

15

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS C	2009	2008	2007	2006	2005

Net asset value, beginning of period	$23.69	$27.52	$22.57	$22.67	$20.57

Income from investment operations
Net investment income (loss)	0 [1]	(0.15)[1]	(0.27)[1]	(0.29)[1]	(0.25)[1]
Net realized and unrealized gains or losses on investments	0.84	(3.68)	5.22	0.19	2.35

Total from investment operations	0.84	(3.83)	4.95	(0.10)	2.10

Net asset value, end of period	$24.53	$23.69	$27.52	$22.57	$22.67

Total return[2]	3.55%	(13.92)%	21.93%	(0.44)%	10.21%

Ratios and supplemental data
Net assets, end of period (thousands)	$43,806	$40,829	$54,982	$64,042	$92,223
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.14%	2.11%	2.11%	2.12%	2.14%
Expenses excluding waivers/reimbursements and expense reductions	2.23%	2.16%	2.15%	2.21%	2.18%
Net investment income (loss)	0.02%	(0.58)%	(1.09)%	(1.27)%	(1.15)%
Portfolio turnover rate	26%	44%	23%	128%	134%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

16

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS I	2009	2008	2007	2006	2005

Net asset value, beginning of period	$28.10	$32.32	$26.25	$26.10	$23.44

Income from investment operations
Net investment income (loss)	0.24 [1]	0.13 [1]	(0.03)[1]	(0.08)[1]	(0.04)[1]
Net realized and unrealized gains or losses on investments	1.05	(4.35)	6.10	0.23	2.70

Total from investment operations	1.29	(4.22)	6.07	0.15	2.66

Net asset value, end of period	$29.39	$28.10	$32.32	$26.25	$26.10

Total return	4.59%	(13.06)%	23.12%	0.57%	11.35%

Ratios and supplemental data
Net assets, end of period (thousands)	$32,437	$23,910	$16,503	$16,344	$10,526
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.14%	1.12%	1.11%	1.12%	1.14%
Expenses excluding waivers/reimbursements and expense reductions	1.23%	1.17%	1.15%	1.21%	1.18%
Net investment income (loss)	1.00%	0.42%	(0.09)%	(0.30)%	(0.15)%
Portfolio turnover rate	26%	44%	23%	128%	134%

1	Per share amount is based on average shares outstanding during the period.

See Notes to Financial Statements

17

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS R	2009	2008	2007	2006	2005

Net asset value, beginning of period	$26.99	$31.20	$25.47	$25.46	$22.97

Income from investment operations
Net investment income (loss)	0.08 [1]	(0.02)[1]	(0.14)[1]	(0.19)[1]	(0.24)[1]
Net realized and unrealized gains or losses on investments	1.02	(4.19)	5.87	0.20	2.73

Total from investment operations	1.10	(4.21)	5.73	0.01	2.49

Net asset value, end of period	$28.09	$26.99	$31.20	$25.47	$25.46

Total return	4.08%	(13.49)%	22.50%	0.04%	10.84%

Ratios and supplemental data
Net assets, end of period (thousands)	$838	$84	$63	$445	$385
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.67%	1.61%	1.61%	1.62%	1.63%
Expenses excluding waivers/reimbursements and expense reductions	1.76%	1.66%	1.65%	1.71%	1.67%
Net investment income (loss)	0.35%	(0.08)%	(0.53)%	(0.75)%	(0.98)%
Portfolio turnover rate	26%	44%	23%	128%	134%

1	Per share amount is based on average shares outstanding during the period.

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS

September 30, 2009

	Shares	Value

COMMON STOCKS 99.0%
CONSUMER DISCRETIONARY 17.1%
Internet & Catalog Retail 11.1%
Amazon.com, Inc. * ρ	366,429	$34,209,811
Blue Nile, Inc. * ρ	502,884	31,239,154

		65,448,965

Media 1.9%
Omnicom Group, Inc.	307,690	11,366,069

Multiline Retail 0.8%
Target Corp.	102,202	4,770,789

Specialty Retail 0.8%
Home Depot, Inc.	176,250	4,695,300

Textiles, Apparel & Luxury Goods 2.5%
Timberland Co., Class A *	1,049,950	14,615,304

CONSUMER STAPLES 5.9%
Beverages 0.9%
Coca-Cola Co.	95,139	5,108,965

Food Products 2.5%
McCormick & Co., Inc. ρ	438,750	14,891,175

Household Products 2.5%
Clorox Co.	168,919	9,935,815
Procter & Gamble Co.	78,792	4,563,633

		14,499,448

ENERGY 5.1%
Energy Equipment & Services 4.1%
Schlumberger, Ltd.	296,718	17,684,393
Weatherford International, Ltd. *	316,800	6,567,264

		24,251,657

Oil, Gas & Consumable Fuels 1.0%
Chevron Corp.	39,868	2,807,903
ConocoPhillips	61,692	2,786,011

		5,593,914

FINANCIALS 17.7%
Capital Markets 7.5%
Legg Mason, Inc. ρ	643,167	19,957,472
SEI Investments Co.	1,212,300	23,858,064

		43,815,536

Consumer Finance 7.1%
American Express Co.	368,000	12,475,200
Visa, Inc., Class A ρ	424,800	29,357,928

		41,833,128

See Notes to Financial Statements

19

SCHEDULE OF INVESTMENTS continued

September 30, 2009

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Diversified Financial Services 2.1%
MSCI, Inc., Class A *	419,100	$12,413,742

Insurance 1.0%
Marsh & McLennan Cos.	245,687	6,075,839

HEALTH CARE 18.2%
Biotechnology 7.0%
Amgen, Inc. *	246,206	14,828,987
Biogen Idec, Inc. *	522,763	26,409,987

		41,238,974

Health Care Equipment & Supplies 4.9%
Medtronic, Inc.	233,118	8,578,743
Zimmer Holdings, Inc. *	381,543	20,393,473

		28,972,216

Health Care Providers & Services 0.4%
WellPoint, Inc. *	52,407	2,481,995

Pharmaceuticals 5.9%
Bristol-Myers Squibb Co.	193,227	4,351,472
Merck & Co., Inc.	310,084	9,807,957
Novartis AG, ADR	410,763	20,694,240

		34,853,669

INDUSTRIALS 7.1%
Air Freight & Logistics 7.1%
Expeditors International of Washington, Inc. ρ	760,461	26,730,204
United Parcel Service, Inc., Class B	264,100	14,913,727

		41,643,931

INFORMATION TECHNOLOGY 27.9%
Communications Equipment 5.0%
Cisco Systems, Inc. *	503,315	11,848,035
QUALCOMM, Inc.	392,484	17,653,930

		29,501,965

Internet Software & Services 5.3%
Google, Inc., Class A *	62,435	30,958,395

IT Services 1.2%
Automatic Data Processing, Inc.	184,747	7,260,557

Semiconductors & Semiconductor Equipment 6.1%
Altera Corp.	1,314,074	26,951,658
Linear Technology Corp. ρ	321,600	8,885,808

		35,837,466

See Notes to Financial Statements

20

SCHEDULE OF INVESTMENTS continued

September 30, 2009

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Software 10.3%
FactSet Research Systems, Inc. ρ	404,500	$26,794,080
Microsoft Corp.	451,185	11,681,180
Oracle Corp.	1,076,631	22,436,990

		60,912,250

Total Common Stocks (cost $531,901,764)		583,041,249

SHORT-TERM INVESTMENTS 18.0%
MUTUAL FUND SHARES 18.0%
BGI Prime Money Market Fund, Premium Shares, 0.19% ρρ q	8,331	8,331
BlackRock Liquidity TempFund, Institutional Class, 0.22% ρρ q	24,611,851	24,611,851
Evergreen Institutional Money Market Fund, Class I, 0.13% ρρ q ø	72,541,558	72,541,558
Evergreen Institutional U.S. Government Money Market Fund, Class I, 0.01% q ø	5,404,013	5,404,013
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 0.16% ρρ q	3,672,013	3,672,013

Total Short-Term Investments (cost $106,237,766)		106,237,766

Total Investments (cost $638,139,530) 117.0%		689,279,015
Other Assets and Liabilities (17.0%)		(100,130,808)

Net Assets 100.0%		$589,148,207

*	Non-income producing security
ρ	All or a portion of this security is on loan.
q	Rate shown is the 7-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt

The following table shows the percent of total long-term investments by sector as of September 30, 2009:

Information Technology	28.3%
Health Care	18.4%
Financials	17.9%
Consumer Discretionary	17.3%
Industrials	7.1%
Consumer Staples	5.9%
Energy	5.1%

100.0%

See Notes to Financial Statements

21

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2009

Assets
Investments in unaffiliated issuers, at value (cost $560,193,959) including $98,320,419 of securities loaned	$611,333,444
Investments in affiliated issuers, at value (cost $77,945,571)	77,945,571

Total investments	689,279,015
Segregated cash	21,593
Receivable for Fund shares sold	867,593
Dividends receivable	583,265
Receivable for securities lending income	34,681
Prepaid expenses and other assets	33,204

Total assets	690,819,351

Liabilities
Payable for Fund shares redeemed	651,074
Payable for securities on loan	100,855,346
Advisory fee payable	8,428
Distribution Plan expenses payable	5,812
Due to other related parties	4,274
Trustees’ fees and expenses payable	40,243
Printing and postage expenses payable	69,687
Accrued expenses and other liabilities	36,280

Total liabilities	101,671,144

Net assets	$589,148,207

Net assets represented by
Paid-in capital	$968,731,716
Undistributed net investment income	3,259,162
Accumulated net realized losses on investments	(433,982,156)
Net unrealized gains on investments	51,139,485

Total net assets	$589,148,207

Net assets consists of
Class A	$460,082,301
Class B	51,983,915
Class C	43,806,409
Class I	32,437,260
Class R	838,322

Total net assets	$589,148,207

Shares outstanding (unlimited number of shares authorized)
Class A	16,176,446
Class B	2,125,219
Class C	1,785,969
Class I	1,103,744
Class R	29,842

Net asset value per share
Class A	$28.44
Class A — Offering price (based on sales charge of 5.75%)	$30.18
Class B	$24.46
Class C	$24.53
Class I	$29.39
Class R	$28.09

See Notes to Financial Statements

22

STATEMENT OF OPERATIONS

Year Ended September 30, 2009

Investment income
Dividends (net of foreign withholding taxes of $100,564)	$7,675,604
Securities lending	3,079,792
Income from affiliated issuers	16,586

Total investment income	10,771,982

Expenses
Advisory fee	2,571,350
Distribution Plan expenses
Class A	952,114
Class B	552,187
Class C	341,293
Class R	2,937
Administrative services fee	494,490
Transfer agent fees	2,630,324
Trustees’ fees and expenses	11,108
Printing and postage expenses	150,533
Custodian and accounting fees	111,259
Registration and filing fees	43,473
Professional fees	52,517
Other	10,161

Total expenses	7,923,746
Less: Expense reductions	(539)
Fee waivers	(453,797)

Net expenses	7,469,410

Net investment income	3,302,572

Net realized and unrealized gains or losses on investments
Net realized losses on securities in unaffiliated issuers	(37,534,588)
Net change in unrealized gains or losses on securities in unaffiliated issuers	47,129,070

Net realized and unrealized gains or losses on investments	9,594,482

Net increase in net assets resulting from operations	$12,897,054

See Notes to Financial Statements

23

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2009		2008

Operations
Net investment income (loss)		$3,302,572		$(98,735)
Net realized gains or losses on investments		(37,534,588)		53,154,751
Net change in unrealized gains or losses on investments		47,129,070		(158,872,973)

Net increase (decrease) in net assets resulting from operations		12,897,054		(105,816,957)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	1,147,772	27,740,191	657,857	19,173,347
Class B	181,477	3,496,619	185,447	4,672,471
Class C	412,479	8,601,221	135,707	3,398,754
Class I	448,507	11,306,125	437,971	12,749,066
Class R	102,631	2,415,251	1,441	40,346

		53,559,407		40,033,984

Automatic conversion of Class B shares to Class A shares
Class A	826,492	18,988,798	1,774,811	52,181,962
Class B	(957,225)	(18,988,798)	(2,038,327)	(52,181,962)

		0		0

Payment for shares redeemed
Class A	(2,889,525)	(65,971,047)	(4,277,673)	(124,234,805)
Class B	(697,389)	(13,569,375)	(1,220,607)	(30,910,292)
Class C	(350,181)	(6,917,725)	(410,037)	(10,349,294)
Class I	(195,688)	(4,830,031)	(97,637)	(2,902,103)
Class R	(75,911)	(1,804,408)	(341)	(9,490)

		(93,092,586)		(168,405,984)

Net decrease in net assets resulting from capital share transactions		(39,533,179)		(128,372,000)

Total decrease in net assets		(26,636,125)		(234,188,957)
Net assets
Beginning of period		615,784,332		849,973,289

End of period		$589,148,207		$615,784,332

Undistributed net investment income (loss)		$3,259,162		$(43,410)

See Notes to Financial Statements

24

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Omega Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Class I and Class R shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge, but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Effective after the close of business on June 30, 2009, Class B shares were closed to new accounts and additional purchases by existing shareholders. Class B shares are available for purchase only through (i) an exchange transaction in which Class B shares of another Evergreen fund are exchanged or (ii) the Fund’s dividend reinvestment program. Class B shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares had been held. Class C shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Class R shares are only available to participants in certain retirement plans and are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through November 24, 2009 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued

25

NOTES TO FINANCIAL STATEMENTS continued

at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting

26

NOTES TO FINANCIAL STATEMENTS continued

those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to expiration of capital loss carryovers. During the year ended September 30, 2009, the following amounts were reclassified:

Paid-in capital	$(7,956,060)
Accumulated net realized losses on investments	7,956,060

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.52% and declining to 0.41% as average daily net assets increase. For the year ended September 30, 2009, the advisory fee was equivalent to an annual rate of 0.52% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may have been deemed to control EIMC. If Wells Fargo was deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement was subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

27

NOTES TO FINANCIAL STATEMENTS continued

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect.

Shareholders approved the new advisory agreement between the Fund and EIMC on March 12, 2009.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended September 30, 2009, EIMC voluntarily waived its advisory fee in the amount of $453,797.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended September 30, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended September 30, 2009, the transfer agent fees were equivalent to an annual rate of 0.53% of the Fund’s average daily net assets.

Wachovia Bank NA, a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 5).

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended September 30, 2009, the Fund paid brokerage commissions of $10,256 to broker-dealers affiliated with Wells Fargo.

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for each of Class A shares and up to 1.00% of the average daily net assets for

28

NOTES TO FINANCIAL STATEMENTS continued

each of Class B, Class C and Class R shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class and the distribution fees for Class R shares are limited to 0.50% of the average daily net assets of Class R shares.

For the year ended September 30, 2009, EIS received $19,908 from the sale of Class A shares and $559, $135,835 and $1,655 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $130,933,416 and $168,864,476, respectively, for the year ended September 30, 2009.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of September 30, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$583,041,249	$0	$0	$583,041,249
Short-term investments	106,237,766	0	0	106,237,766

	$689,279,015	$0	$0	$689,279,015

Further details on the major security types listed above can be found in the Schedule of Investments.

During the year ended September 30, 2009, the Fund loaned securities to certain brokers and earned $3,079,792, net of $341,970 paid to Wachovia Global Securities Lending as the securities lending agent. At September 30, 2009, the value of securities on loan and the total value of collateral received for securities loaned (including segregated cash) amounted to $98,320,419 and $100,855,346, respectively.

29

NOTES TO FINANCIAL STATEMENTS continued

On September 30, 2009, the aggregate cost of securities for federal income tax purposes was $639,824,373. The gross unrealized appreciation and depreciation on securities based on tax cost was $93,820,689 and $44,366,047, respectively, with a net unrealized appreciation of $49,454,642.

As of September 30, 2009, the Fund had $400,398,111 in capital loss carryovers for federal income tax purposes with $196,908,105 expiring in 2010, $199,421,027 expiring in 2011 and $4,068,979 expiring in 2017. Certain portions of the capital loss carryovers of the Fund were assumed as a result of acquisitions. These losses are subject to certain limitations prescribed by the Internal Revenue Code.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of September 30, 2009, the Fund incurred and will elect to defer post-October losses of $31,899,202.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended September 30, 2009, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation	Capital Loss Carryovers and Post-October Losses	Temporary Book/Tax Differences

$3,301,484	$49,454,642	$432,297,313	$(42,322)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral

30

NOTES TO FINANCIAL STATEMENTS continued

accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%. During the year ended September 30, 2009, the Fund had no borrowings under this agreement.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and

31

NOTES TO FINANCIAL STATEMENTS continued

plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Omega Fund, a series of the Evergreen Equity Trust, as of September 30, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Omega Fund as of September 30, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 24, 2009

33

ADDITIONAL INFORMATION (unaudited)

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, as required by law, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. At an in person meeting on September 23-24, 2009, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Omega Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the Evergreen funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of their deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors are required to furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. Over the course of the year preceding their September 2009 meeting, the Trustees regularly reviewed information regarding the investment performance of all of the funds. As part of their ongoing review of investment performance, the Trustees monitored for changes in performance and for the results of any changes in a fund’s investment process or investment team. The Trustees paid particular attention to funds whose performance since September 2008 (when the Trustees completed their 2008 review of the funds’ investment advisory agreements) indicated short-term or longer-te rm performance issues and to funds that they had identified during their 2008 review process as having short- or longer-term performance issues.

In spring 2009, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Trustees would review as part of the 2009 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other areas of review and requested specific information as to those areas of review.

The Trustees formed small groups to review individual funds in greater detail. They reviewed, with the assistance of an independent industry consultant that they retained, the

34

ADDITIONAL INFORMATION (unaudited) continued

information that EIMC and Keil provided. In addition, the Trustees considered information regarding, among other things, the funds’ brokerage practices, the funds’ use of derivatives, analyst and research support available to the portfolio management teams, risk management practices, and certain fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

In December 2008 Wells Fargo & Company (“Wells Fargo”) acquired Wachovia Corporation (“Wachovia”), EIMC’s parent company. Wells Fargo and EIMC have taken steps to combine the operations of Wells Fargo’s investment management affiliates and EIMC during the past year and have proposed to the Trustees the combination of the mutual fund families managed by them. During the course of the year, and during their review, the Trustees requested and received information about Wells Fargo and its advisory and broker-dealer operations, the status of efforts to combine the Wells Fargo and Evergreen investment management operations, and the effects on the funds and on the services provided by EIMC and its affiliates to the funds. In their deliberations, the Trustees were mindful that it was possible that the proposed combination of the two fund families might be effected during the coming 12-month period.

The Committee met several times by telephone during the 2009 review process to consider the information provided to it. The Committee then met with representatives of EIMC and its affiliates, including Wells Fargo. In addition, during the course of their review, the Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC, and in meetings with independent legal counsel in multiple private sessions at which no personnel of EIMC were present. At a meeting of the full Board of Trustees held on September 23-24, 2009, the Committee reported the results of its discussions with EIMC. The full Board met with representatives of EIMC and its affiliates and engaged in further review of the materials provided to it, after which the independent Trustees and the full Board approved the continuation of each of the advisory and sub-advisory agreements.

The Trustees’ determination to approve the continuation of the advisory and sub-advisory agreements was based on a comprehensive evaluation of all of the information provided to them. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements for each of the funds as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

35

ADDITIONAL INFORMATION (unaudited) continued

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees met periodically during the course of the year. EIMC presented a wide variety of information at those meetings regarding the services it provides for the funds, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of the teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and ove rsight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2008. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new President of the funds, who also serves as President and Chief Operating Officer of EIMC, and a new Chief Investment Officer of EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

36

ADDITIONAL INFORMATION (unaudited) continued

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of fees paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. They considered that EIS, an affiliate of EIMC, would serve as distributor to the funds until January 3, 2010, and that Wells Fargo Funds Distributor, LLC, also an affiliate of EIMC, would serve as distributor to the funds beginning on January 4, 2010, and noted that the distributor receives fees from the funds for those services. The Trustees also considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC on behalf of the funds and brokerage commissions received by Wells Fargo Advisors, LLC (“Wells Fargo Advisors”) (formerly Wachovia Securities, LLC), an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted that the funds pay sub-transfer agency fees to various financial institutions, including Wells Fargo Advisors and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that the affiliate of EIMC that provides transfer agency services to the funds had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wells Fargo Advisors and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them and that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

The Trustees considered regulatory actions taken against EIMC or its affiliates in the past year, and on-going reviews of the operations of EIMC and its affiliates as they might affect the funds. They considered the findings of the regulators, the cooperation of EIMC and its affiliates with those regulators and with the Trustees in respect of those actions and reviews, and the remedial steps EIMC and its affiliates have taken in response. They also considered the scope and nature of on-going reviews being conducted by EIMC and its affiliates, and communications to the Trustees relating to those reviews.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team and the in-house research

37

ADDITIONAL INFORMATION (unaudited) continued

capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties.

The Trustees considered the managerial and financial resources available to EIMC and its affiliates and the commitment that the Evergreen/Wells Fargo organization has made to the funds generally. They considered assurances from representatives of Wells Fargo that the merger of Wells Fargo and Wachovia and the integration of those firms’ advisory and broker-dealer operations was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC provides to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high-quality services.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the independent Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds. They determined that the nature and scope of the services provided by EIMC were consistent with EIMC’s duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-, three-, five-, and ten-year periods ended December 31, 2008, the Fund’s Class A shares had outperformed the Fund’s benchmark index, the Russell 1000 Growth Index. The Trustees also noted that the Fund’s Class A shares’ performance was in the first quintile for the one- and three-year periods ended December 31, 2008, and in the second quintile for the five- and ten-year periods ended December 31, 2008, of the mutual funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and

38

ADDITIONAL INFORMATION (unaudited) continued

they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by most of the other mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. They reviewed the breakpoints in the Fund’s advisory fee structure, which operate generally to reduce the effective management fee rate of the Fund (as a percentage of Fund assets) as the Fund grows in size. They considered that, as a fund shrinks in size, breakpoints result in increasing fee levels. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on, among other things, the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability to EIMC of the services provided to any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

39

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

40

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; President and Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

41

563830 rv7 11/2009

Evergreen Small-Mid Growth Fund

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

2	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
10	ABOUT YOUR FUND’S EXPENSES
11	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
17	STATEMENT OF ASSETS AND LIABILITIES
18	STATEMENT OF OPERATIONS
19	STATEMENTS OF CHANGES IN NET ASSETS
20	NOTES TO FINANCIAL STATEMENTS
28	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
29	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

1

LETTER TO SHAREHOLDERS

November 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Small-Mid Growth Fund for the twelve-month period ended September 30, 2009 (the “period”).

Capital markets throughout the globe continued to experience extreme pressure during the period. Home prices fell and job losses persisted. The collapse of Lehman Brothers in September 2008 led to collateral damage in the ensuing weeks as venerable financial institutions both in the United States and Europe fell like dominos. Distrust prevailed, and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. In response, the Federal Reserve Board (the “Fed”), the U.S. Treasury, the Federal Deposit Insurance Corporation, and the Securities and Exchange Commission took a series of dramatic and innovative steps to help the economy and the financial markets emerge from this crisis. In October 2008, Congress rushed through a $700 billion rescue plan designed to address the capital inadequacy of banks. Meanwhile, in a further effort to re-stimulate lending activity, the Fed twice slashed the key fed funds rate in October 2008, bringing the influential overnight lending rate to just 1.00%. The Fed slashed rates again in December to near zero, where it stayed during the remainder of the period. Overseas, other major central banks also cut short-term rates to inject liquidity into the financial markets. At the same time, foreign governments took other measures to buttress financial institutions and forestall the possibility of a global recession.

Early in 2009, the fixed-income markets worried about deflation, as evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased with the $787 billion American Recovery and Reinvestment Act of 2009, signed into law in February. Yields climbed for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard, as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although stocks rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, as both issuance and performance improved. The price of oil surged in the second quarter of 2009, pulling most commodities higher, as the dollar weakened and gold gave back earlier gains. However, gold surged at the end of the fiscal year, and stocks finished a banner third quarter 2009, with all major market indexes climbing by approximately 15%, as investor sentiment was buoyed by signs of improvement in the economy and corporate

2

LETTER TO SHAREHOLDERS continued

earnings. In international markets, most major equity indexes doubled in the developing world from their lows of last year, while the market gains in developed economies have been somewhat more muted.

While recent data reflect an economy that is managing to climb from the depths reached in March, we question whether the fundamentals are in place for sustainable growth, given that economic reports continue to display data that is simply “less bad” than it was earlier in the fiscal year. Until we see stabilization in home prices and employment, it is unlikely that activity will exceed anything beyond what is considered to be “below potential” for any period of time.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s growth-oriented equity funds focused on managing risk and finding potential opportunities while maintaining the goal of seeking long-term capital appreciation. Managers of Evergreen Large Company Growth Fund and Evergreen Omega Fund focused on bottom-up, fundamental analysis in making individual stock selections. The management teams supervising Evergreen Mid Cap Growth Fund and Evergreen Small-Mid Growth Fund, meanwhile, sought out growing companies with strong fundamentals and reasonable valuations. At the same time, managers of Evergreen Growth Fund concentrated on opportunities among small cap growth companies with above-average earnings prospects and reasonable stock prices. The team supervising Evergreen Strategic Growth Fund, meanwhile, focused on large cap companies offering superior long-term growth potential.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy that seeks to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer
Evergreen Funds

3

FUND AT A GLANCE

as of September 30, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Managers:

Robert C. Junkin, CPA; Lori S. Evans; Julian J. Johnson

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2009.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 10/11/2005

	Class A	Class I
Class inception date	10/11/2005	10/11/2005

Nasdaq symbol	ESMGX	ESMIX

Average annual return*

1-year with sales charge	-5.76%	N/A

1-year w/o sales charge	0.00%	0.19%

Since portfolio inception	2.68%	4.46%

Maximum sales charge	5.75%	N/A
	Front-end

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A. Class I does not pay a 12b-1 fee.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower. Returns reflect expense limits previously in effect for Class A, without which returns for Class A would have been lower.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Small-Mid Growth Fund Class A shares versus a similar investment in the Russell 2500 Growth Index (Russell 2500 Growth) and the Consumer Price Index (CPI).

The Russell 2500 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of September 30, 2009, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 0.00% for the twelve-month period ended September 30, 2009, excluding any applicable sales charges. During the same period, the Russell 2500 Growth returned -3.08%.

The fund’s objective is to seek long-term capital growth.

Investment process

During the fiscal year ended September 30, 2009, the stock market experienced a roller-coaster ride, as the near collapse of the financial system caused a mass exodus from the market. The subsequent muted recovery, as the market limped into 2009, was then met with a substantial drop, culminating in a bottoming in March, which has since been followed by a massive recovery rally into September. Throughout this “Great Recession,” commodity prices plummeted, unemployment soared, and many banks failed. The governments of the world scrambled to cobble together stimulus packages to inject liquidity and support the floundering financial system. Numerous financial and non-financial companies received government bailouts to remain solvent. As we have progressed through 2009, signs of stabilization emerged, despite persistently high unemployment and a weak housing market.

The U.S. equity markets continued to rise throughout 2009 along with expectations that the deep recession could be bottoming. International indexes have maintained their upward trajectory from the first quarter. While investors continued to drive equity prices higher, consumers continued to retrench, as the unemployment picture remained cloudy. However, China’s growth became a bright spot globally as its stimulus efforts have lead to resurging economic expansion there. This growth helped drive demand for commodities worldwide. The price of oil and many other commodities have continued to move up. This, in turn, has driven up the prices of industrial, energy, and materials companies. Additionally, technology and financial stocks have rallied as well.

During the year, we lowered exposure to Industrials, Consumer Staples, Health Care, and Financials, while adding to the Information Technology, Energy, Consumer Discretionary, and Materials sectors. A portion of these changes was driven by a Russell 2500 Growth Index rebalance that took place in June of 2009. In Industrials, we eliminated JA Solar and Landstar Systems on weakening expectations for margins and earnings and Titan International on lowered growth in its end markets. We also removed Watson Wyatt on concerns about its exposure to the shrinking financial services business. Within the consumer area, we deleted Ralcorp Holdings and Warnaco in Consumer Staples and Consumer Discretionary, respectively. In Consumer Discretionary, the fund added new positions in O’Reilly Automotive, Guess? Inc. and PetSmart. Within Energy, we eliminated the fund’s holdings in Atwood Oceanics, Tesoro Corp., Ion Geophysical, Atlas Energy, and Cabot Oil & Gas in an effort to focus our investments on oil-focused producers. Regarding the Financials sector, we added asset manager Invesco and eliminated PrivateBancorp. In Health Care, we added clinical research leader Charles

6

PORTFOLIO MANAGER COMMENTARY continued

River Labs as well as Myriad Genetics and Shire Pharmaceuticals. We believe these companies offer sustainable growth prospects at reasonable valuations. In Information Technology, we added touch-screen leader Synaptics and networking player NetLogic Microsystems. Finally, we added consumer lawn product leader Scotts Miracle-Gro in the Materials sector.

Contributors to performance

The majority of the fund’s performance results in 2009 came from stock selection. Positive stock contributions came from Consumer Discretionary, Industrials, Energy, and Information Technology. Post-secondary education provider Capella Education and Priceline.com were two stocks that generated positive contributions during the period. Capella Education, a long-term holding, offered investors not only a perceived safe haven in the volatile market environment due to its sustainable growth characteristics and competitive advantages but also strong revenue and earnings growth. Priceline.com, a leader in Internet travel auctions, was a strong performer as the global economy began to recover and the consumer desire to travel returned. The Industrials sector performed, as its cyclically leveraged constituents benefited from the nascent global recovery, and several of our stock selections in the area outperformed substantially. Many of these companies have benefited from global exposure, with strong growth in end markets, in addition to the weak dollar. Global cable manufacturer, General Cable, led the recovery, as demand for its products expanded rapidly. One of the best-performing stocks in the sector was Corrections Corp. of America, an owner and manager of prisons and other correctional facilities throughout the United States. The company has been reporting better-than-forecasted revenues, operating margins, and earnings. In Energy, our overweight benefited the fund, as our strong stock performers, such as Southwest Energy, were beneficiaries of rising natural gas prices and new production. In addition, oil-focused Continental Resources was also an outperformer. Other strong stocks included Syntel, an information technology outsourcing company that beat expectations on both the top and bottom line. Lower pricing pressure and tighter cost controls contributed to the strong results. Continued strength in the core outsourcing business and increased margins led to a significant increase in forward guidance. Communications equipment manufacturer F5 Networks saw its shares rise after it continued to report strong earnings results, as expected, but with higher margins due to reduced costs. Management indicated that new business closure rates have improved during the year, creating potential for further margin expansion. F5 continues to hold a dominant position in the application delivery controller market, especially on the high end, and the fund maintained its position in the shares. Quality Systems, a health care information systems provider, benefitted from solid earnings and the prospect of new business from efforts to reform the health care system.

Detractors from performance

The worst detractors from performance in the fiscal year were the fund’s stock selections in the Health Care, Financials, and Telecommunication Services sectors. In Health Care,

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PORTFOLIO MANAGER COMMENTARY continued

some of the fund’s underperformance was due to lack of exposure to small biotech companies, many of which rose strongly during the recovery rally. Psychiatric Solutions reported disappointing earnings and disclosed an investigation into one of its facilities. We have since sold the stock. OSI Pharmaceuticals disclosed new data about its lead drug Tarceva at the American Society of Clinical Onclogy recently. The data was positive for Tarceva’s use in certain cancer treatment regimens but was perceived as disappointing by the investment community. In Financials, Private Bancorp suffered dramatically as the financial crisis unfolded. Due to our concerns about the small financial services provider’s exposure to the commercial real estate market, we eliminated our position. Finally, in the Telecommunication Services sector, NII Holdings, a Latin American wireless service provider, experienced difficult operating conditions during the global recession. We now believe that growth in Latin America has resumed and the company may benefit going forward.

Portfolio management outlook

Despite the strong market moves seen over the past six months, we currently expect the positive momentum to decelerate over the next several months. Pent-up demand due to excess cash levels and risk aversion appear to have been put to work in anticipation of an inventory re-build, driving economic growth in the second half of 2009. Market moves based on economic data that is “less bad” than it had typically been may prove to be of short duration. Based on fundamentals, such as historically low interest rates and inflation as well as historically high cash levels in investment portfolios and on corporate balance sheets, we don’t see the market dropping to previous crisis-induced levels. The Fall is historically a more challenging period for the market in general, and considering the rapid appreciation of the global markets, a pause, however brief, may unfold in the short-term. We believe there are positives developing on the earnings horizon and that next year will likely show gains, but that remains to be seen. Given the uncertainties surrounding home prices, distressed assets on bank balance sheets, unemployment, federal spending, credit availability, and auto bankruptcies, a volatile market environment is expected to continue for the remainder of 2009. We continue to emphasize companies with good growth potential, strong cash flow generation, and attractive valuation.

We believe today’s environment has created attractive opportunities for the long-term investor, and we believe we are currently positioned to take advantage of the potential growth and valuation opportunities across several sectors. We continue to seek strong companies in the more cyclical areas, including Information Technology, Energy, Consumer Discretionary, and Industrials. We have been focusing our research on companies with strong franchise and global growth components, as these characteristics, in conjunction with attractive valuations, historically have yielded solid potential additions to the portfolio. Consumer Staples, a typically defensive sector, appears to be widely owned and at risk for earnings disappointments due to weakening demand

8

PORTFOLIO MANAGER COMMENTARY continued

coupled with high expectations. Overall, we view the risk-reward as negatively skewed in this sector for investors with a one- to two-year horizon, and presently we are positioning the fund accordingly.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

9

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2009 to September 30, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	4/1/2009	9/30/2009	During Period*

Actual
Class A	$1,000.00	$1,330.00	$7.13
Class I	$1,000.00	$1,332.92	$5.67
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,018.95	$6.17
Class I	$1,000.00	$1,020.21	$4.91

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.22% for Class A and 0.97% for Class I), multiplied by the average account value over the period, multiplied by 183 / 365 days.

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS A	2009	2008	2007	2006[1]

Net asset value, beginning of period	$10.64	$14.73	$11.53	$10.00

Income from investment operations
Net investment loss	(0.05)	(0.08)	(0.11)[2]	(0.05)
Net realized and unrealized gains or losses on investments	0.05	(2.59)	3.31	1.58

Total from investment operations	0	(2.67)	3.20	1.53

Distributions to shareholders from
Net realized gains	0	(1.36)	0	0
Tax basis return of capital	0	(0.06)	0	0

Total distributions to shareholders	0	(1.42)	0	0

Net asset value, end of period	$10.64	$10.64	$14.73	$11.53

Total return[3]	0.00%	(20.01)%	27.75%	15.30%

Ratios and supplemental data
Net assets, end of period (thousands)	$24,441	$26,497	$45,706	$3
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.22%	1.18%	1.17%	1.18%[4,5]
Expenses excluding waivers/reimbursements and expense reductions	1.69%	1.33%	1.28%	1.99%[4]
Net investment loss	(0.55)%	(0.48)%	(0.79)%	(0.66)%[4]
Portfolio turnover rate	69%	129%	192%	132%

1	For the period from October 11, 2005 (commencement of class operations), to September 30, 2006.
2	Per share amount is based on average shares outstanding during the period.
3	Excluding applicable sales charges
4	Annualized
5	Including the expense reductions, the ratio would be 1.17%.

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS I	2009	2008	2007	2006[1]

Net asset value, beginning of period	$10.71	$14.77	$11.54	$10.00

Income from investment operations
Net investment loss	(0.04)	(0.03)[2]	(0.06)[2]	(0.02)
Net realized and unrealized gains or losses on investments	0.06	(2.61)	3.30	1.56

Total from investment operations	0.02	(2.64)	3.24	1.54

Distributions to shareholders from
Net investment income	0	0	(0.01)	0
Net realized gains	0	(1.36)	0	0
Tax basis return of capital	0	(0.06)	0	0

Total distributions to shareholders	0	(1.42)	(0.01)	0

Net asset value, end of period	$10.73	$10.71	$14.77	$11.54

Total return	0.19%	(19.72)%	28.11%	15.40%

Ratios and supplemental data
Net assets, end of period (thousands)	$24,710	$17,489	$140,931	$22,429
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.97%	0.92%	0.92%	0.93%[3,4]
Expenses excluding waivers/reimbursements and expense reductions	1.44%	1.04%	0.98%	1.74%[3]
Net investment loss	(0.35)%	(0.27)%	(0.42)%	(0.37)%[3]
Portfolio turnover rate	69%	129%	192%	132%

1	For the period from October 11, 2005 (commencement of class operations), to September 30, 2006.
2	Per share amount is based on average shares outstanding during the period.
3	Annualized
4	Including the expense reductions, the ratio would be 0.92%

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS

September 30, 2009

	Shares	Value

COMMON STOCKS 96.2%
CONSUMER DISCRETIONARY 20.4%
Diversified Consumer Services 4.2%
Capella Education Co. *	17,357	$1,168,821
Strayer Education, Inc.	4,100	892,488

		2,061,309

Hotels, Restaurants & Leisure 3.7%
Buffalo Wild Wings, Inc. * ρ	25,948	1,079,696
Penn National Gaming, Inc. *	26,100	721,926

		1,801,622

Internet & Catalog Retail 1.8%
priceline.com, Inc. *	5,500	912,010

Specialty Retail 8.2%
Aeropostale, Inc. *	24,900	1,082,403
GameStop Corp., Class A *	20,000	529,400
Guess?, Inc.	27,200	1,007,488
O’Reilly Automotive, Inc. *	17,000	614,380
PetSmart, Inc.	35,700	776,475

		4,010,146

Textiles, Apparel & Luxury Goods 2.5%
Hanesbrands, Inc. *	57,400	1,228,360

CONSUMER STAPLES 3.1%
Food Products 0.9%
Hain Celestial Group, Inc. *	23,400	448,578

Personal Products 2.2%
Alberto-Culver Co.	39,500	1,093,360

ENERGY 6.5%
Oil, Gas & Consumable Fuels 6.5%
Continental Resources, Inc. *	31,400	1,229,938
Denbury Resources, Inc. *	52,177	789,438
Southwestern Energy Co. *	28,156	1,201,698

		3,221,074

FINANCIALS 3.6%
Capital Markets 1.8%
INVESCO, Ltd.	37,600	855,776

Commercial Banks 0.5%
Associated Banc-Corp.	23,100	263,802

Thrifts & Mortgage Finance 1.3%
NewAlliance Bancshares, Inc.	59,800	639,860

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

September 30, 2009

	Shares	Value

COMMON STOCKS continued
HEALTH CARE 17.0%
Biotechnology 5.0%
Alexion Pharmaceuticals, Inc. *	17,300	$770,542
Cephalon, Inc. *	18,240	1,062,298
Myriad Genetics, Inc. *	23,000	630,200

		2,463,040

Health Care Equipment & Supplies 1.9%
ResMed, Inc. *	20,400	922,080

Life Sciences Tools & Services 7.9%
AMAG Pharmaceuticals, Inc. *	20,400	891,072
Charles River Laboratories International, Inc. *	20,200	746,996
Life Technologies Corp. *	25,200	1,173,060
Qiagen NV *	49,200	1,046,976

		3,858,104

Pharmaceuticals 2.2%
Shire, Ltd., ADS	21,000	1,098,090

INDUSTRIALS 13.1%
Commercial Services & Supplies 2.1%
Corrections Corporation of America *	46,300	1,048,695

Electrical Equipment 6.2%
EnerSys, Inc. *	51,300	1,134,756
General Cable Corp. *	24,300	951,345
Roper Industries, Inc.	18,940	965,561

		3,051,662

Machinery 1.4%
Wabtec	18,300	686,799

Professional Services 1.5%
FTI Consulting, Inc. *	16,938	721,728

Trading Companies & Distributors 1.9%
MSC Industrial Direct Co., Class A	21,125	920,628

INFORMATION TECHNOLOGY 24.9%
Communications Equipment 4.9%
F5 Networks, Inc. *	31,557	1,250,604
NICE-Systems, Ltd., ADS *	38,108	1,160,007

		2,410,611

Computers & Peripherals 1.2%
Synaptics, Inc. * ρ	22,500	567,000

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

September 30, 2009

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Electronic Equipment, Instruments & Components 3.9%
Flir Systems, Inc. *	34,000	$950,980
Itron, Inc. *	15,332	983,395

		1,934,375

Internet Software & Services 1.7%
VistaPrint, Ltd. * ρ	16,800	852,600

IT Services 3.6%
Syntel, Inc. ρ	36,969	1,764,530

Semiconductors & Semiconductor Equipment 7.3%
Monolithic Power Systems, Inc. *	40,894	958,964
NetLogic Microsystems, Inc. *	29,100	1,309,500
Power Integrations, Inc. *	39,300	1,309,869

		3,578,333

Software 2.3%
Ansys, Inc. *	30,700	1,150,329

MATERIALS 4.7%
Chemicals 3.8%
CF Industries Holdings, Inc.	10,900	939,907
Scotts Miracle-Gro Co., Class A	21,900	940,605

		1,880,512

Metals & Mining 0.9%
Steel Dynamics, Inc.	28,600	438,724

TELECOMMUNICATION SERVICES 2.9%
Wireless Telecommunication Services 2.9%
NII Holdings, Inc. *	24,500	737,919
Syniverse Holdings, Inc. *	38,400	672,000

		1,409,919

Total Common Stocks (cost $39,973,522)		47,293,656

EXCHANGE TRADED FUND 0.1%
iShares Russell 2000 Growth Index Fund (cost $36,806)	747	48,936

SHORT-TERM INVESTMENTS 7.8%
MUTUAL FUND SHARES 7.8%
BGI Prime Money Market Fund, Premium Shares, 0.19% q ρρ	220	220
BlackRock Liquidity TempFund, Institutional Class, 0.22% q ρρ	648,547	648,547
Evergreen Institutional Money Market Fund, Class I, 0.13% q ρρ ø	3,064,022	3,064,022
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 0.16% q ρρ	96,762	96,762

Total Short-Term Investments (cost $3,809,551)		3,809,551

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

September 30, 2009

Value

Total Investments (cost $43,819,879) 104.1%	$51,152,143
Other Assets and Liabilities (4.1%)	(2,000,365)

Net Assets 100.0%	$49,151,778

*	Non-income producing security
ρ	All or a portion of this security is on loan.
q	Rate shown is the 7-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADS	American Depository Shares

The following table shows the percent of total long-term investments by sector as of September 30, 2009:

Information Technology	25.9%
Consumer Discretionary	21.1%
Health Care	17.6%
Industrials	13.6%
Energy	6.8%
Materials	4.9%
Financials	3.7%
Consumer Staples	3.3%
Telecommunication Services	3.0%
Other	0.1%

100.0%

See Notes to Financial Statements

16

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2009

Assets
Investments in unaffiliated issuers, at value (cost $40,755,857) including $2,783,663 of securities loaned	$48,088,121
Investments in affiliated issuers, at value (cost $3,064,022)	3,064,022

Total investments	51,152,143
Receivable for securities sold	1,484,093
Receivable for Fund shares sold	133,591
Dividends receivable	5,958
Receivable for securities lending income	9,306
Prepaid expenses and other assets	18,278

Total assets	52,803,369

Liabilities
Payable for securities purchased	737,919
Payable for Fund shares redeemed	21,195
Payable for securities on loan	2,874,361
Advisory fee payable	636
Distribution Plan expenses payable	167
Due to other related parties	1,011
Accrued expenses and other liabilities	16,302

Total liabilities	3,651,591

Net assets	$49,151,778

Net assets represented by
Paid-in capital	$51,724,600
Undistributed net investment loss	(539)
Accumulated net realized losses on investments	(9,904,547)
Net unrealized gains on investments	7,332,264

Total net assets	$49,151,778

Net assets consists of
Class A	$24,441,473
Class I	24,710,305

Total net assets	$49,151,778

Shares outstanding (unlimited number of shares authorized)
Class A	2,297,597
Class I	2,302,477

Net asset value per share
Class A	$10.64
Class A — Offering price (based on sales charge of 5.75%)	$11.29
Class I	$10.73

See Notes to Financial Statements

17

STATEMENT OF OPERATIONS

Year Ended September 30, 2009

Investment income
Dividends	$157,399
Securities lending	64,884
Income from affiliated issuers	16,617

Total investment income	238,900

Expenses
Advisory fee	258,278
Distribution Plan expenses	49,597
Administrative services fee	36,897
Transfer agent fees	126,669
Trustees’ fees and expenses	1,020
Printing and postage expenses	21,590
Custodian and accounting fees	16,065
Registration and filing fees	44,353
Professional fees	25,423
Other	2,061

Total expenses	581,953
Less: Expense reductions	(41)
Fee waivers	(174,415)

Net expenses	407,497

Net investment loss	(168,597)

Net realized and unrealized gains or losses on investments
Net realized losses on securities in unaffiliated issuers	(8,924,992)
Net change in unrealized gains or losses on securities in unaffiliated issuers	10,080,296

Net realized and unrealized gains or losses on investments	1,155,304

Net increase in net assets resulting from operations	$986,707

See Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2009		2008

Operations
Net investment loss		$(168,597)		$(431,682)
Net realized gains or losses on investments		(8,924,992)		1,925,332
Net change in unrealized gains or losses on investments		10,080,296		(23,866,131)

Net increase (decrease) in net assets resulting from operations		986,707		(22,372,481)

Distributions to shareholders from
Net realized gains
Class A		0		(4,210,289)
Class I		0		(14,249,012)
Tax basis return of capital
Class A		0		(68,740)
Class I		0		(174,955)

Total distributions to shareholders		0		(18,702,996)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	338,880	3,116,497	159,103	2,085,642
Class I	1,457,647	12,523,625	3,137,908	41,105,310

		15,640,122		43,190,952

Net asset value of shares issued in reinvestment of distributions
Class A	0	0	320,456	4,246,043
Class I	0	0	974,366	12,949,320

		0		17,195,363

Payment for shares redeemed
Class A	(531,015)	(4,498,432)	(1,092,637)	(13,550,494)
Class I	(788,731)	(6,962,493)	(12,020,039)	(148,410,747)

		(11,460,925)		(161,961,241)

Net increase (decrease) in net assets resulting from capital share transactions		4,179,197		(101,574,926)

Total increase (decrease) in net assets		5,165,904		(142,650,403)
Net assets
Beginning of period		43,985,874		186,636,277

End of period		$49,151,778		$43,985,874

Undistributed net investment loss		$(539)		$(427)

See Notes to Financial Statements

19

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Small-Mid Growth Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Class A shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through November 24, 2009 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for

20

NOTES TO FINANCIAL STATEMENTS continued

certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date.

e. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

21

NOTES TO FINANCIAL STATEMENTS continued

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses and partnership investments. During the year ended September 30, 2009, the following amounts were reclassified:

Paid-in capital	$(194,141)
Undistributed net investment loss	168,485
Accumulated net realized losses on investments	25,656

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.70% and declining to 0.65% as average daily net assets increase. For the year ended September 30, 2009, the advisory fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may have been deemed to control EIMC. If Wells Fargo was deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement was subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect.

22

NOTES TO FINANCIAL STATEMENTS continued

Shareholders approved the new advisory agreement between the Fund and EIMC on February 12, 2009.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended September 30, 2009, EIMC voluntarily waived its advisory fee in the amount of $174,415.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended September 30, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended September 30, 2009, the transfer agent fees were equivalent to an annual rate of 0.34% of the Fund’s average daily net assets.

Wachovia Bank NA, a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 5).

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended September 30, 2009, the Fund paid brokerage commissions of $3,405 to broker-dealers affiliated with Wells Fargo.

4. DISTRIBUTION PLAN

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class A shares. Under the Distribution Plan, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the year ended September 30, 2009, EIS received $3,460 from the sale of Class A shares and $63 in contingent deferred sales charges from redemptions of Class A shares.

23

NOTES TO FINANCIAL STATEMENTS continued

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $30,012,075 and $24,992,146, respectively, for the year ended September 30, 2009.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of September 30, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$47,293,656	$0	$0	$47,293,656
Other	48,936	0	0	48,936
Short-term investments	3,809,551	0	0	3,809,551

	$51,152,143	$0	$0	$51,152,143

Further details on the major security types listed above can be found in the Schedule of Investments.

During the year ended September 30, 2009, the Fund loaned securities to certain brokers and earned $64,884, net of $7,082 paid to Wachovia Global Securities Lending as the securities lending agent. At September 30, 2009, the value of securities on loan and the total value of collateral received for securities loaned amounted to $2,783,663 and $2,874,361, respectively.

On September 30, 2009, the aggregate cost of securities for federal income tax purposes was $44,892,896. The gross unrealized appreciation and depreciation on securities based on tax cost was $8,406,242 and $2,146,995, respectively, with a net unrealized appreciation of $6,259,247.

24

NOTES TO FINANCIAL STATEMENTS continued

As of September 30, 2009, the Fund had $1,578,401 in capital loss carryovers for federal income tax purposes expiring in 2017.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of September 30, 2009, the Fund incurred and will elect to defer post-October losses of $7,253,129.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended September 30, 2009, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

Capital Loss
Carryovers
	and	Temporary
Unrealized	Post-October	Book/Tax
Appreciation	Losses	Differences

$6,259,247	$8,831,530	$(539)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended September 30,

	2009	2008

Ordinary Income	$0	$10,787,717
Long-term Capital Gain	0	7,671,584
Return of Capital	0	243,695

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

25

NOTES TO FINANCIAL STATEMENTS continued

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%. During the year ended September 30, 2009, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS

26

NOTES TO FINANCIAL STATEMENTS continued

have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Small-Mid Growth Fund, a series of the Evergreen Equity Trust, as of September 30, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from October 11, 2005 (commencement of operations) to September 30, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Small-Mid Growth Fund as of September 30, 2009, the results of its operations, changes in its net assets and financial highlights for each of the periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 24, 2009

28

ADDITIONAL INFORMATION (unaudited)

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, as required by law, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. At an in person meeting on September 23-24, 2009, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Small-Mid Growth Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the Evergreen funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of their deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors are required to furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. Over the course of the year preceding their September 2009 meeting, the Trustees regularly reviewed information regarding the investment performance of all of the funds. As part of their ongoing review of investment performance, the Trustees monitored for changes in performance and for the results of any changes in a fund’s investment process or investment team. The Trustees paid particular attention to funds whose performance since September 2008 (when the Trustees completed their 2008 review of the funds’ investment advisory agreements) indicated short-term or longer-term performance issues and to funds that they had identified during their 2008 review process as having short- or longer-term performance issues.

In spring 2009, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Trustees would review as part of the 2009 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other areas of review and requested specific information as to those areas of review.

The Trustees formed small groups to review individual funds in greater detail. They reviewed, with the assistance of an independent industry consultant that they retained, the

29

ADDITIONAL INFORMATION (unaudited) continued

information that EIMC and Keil provided. In addition, the Trustees considered information regarding, among other things, the funds’ brokerage practices, the funds’ use of derivatives, analyst and research support available to the portfolio management teams, risk management practices, and certain fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

In December 2008 Wells Fargo & Company (“Wells Fargo”) acquired Wachovia Corporation (“Wachovia”), EIMC’s parent company. Wells Fargo and EIMC have taken steps to combine the operations of Wells Fargo’s investment management affiliates and EIMC during the past year and have proposed to the Trustees the combination of the mutual fund families managed by them. During the course of the year, and during their review, the Trustees requested and received information about Wells Fargo and its advisory and broker-dealer operations, the status of efforts to combine the Wells Fargo and Evergreen investment management operations, and the effects on the funds and on the services provided by EIMC and its affiliates to the funds. In their deliberations, the Trustees were mindful that it was possible that the proposed combination of the two fund families might be effected during the coming 12-month period.

The Committee met several times by telephone during the 2009 review process to consider the information provided to it. The Committee then met with representatives of EIMC and its affiliates, including Wells Fargo. In addition, during the course of their review, the Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC, and in meetings with independent legal counsel in multiple private sessions at which no personnel of EIMC were present. At a meeting of the full Board of Trustees held on September 23-24, 2009, the Committee reported the results of its discussions with EIMC. The full Board met with representatives of EIMC and its affiliates and engaged in further review of the materials provided to it, after which the independent Trustees and the full Board approved the continuation of each of the advisory and sub-advisory agreements.

The Trustees’ determination to approve the continuation of the advisory and sub-advisory agreements was based on a comprehensive evaluation of all of the information provided to them. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements for each of the funds as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

30

ADDITIONAL INFORMATION (unaudited) continued

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees met periodically during the course of the year. EIMC presented a wide variety of information at those meetings regarding the services it provides for the funds, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of the teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2008. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new President of the funds, who also serves as President and Chief Operating Officer of EIMC, and a new Chief Investment Officer of EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

31

ADDITIONAL INFORMATION (unaudited) continued

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of fees paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. They considered that EIS, an affiliate of EIMC, would serve as distributor to the funds until January 3, 2010, and that Wells Fargo Funds Distributor, LLC, also an affiliate of EIMC, would serve as distributor to the funds beginning on January 4, 2010, and noted that the distributor receives fees from the funds for those services. The Trustees also considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC on behalf of the funds and brokerage commissions received by Wells Fargo Advisors, LLC (“Wells Fargo Advisors”) (formerly Wachovia Securities, LLC), an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted that the funds pay sub-transfer agency fees to various financial institutions, including Wells Fargo Advisors and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that the affiliate of EIMC that provides transfer agency services to the funds had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wells Fargo Advisors and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them and that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

The Trustees considered regulatory actions taken against EIMC or its affiliates in the past year, and on-going reviews of the operations of EIMC and its affiliates as they might affect the funds. They considered the findings of the regulators, the cooperation of EIMC and its affiliates with those regulators and with the Trustees in respect of those actions and reviews, and the remedial steps EIMC and its affiliates have taken in response. They also considered the scope and nature of on-going reviews being conducted by EIMC and its affiliates, and communications to the Trustees relating to those reviews.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team and the in-house research

32

ADDITIONAL INFORMATION (unaudited) continued

capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties.

The Trustees considered the managerial and financial resources available to EIMC and its affiliates and the commitment that the Evergreen/Wells Fargo organization has made to the funds generally. They considered assurances from representatives of Wells Fargo that the merger of Wells Fargo and Wachovia and the integration of those firms’ advisory and broker-dealer operations was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC provides to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high-quality services.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the independent Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds. They determined that the nature and scope of the services provided by EIMC were consistent with EIMC’s duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one- and three-year periods ended December 31, 2008, the Fund’s Class A shares had outperformed the Fund’s benchmark index, the Russell 2500 Growth Index, and performed in the first quintile of the mutual funds against which the Trustees compared the Fund’s performance for the same periods.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

33

ADDITIONAL INFORMATION (unaudited) continued

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by a majority of the mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. They reviewed the breakpoints in the Fund’s advisory fee structure, which operate generally to reduce the effective management fee rate of the Fund (as a percentage of Fund assets) as the Fund grows in size. They considered that, as a fund shrinks in size, breakpoints result in increasing fee levels. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on, among other things, the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability to EIMC of the services provided to any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

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35

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

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TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; President and Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

576003 rv3 11/2009

Item 2 – Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 – Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant’s Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the five series of the Registrant’s annual financial statements for the fiscal years ended September 30, 2009 and September 30, 2008, and fees billed for other services rendered by KPMG LLP.

	2009	2008

Audit fees	$134,400	$126,900
Audit-related fees (1)	$0	$1,000
Tax fees (2)	$0	$7,500
Non-audit fees (3)	$520,000	$862,374
All other fees	$0	$0
(1)	Audit-related fees consists principally of fees for any merger related activity.
(2)	Tax fees consists of fees for tax consultation, tax compliance and tax review.
(3)

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds

Evergreen Global Dividend Opportunity Fund

Evergreen Income Advantage Fund

Evergreen International Balanced Income Fund

Evergreen Multi-Sector Income Fund

Evergreen Utilities and High Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor for the Funds, as well as non-audit services performed by the independent auditor for the Funds’ investment adviser or any of its control affiliates that relates directly to the Funds’ operations and financial reporting, in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as regarding the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved by the Audit Committee pursuant to detailed pre-approval policies and procedures that describe the types of services for which the independent auditor may be engaged (“general pre-approval”); or may be expressly pre-approved by the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches expressed in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but on no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

The Audit Committee has pre-approved the Audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval for Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

The Audit Committee has pre-approved the Audit-related services in Appendix B. All other Audit-related services not listed in appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Senior Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax services in Appendix C. All Tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix C. Permissible All Other services not listed in Appendix C must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Fee levels or budgeted amounts for all services to be provided by the independent auditor subject to general pre-approval will be established annually by the Audit Committee. Fee levels or budgeted amounts for services to be provided by the independent auditor subject to specific pre-approval will be established at the time of the specific pre-approval. Any proposed fees exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the Audit Committee) of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Director/Assistant Director of Fund Administration will report to the Audit Committee at each of its regular meetings regarding all services provided by the independent auditor that are subject to this policy since the last such report was rendered, including: (1) a general description of the services; (2) actual billed and projected fees; and (3) the means by which such services were pre-approved by the Audit Committee, as well as the date of approval and any related fee level or budgeted amount to which the services are subject.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

On January 1, 2009, Patricia B. Norris replaced Charles A. Austin III as chair of the Audit Committee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 – Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Equity Trust
By:	/s/ W. Douglas Munn

W. Douglas Munn Principal Executive Officer

Date: November 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ W. Douglas Munn

W. Douglas Munn Principal Executive Officer

Date: November 27, 2009

By:	/s/ Jeremy DePalma

Jeremy DePalma Principal Financial Officer

Date: November 27, 2009